UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R. T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2010

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	GOLDMAN SACHS EMERGING MARKETS DEBT FUND

■	GOLDMAN SACHS HIGH YIELD FUND

■	GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

■	GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

■	GOLDMAN SACHS U.S. MORTGAGES FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Market Review	4
Portfolio Management Discussion and Performance Summaries	8
Schedules of Investments	28
Financial Statements	74
Notes to the Financial Statements	81
Financial Highlights	104
Other Information	114

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Emerging Markets Debt Fund invests primarily in fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

The High Yield Fund invests primarily in high yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit, liquidity and interest rate risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers who are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

The Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in emerging countries where such debt securities are denominated in the local currency of such emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. Since the Fund may invest in non-investment grade fixed income securities and emerging country issuers, it especially will be subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

The U.S. Mortgages Fund invests primarily in securities representing direct or indirect interests in or that are collateralized by mortgage-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investment in mortgage-backed securities (MBS) is subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. This risk may result in greater share price volatility than a fixed income fund not invested in MBS. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:
■ Assess relative value among securities and sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

Fixed Income portfolios that:

     ■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

     ■ Capitalize on GSAM’s industry-renowned credit research capabilities

     ■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

Since the conclusion of the fiscal year ended March 31, 2010, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack of liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Funds’ portfolios within a research-intensive, risk-managed framework.

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

The six months ended September 30, 2010 (the “Reporting Period”) brought the first signals of slowing momentum in global economic growth — a development that in our view was broadly consistent with the traditional cycle of recovery. After the recession ended in June 2009 (the date officially cited by the National Bureau of Economic Research), the world’s largest economies had begun to rebound. However, by the spring of 2010, global economic conditions showed signs of deterioration. The slowdown was most evident in the U.S. and China, raising concerns that the world’s two largest economies — both crucial sources of worldwide demand — might lead the global economy into a double-dip of the recession. Doubts about the sustainability of the global economic recovery drove sharp declines in government bond yields. In the U.S., for example, yields on 10-year Treasuries fell from 3.87% at the beginning of the Reporting Period to 2.51% on September 30, 2010.

During the second calendar quarter, the broader market impact of the economic slowdown was magnified by the sovereign debt crisis unfolding in Europe. Investors’ risk appetite suffered against this backdrop, and corporate bonds and emerging markets debt weakened in line with falling equity prices. By May, doubts about the solvency of peripheral European nations — Portugal, Italy, Ireland, Greece and Spain — had reached a fevered pitch. Those solvency concerns were based on high indebtedness and record budget deficits among the peripheral European nations. On April 27th, Greece’s debt rating was cut to junk by Standard & Poor’s, and risk premiums rose on Greek debt and on the sovereign debt of its similarly fiscally troubled neighbors, threatening a crisis. European lawmakers worked jointly with the International Monetary Fund (IMF) and the European Central Bank (ECB) to avert a liquidity crisis and to prevent contagion from spreading around the world through Europe’s still-fragile banking system. Although policymakers’ response succeeded in stabilizing peripheral European markets, volatility continued to flare intermittently through the end of the Reporting Period.

Riskier fixed income assets recovered during the third calendar quarter much of the ground they had lost in the months prior, and corporate bond markets experienced a record surge in new issuance. This rebound in risk appetite was helped by stronger economic signals. For example, reports of second quarter Gross Domestic Product (GDP) figures indicated that growth in the Eurozone had outstripped that of both the U.S. and Japan, primarily because of improved domestic demand among the largest European states and Germany’s exceptional exports strength. September’s economic data showed that while U.S. manufacturing and services activity had slowed, both sectors continued to expand. In China, expansion of its manufacturing sector seemed to be re-accelerating, judging by the most recently available purchasing managers survey. Still, economic growth remained below trend across the G-3 (the three largest developed economies — the U.S., Eurozone and Japan).

In the U.S., with consumer demand still weak and employment still declining, attention turned to the dwindling policy options for further stimulus. The increased focus on the widening fiscal deficit made substantial increases in government spending unlikely. Short-term interest rates had remained near zero for almost two years. During September, Federal Reserve (the “Fed”) policymakers began to demonstrate a clear willingness to revisit the exceptional bond-buying strategy it had halted earlier this year, thereby opening the door to a resumption of a second round of quantitative easing. As a result, by the end of the Reporting Period, U.S. markets were strongly positioned for more aggressive Treasury purchases by the Fed, and two-year Treasury yields had reached an all-time low near 0.5%.

MARKET REVIEW

■	Investment grade corporate bonds posted strong results during the Reporting Period amid a sustained bond market rally that drove yields steadily and markedly lower. During May, as volatility increased in response to the European sovereign debt crisis, credit spreads, or the difference in yields between corporate bonds and duration-equivalent Treasury securities, widened. However, spreads then narrowed during the third calendar quarter in response to positive fundamental and technical factors. For example, on the fundamental side, corporate earnings were generally positive as companies, especially in the U.S., continued to reduce leverage, or the use of borrowed money, and repair their balance sheets. Further, merger and acquisition activity started to pick up with a number of large transactions that included mining giant BHP Billiton’s hostile takeover bid for Canadian fertilizer firm Potash Corp. The technical picture was also supportive. The third calendar quarter saw heavy new issuance, with more than $100 billion in September alone, as companies seized the opportunity to issue debt at low interest rates. Demand was also high, however, as investors continued to move into spread, or non-Treasury, product in pursuit of yield. The announcement of the Basel III regulations, which require banks to hold substantially higher capital reserves, was well received. The new rules support credit repair in the financials sector, and we believe the timeframes are reasonable, making gradual implementation achievable.

■	U.S. mortgage-backed securities generated mixed results during the Reporting Period. U.S. agency mortgage-backed securities (MBS) slightly underperformed Treasury securities, largely because of deteriorating investor sentiment following the Fed’s announcement during the third calendar quarter that it would reinvest the proceeds of maturing MBS held by the Fed into Treasuries. Late in the third calendar quarter, amid historically low mortgage interest rates and growing fears of a homeowner refinancing wave, the risk of a prepayment spike increased. Driven by supportive supply and demand dynamics, non-agency MBS posted solid gains.

■	High yield corporate bonds continued to benefit during the Reporting Period from the search for yield. Still, the sector experienced some volatility. For instance, although they withstood the pressure on riskier fixed income assets during April, high yield corporate bonds declined in early May as credit market liquidity suffered from mounting concerns about European sovereign debt and pending financial regulatory reform in Europe and the U.S. Generally speaking, however, high yield technicals enhanced the performance of the asset class. In the third calendar quarter, the high yield market logged one of its strongest quarters ever with $85.7 billion in new issuance. By the end of the Reporting Period, 2010 new issuance was a record $203 billion, surpassing 2009’s full year total of $180.7 billion. On the demand side, according to Lipper/AMG Data, high yield mutual funds experienced inflows of approximately $5.8 billion during the Reporting Period. Such demand was supported by a second calendar quarter earnings reporting season that delivered both revenue and earnings surprises. Many high yield companies continued to reap the benefits of significantly improved operating leverage on better margins and positive revenue growth. More than two-thirds of high yield issuance has been used for refinancing activities, which has allowed companies to lower their interest expenses and further improve coverage ratios. Extremely low default activity continued during the Reporting Period with the default rate falling to 2.5% for the rolling 12-month period ended September 30, 2010. The annualized default rate for speculative grade bonds (those rated no higher than BB) for the first nine months of 2010 was a mere 0.3%.

■	Emerging markets debt provided positive returns during the Reporting Period, despite a decline in May that reflected the general turmoil in the financial markets. At that time, lower quality and less liquid credits underperformed, while more liquid and higher quality credits held up well.

MARKET REVIEW

In emerging external debt markets, represented by the J.P. Morgan EMBI Global Diversified Index, the top performers during the Reporting Period were (in U.S. dollar terms*) Belize (+28.89%), Argentina (+15.34%) and the Philippines (+14.89%), while Ecuador (−9.03%), Venezuela (−1.77%), and Serbia (+1.66%) turned in the weakest performance.

In emerging local debt markets, represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index, the top performers during the Reporting Period were (in U.S. dollar terms*) Colombia (+19.35%) and Indonesia (+17.43%), while Russia (−0.32%) and Hungary (−0.30%) turned in the weakest performance.

Looking Ahead

During the Reporting Period, we grew increasingly convinced that the positives in the global economy outweigh the negatives and that economic growth will likely continue at a slow but steady pace. In the U.S., we believe the building blocks for growth are still in place and that downside risks are limited by two key factors. First, the Fed is likely, in our view, to resume quantitative easing, which should keep financial conditions highly accommodative. Second, leverage, or the use of borrowed money, in the U.S. private sector and financial system broadly has declined dramatically since 2008, and as such, we think the possibility of another severe pullback in either asset prices or employment is significantly reduced.

The biggest risk to continued economic recovery, in our view, is fiscal tightening in the U.S., where $270 billion of tax cuts and $75 billion of tax credits are scheduled to expire at the end of 2010. We estimate the expiration of these measures would be equivalent to approximately a 10% annualized decline in disposable income, or about 2% of GDP. If this scenario materializes, the risk of a double-dip recession in the U.S. may well rise. We further believe that a massive amount of quantitative easing from the Fed would be required to offset the impact of such a scenario on economic growth. However, that said, at the end of the Reporting Period, we considered this a low-probability risk and believed that a compromise would likely be reached to extend most of these tax measures for at least the next couple of years.

From an investment perspective, we think the slow but steady economic growth environment, combined with Fed asset purchases, favors overweight positions in high quality non-Treasury sectors and select emerging markets bonds. We anticipate that U.S. interest rates may stabilize as economic growth settles into a slower but steady range. Given our view that the Fed will resume quantitative easing, we favored an overweight position in the intermediate portion of the U.S. yield curve, or spectrum of maturities, at the end of the Reporting Period. In the intermediate, i.e. five- to 10-year, portion of the yield curve, we believe the likelihood of further quantitative easing reduces the downside risk of higher interest rates and increases the possibility of a stronger rally in rates than would be justified by economic fundamentals alone. We believe, however, that rates on 30-year maturities are likely to move higher on investor concerns about the potential long-term inflationary effect of more quantitative easing.

*	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

MARKET REVIEW

Against this backdrop, we saw value in high quality non-Treasury sectors, including corporate bonds and certain agency mortgage-backed securities. Yields on corporate bonds were low at the end of the Reporting Period, but the difference between yields on corporate bonds and U.S. Treasuries remained near long-term historical averages. As a result, we believe much of the yield on corporate bonds was compensation for credit risk, which, in our view, is low and declining given the prevalence of high corporate cash balances and cautious, credit-friendly business strategies. We also saw value at the end of the Reporting Period in select emerging market sovereign debt, where yields remained attractive relative to the yields of developed country government bonds and where debt fundamentals were improving rather than deteriorating.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Emerging Markets Debt Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 10.15%, 9.66% and 10.33%, respectively. These returns compare to the 9.57% cumulative total return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period. During the period from inception on July 30, 2010 to September 30, 2010, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of 4.44%. This compares to the 4.00% cumulative total return of the Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Country and issue selection added most to the Fund’s relative performance. Detracting from results was quasi-sovereign debt in Latin America. The Fund’s U.S. duration and yield curve positioning also modestly dampened relative returns. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	Country and issue selection in Argentina contributed positively to the Fund’s results versus the Index. Argentina external debt outperformed the Index for several reasons; Standard & Poor’s upgraded Argentina’s rating from B- to B, largely because of the country’s lower debt levels and improved economic performance. Argentina has been able to reduce debt by accessing funding from public agencies and has lowered the country’s near-term financing risk, but long term financing risk has not yet been addressed. Stronger than expected growth has been supported by agricultural production and expansionary fiscal policy has pushed growth much higher than what the market had been anticipating. We believe Argentina’s economy should
Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

continue to grow at a robust rate because of a supportive global economic environment and possible future funding from international agencies.

The Fund also benefited from its exposure to Mexico’s interest rates, accomplished through a position in Mexican local bonds. Mexico’s interest rates were supported by better-than expected inflation data and the expectation that inflation would remain subdued over the medium term, which should allow the Mexican central bank to maintain an easy monetary policy through the rest of 2010.

Issue selection in Venezuelan quasi-sovereign debt hampered the Fund’s relative performance. The Fund’s selection of a Venezuelan quasi-sovereign was a detractor during the second calendar quarter as lower quality and less liquid names suffered on fears of contagion from Europe’s severe debt problems. It also weakened on supply concerns and uncertainty surrounding new foreign exchange rules. Also detracting from the Fund’s relative results was a position in the South Korean won, accomplished through the use of currency forwards. The Korean won depreciated in May when risk aversion increased and concerns increased about the future strength of the global economic recovery.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning detracted slightly from its relative returns during the Reporting Period. Because we thought the market was overstating the risk of a double-dip recession and based on our belief that yields would rise, the Fund had a short duration bias. This position dampened performance, however, when yields fell and the yield curve steepened in response to disappointing economic data. A steepened yield curve means yields on shorter-term maturities were lower than those on longer-term maturities.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives during the Reporting Period?

A	In seeking to achieve its investment objective, including the management and influence of duration and yield curve positioning, as market conditions warranted during the Reporting Period, the Fund used financial futures contracts, forward foreign currency exchange contracts and swap contracts, among others. For example, as market conditions shifted, such instruments helped us shorten and lengthen the duration of the Fund and introduce a steepening or flattening yield curve bias within the Fund. In addition, such instruments, as well as credit linked notes, helped the Fund gain exposure to certain countries or currencies.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s overweighted position in Indonesia to a smaller overweight relative to the Index.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2010?

A	At the end of September 2010, the Fund had overweighted positions relative to the Index in Chilean and Brazilian local bonds and underweighted positions in Panamanian and Mexican external debt.

FUND BASICS

Emerging Markets Debt Fund
as of September 30, 2010

PERFORMANCE REVIEW

			30-Day	30-Day
		J.P. Morgan	Standardized	Standardized
April 1, 2010–	Fund Total Return	EMBI Global	Subsidized	Unsubsidized
September 30, 2010	(based on NAV1)	Diversified Index[2]	Yield[3]	Yield[3]

Class A	10.15%	9.57%	4.39%	4.15%
Class C	9.66	9.57	3.86	3.61
Institutional	10.33	9.57	4.94	4.70

July 30, 2010– September 30, 2010

Class IR	4.44%	4.00%	4.83%	4.50%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of 41 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/10	One Year	Five Years	Since Inception	Inception Date

Class A	13.16%	8.08%	11.04%	8/29/03
Class C	16.67	N/A	8.74	9/29/06
Institutional	18.89	9.46	12.17	8/29/03
Class IR	N/A	N/A	4.44	7/30/10

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.22%	1.31%
Class C	1.97	2.06
Institutional	0.88	0.97
Class IR	0.97	1.06

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 COUNTRY ALLOCATION6

	Percentage of Net Assets

	as of 9/30/10	as of 3/31/10

Brazil	7.7%	6.2%
Indonesia	7.6	10.1
Mexico	6.9	7.7
Russia	6.0	7.0
Philippines	5.8	5.9
Turkey	5.5	4.2
Venezuela	5.4	5.2
Colombia	5.2	2.6
South Africa	4.6	2.4
Argentina	4.5	3.7

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 9.7% as of 9/30/10 and 7.4% as of 3/31/10.

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs High Yield Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 5.35%, 4.95%, 4.96%, 5.52%, 5.42%, 5.63% and 5.22%, respectively. These returns compare to the 6.55% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underweighted position in financials detracted most from its results relative to the Index. This was somewhat offset by our decision to hold certain bonds while their issuers restructured.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund’s underweighted position relative to the Index in financials detracted most from performance. We maintained the underweight because of our concern about the viability of short-term funded entities with below-investment grade ratings as well as our overall concern about balance sheet health and the regulatory environment. However, the financials sector returned 8.38% during the Reporting Period, outperforming the rest of the high yield bond market, as represented by the Index, by almost 2%. Banks were the strongest segment, returning 9.54%. The Fund’s performance was also dampened by its overweighted exposure to stable companies, such as Reynolds Packaging Group and Peermont Hotels, Casinos and Resorts, that modestly lagged the Index.

On the positive side, the Fund benefited from its exposure to the recovery stories — all within cyclical sectors — of Grohe, a building materials supplier of premium showers and faucets; EdCon, a clothing and footwear retailer; and Carlson Wagonlit Travel, a consumer services company specializing in hospitality and business travel.
Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Our decision to hold certain bonds through the issuing company’s restructuring also proved to be advantageous. Ultimately, some of these bonds were exchanged by the issuer for an equity stake in the company, boosting the Fund’s performance. Examples included CIT Group, which provides lending, leasing and advisory services to middle market businesses; Spectrum Brands, a consumer products company; and Nortek, a building products manufacturer. The Fund’s underweighted position in electric utilities, a segment that underperformed the Index, also contributed to results as falling natural gas prices made it harder for utilities to meet debt payments.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments that included forward contracts related to foreign currency transactions and swap contracts.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s sector weightings during the Reporting Period, but we modestly reduced the Fund’s weighting in the media industry.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of September 2010?

A	At the end of September 2010, the Fund was overweight packaging, health care, gaming and consumer products relative to the Index. It was underweight retail, finance, energy and electric utilities versus the Index.

FUND BASICS

High Yield Fund
as of September 30, 2010

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30-Day
		U.S. Corporate	Standardized	Standardized
April 1, 2010–	Fund Total Return	High Yield Bond Index	Subsidized	Unsubsidized
September 30, 2010	(based on NAV)[1]	2% Issuer Capped[2]	Yield[3]	Yield[3]

Class A	5.35%	6.55%	6.32%	6.32%
Class B	4.95	6.55	5.87	5.87
Class C	4.96	6.55	5.87	5.86
Institutional	5.52	6.55	6.96	6.96
Service	5.42	6.55	6.46	6.45
Class IR	5.63	6.55	6.85	6.85
Class R	5.22	6.55	6.37	6.36

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	10.16%	5.33%	6.71%	6.03%	8/1/97
Class B	8.97	5.07	6.55	5.92	8/1/97
Class C	13.44	5.50	6.41	5.65	8/15/97
Institutional	15.75	6.66	7.60	6.81	8/1/97
Service	15.21	6.15	7.05	6.27	8/1/97
Class IR	15.66	N/A	N/A	6.72	11/30/07
Class R	15.11	N/A	N/A	6.14	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.05%	1.06%
Class B	1.80	1.81
Class C	1.80	1.81
Institutional	0.71	0.72
Service	1.21	1.22
Class IR	0.80	0.81
Class R	1.30	1.31

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 ISSUERS AS OF 9/30/106

Company	% of Net Assets	Line of Business

Intelsat	2.7%	Telecommunications – Satellites
Sprint Nextel	2.5	Telecommunications – Cellular
HCA	2.4	Health Care – Services
Ally Financial	2.2	Finance
CIT Group	2.2	Finance
AIG	2.0	Finance
Ford	1.8	Automotive
MGM Mirage	1.2	Gaming
First Data	1.2	Technology – Software/Services
Sungard Data	1.1	Technology – Software/Services

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP 10 INDUSTRY ALLOCATION7

	Percentage of Net Assets

	as of 9/30/10	as of 3/31/10

Health Care	9.2%	9.0%
Finance	8.5	8.0
Energy	6.5	6.5
Telecommunications – Non Cellular	6.2	5.6
Gaming	5.5	5.0
Media	5.2	6.8
Utilities	4.9	5.3
Automotive	4.2	3.6
Packaging	4.2	3.9
Services Cyclical	4.2	3.4

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Investment Grade Credit Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 8.39%, 8.57% and 8.60%, respectively. These returns compare to the 8.07% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Credit Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Issue selection among investment grade corporate bonds contributed the most to the Fund’s relative performance. The Fund’s cross-sector positioning relative to its benchmark also added value. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. However, an overweighted position in investment grade corporate bonds overall hampered progress. The combined effect of the Fund’s duration and yield curve positioning further detracted from performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	The biggest contributor to the Fund’s relative outperformance was our individual issue selection of investment grade corporate bonds. Particularly advantageous was the Fund’s bias toward issues at the lower end of the investment grade ratings spectrum; many of these names performed strongly during the Reporting Period. Issue selection in the industrials and energy sectors, as well as in the bank and insurance industries, enhanced relative results. Among the largest relative contributors were exploration company Transocean, oil company British Petroleum and beverage maker Anheuser-Busch InBev. A small allocation to non-agency residential mortgage-backed securities (RMBS) also added to results.
Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Index.

In addition, the Fund benefited from a negative basis position in which the portfolio owned corporate cash bonds and we bought protection against credit default risk through derivatives, such as credit default swaps. Basis can be either positive (credit spreads trade wider than cash spreads) or negative (cash spreads trade wider than credit spreads). In a basis trade, the Fund is positioned to take advantage of changes in the basis. We believed that the negative basis of corporate cash bonds relative to derivatives would continue to narrow from the extreme levels they reached in late 2008 during the financial crisis. The Fund benefited from our stance when cash spreads widened less than credit spreads (that is, the negative basis narrowed) during May and June as investors sought to reduce risk and take advantage of the greater liquidity in derivatives.

Detracting was issue selection within the utilities sector. The Fund was also hampered by its overall overweight to corporate bonds, which underperformed — especially pipeline and financial issues — during the severe spread widening in May.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning detracted from performance. Most of the impact came during the second calendar quarter when the Fund was underweight five- and 10-year maturities in the U.S. Treasury yield curve. As yields in this segment of the U.S. Treasury yield curve enjoyed a sustained and strong rally, such positioning dampened results. However, this was somewhat offset by the positive contribution from the Fund’s overweight position in the intermediate segment of the corporate bond yield curve versus the short-term end of the curve for much of the Reporting Period.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives during the Reporting Period?

A	In seeking to achieve its investment objective, including the management and influence of duration and yield curve positioning, as market conditions warranted during the Reporting Period, the Fund used instruments that included financial futures contracts, swap contracts and forward foreign currency exchange contracts related to foreign currency transactions. For example, as market conditions shifted, such instruments helped us shorten and lengthen the duration of the Fund or to introduce a steepening or flattening yield curve bias within the Fund. We also used such instruments to adopt, as mentioned previously, a negative basis position in which the Fund’s portfolio was long corporate cash bonds and short derivative instruments, such as credit default swaps.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In response to increased market volatility and investor risk aversion in May, we aggressively reduced the Fund’s overweighted allocation to corporate bonds. We sold the most liquid issues first, which had the effect of reducing the Fund’s overweight in financials. As risk appetite returned, we took advantage of the supportive macro environment and favorable corporate earnings data to rebuild positions, especially in financials, and shifted the Fund back to an overweight in corporate bonds.

After the oil spill in the Gulf of Mexico, we underweighted the Fund in energy names such as British Petroleum and Anadarko Petroleum. As news about the capping of the oil well improved during the third calendar quarter, we shifted the Fund to an overweighted position.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2010?

A	At the end of September 2010, the Fund had overweighted positions relative to the Index in investment grade corporate credit. Within corporate bonds, the Fund was overweight banking, insurance, real estate investment trusts (REITs), energy and pipelines. Relative to the Index, the Fund was underweight retail, information technology and utilities corporate bonds.

FUND BASICS

Investment Grade Credit Fund
as of September 30, 2010

PERFORMANCE REVIEW

			30-Day	30-Day
			Standardized	Standardized
April 1, 2010–	Fund Total Return	Barclays Capital	Subsidized	Unsubsidized
September 30, 2010	(based on NAV)[1]	U.S. Credit Index[2]	Yield[3]	Yield[3]

Class A	8.39%	8.07%	3.01%	2.96%
Institutional	8.57	8.07	3.46	3.41
Separate Account Institutional	8.60	8.07	3.51	3.46

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/10	One Year	Five Years	Since Inception	Inception Date

Class A	8.63%	3.71%	3.89%	11/3/03
Institutional	13.25	4.85	4.87	11/3/03
Separate Account Institutional	13.31	4.92	4.92	11/3/03

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.89%
Institutional	0.42	0.55
Separate Account Institutional	0.37	0.50

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND COMPOSITION6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-Term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS8

	Percentage of Net Assets

	as of 9/30/10	as of 3/31/10

Banks	22.5%	18.7%
Energy	7.4	5.7
Insurance	6.5	7.0
Pipelines	6.3	8.9
Wirelines and Wireless Telecommunications	5.0	5.2
Real Estate Investment Trusts	5.2	5.4
Health Care	4.2	4.3
Media	4.1	8.3
Electric	3.5	4.9
Food & Beverage	3.3	4.5

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

PORTFOLIO RESULTS

Goldman Sachs Local Emerging
Markets Debt Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Local Emerging Markets Debt Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 8.95%, 8.52% and 9.13%, respectively. These returns compare to the 10.14% cumulative total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period. During the period from inception on July 30, 2010 to September 30, 2010, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of 5.71%. This compares to the 6.48% cumulative total return of the Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s currency positions detracted from relative performance. Contributing to results was country and issue selection.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	The Fund was hampered by its currency positions in the Turkish lira and the South Korean won (accomplished through the use of currency forwards). It was overweight the Turkish lira through the middle of May; the currency depreciated from mid-April through early June. An overweight in the South Korean won worked against the Fund when the currency depreciated sharply during May in response to the European sovereign debt crisis and concern about the future strength of the global economic recovery.

The Fund benefited from country and issue selection in Colombian and Mexican local debt. Colombia interest rates outperformed on lower-than-expected inflation data, which should enable the country’s central bank to keep rates on hold for the rest of 2010. Furthermore, the Colombian peso appreciated 3.6% in June after former defense
Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

minister Juan Manuel Santos was elected president, largely on expectations that he would continue former President Uribe’s investor-friendly economic policies. Mexico interest rates were supported by better-than-expected inflation data and the likelihood that inflation would remain subdued over the medium term, which should allow the Mexican central bank to maintain an easy monetary policy through the rest of 2010.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives during the Reporting Period?

A	To gain exposure to certain countries or currencies, the Fund used forward foreign currency exchange contracts and swap contracts. In addition, such instruments, as well as credit linked notes, helped the Fund gain exposure to certain countries or currencies.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s sector weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2010?

A	At the end of September 2010, the Fund had overweighted positions relative to the Index in Brazilian local bonds and the Chinese renminbi. It held underweighted positions in Thai local debt and the Thai baht.

FUND BASICS

Local Emerging Markets Debt Fund
as of September 30, 2010

PERFORMANCE REVIEW

			30-Day	30-Day
		J.P. Morgan	Standardized	Standardized
April 1, 2010–	Fund Total Return	GBI EM Global	Subsidized	Unsubsidized
September 30, 2010	(based on NAV1)	Diversified Index[2]	Yield[3]	Yield[3]

Class A	8.95%	10.14%	4.34%	3.75%
Class C	8.52	10.14	3.79	3.15
Institutional	9.13	10.14	4.88	4.25

July 30, 2010– September 30, 2010

Class IR	5.71%	6.48%	4.69%	4.00%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan GBI EM Global Diversified Index is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ending 9/30/10	One Year	Since Inception	Inception Date

Class A	11.71%	3.12%	2/15/08
Class C	16.34	4.24	2/15/08
Institutional	17.51	5.30	2/15/08
Class IR	N/A	5.71	7/30/10

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.49%
Class C	2.10	2.24
Institutional	1.01	1.15
Class IR	1.10	1.24

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 COUNTRY ALLOCATION6

	Percentage of Net Assets

	as of 9/30/10	as of 3/31/10

Mexico	9.3%	5.5%
Thailand	7.8	6.5
South Africa	7.8	4.6
Brazil	7.7	7.7
Hungary	7.5	7.4
Indonesia	7.1	6.9
Turkey	4.9	9.3
Poland	4.6	8.3
Egypt	4.3	3.7
Malaysia	4.1	2.6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 16.4% as of 9/30/10 and 20.7% as of 3/31/10.

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs U.S. Mortgages Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 3.71%, 3.89% and 3.92%, respectively. These returns compare to the 4.00% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Securitized Bond Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration strategy detracted most from its relative results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Contributing to performance was our cross-sector strategy in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection among agency and non-agency mortgage-backed securities (MBS) also added value.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A	The Fund’s cross-sector positioning contributed positively to results during the Reporting Period. Specifically, the Fund’s exposure to non-agency MBS was advantageous. Despite the temporary sell-off during May, non-agency MBS performed strongly during the Reporting Period, driven by supportive supply and demand dynamics. In addition, the Fund’s underweight to agency MBS enhanced relative performance, as agency MBS underperformed U.S. Treasury securities during the Reporting Period.

Issue selection also added to the Fund’s relative results during the Reporting Period. In particular, the Fund benefited from our focus on agency MBS with lower prepayment risk. These gains were offset somewhat by issue selection among commercial mortgage-backed securities (CMBS), which detracted.

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s underweighted duration bias in the medium- to long-maturity portions of the Treasury yield curve, or spectrum of maturities, during the Reporting Period detracted from its relative performance during the Reporting Period. During the second and third calendar quarters of 2010, interest rates on 10-year Treasuries fell approximately 135 basis points to 2.51%, driven by reports pointing to weaker than expected economic data. During the third calendar quarter, the Fed’s decision to reinvest mortgage paydowns into U.S. Treasuries, together with the market speculating about an additional round of quantitative easing, or buying of U.S. Treasuries by the Fed, led yields even lower.

Q	How did the Fund use derivatives during the Reporting Period?

A	In seeking to achieve its investment objective, including the management and influence of duration and yield curve positioning, as market conditions warranted during the Reporting Period, the Fund used instruments that included financial futures contracts and swap contracts. For example, as market conditions shifted, such instruments helped us shorten and lengthen the duration of the Fund and were used to introduce a steepening or flattening yield curve bias within the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from a short duration bias to a long duration bias. We reduced the Fund’s underweighted exposure to agency MBS but continued to maintain an underweight.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of September 2010?

A	At the end of September 2010, the Fund had overweighted allocations relative to the Index in agency securities, agency collateralized mortgage obligations (CMO), asset-backed securities (ABS) and CMBS. It was underweight relative to the Index in residential mortgage-backed securities (RMBS), particularly agency pass-through mortgage securities.

FUND BASICS

U.S. Mortgages Fund
as of September 30, 2010

PERFORMANCE REVIEW

			30-Day	30-Day
		Barclays Capital	Standardized	Standardized
April 1, 2010–	Fund Total Return	U.S. Securitized	Subsidized	Unsubsidized
September 30, 2010	(based on NAV)[1]	Bond Index[2]	Yield[3]	Yield[3]

Class A	3.71%	4.00%	1.85%	1.75%
Institutional	3.89	4.00	2.26	2.15
Separate Account Institutional	3.92	4.00	2.31	2.20

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/10	One Year	Five Years	Since Inception	Inception Date

Class A	3.64%	4.15%	4.05%	11/3/03
Institutional	8.03	5.33	5.03	11/3/03
Separate Account Institutional	8.09	5.38	5.07	11/3/03

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.94%
Institutional	0.42	0.60
Separate Account Institutional	0.37	0.55

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-Term investments represent repurchase agreements. Figures in the above graph may not sum up to 100% due to the exclusion of other assets and liabilities.
[7]	“Federal Agencies” are mortgage-backed securities guaranteed by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.
[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – 70.0%

Argentina – 4.5%
Republic of Argentina (B/NR)
	$3,160,000	7.000%		09/12/13	$2,964,168
	4,490,000	7.000		10/03/15	3,953,944
ARS	6,159,180	5.830	(a)	12/31/33	1,104,796
EUR	3,313,676	7.820		12/31/33	3,196,039
	1,320,000	2.260	(b)	12/31/38	607,328
Republic of Argentina (NR/NR)
	$6,210,000	7.000		04/17/17	5,078,745
ARS	14,967,675	2.000	(a)	02/04/18	2,922,192
EUR	849,011	7.820	(a)	12/31/33	815,977
	47,580,000	2.840	(a)	12/15/35	7,005,252

					27,648,441

Belarus – 1.4%
Republic of Belarus (B+/B1)
	$8,350,000	8.750		08/03/15	8,600,500

Brazil – 4.8%
Federal Republic of Brazil (BBB-/Baa3)
	150,000	6.000		01/17/17	174,750
	6,450,000	5.875		01/15/19	7,562,625
	1,000,000	8.875		10/14/19	1,407,500
	2,630,000	8.250		01/20/34	3,800,350
	2,360,000	5.625		01/07/41	2,584,200
Federal Republic of Brazil (NR/Baa3)
	12,967,000	4.875		01/22/21	14,231,282

					29,760,707

Chile – 0.3%
Republic of Chile (A+/Aa3)
	1,750,000	3.875		08/05/20	1,816,302

Colombia – 4.5%
Republic of Colombia (BBB-/Ba1)
	2,278,000	7.375		01/27/17	2,807,635
	6,920,000	7.375		03/18/19	8,753,800
	6,880,000	7.375		09/18/37	9,064,400
	6,210,000	6.125		01/18/41	7,094,925

					27,720,760

Costa Rica – 1.0%
Republic of Costa Rica (BB+/Baa3)
	410,000	6.548		03/20/14	462,275
	3,987,000	9.995		08/01/20	5,661,540

					6,123,815

Dominican Republic – 2.2%
Dominican Republic (B/B1)
	5,246,289	9.040		01/23/18	6,216,853
	5,240,000	7.500	(c)	05/06/21	5,921,200
	100,000	7.500		05/06/21	113,000
	1,060,000	8.625		04/20/27	1,245,500

					13,496,553

Egypt(c) – 0.2%
Republic of Egypt (BB+/Ba1)
	100,000	5.750		04/29/20	107,000
	1,160,000	6.875		04/30/40	1,305,000

					1,412,000

El Salvador – 0.9%
Republic of El Salvador (BB/Ba1)
	4,132,000	8.250		04/10/32	4,689,820
	600,000	7.650		06/15/35	652,500

					5,342,320

Gabon – 0.4%
Republic of Gabon (BB-/NR)
	1,270,000	8.200		12/12/17	1,470,025
	760,000	8.200	(c)	12/12/17	879,700

					2,349,725

Georgia – 0.2%
Republic of Georgia (B+/Ba3)
	1,240,000	7.500		04/15/13	1,264,800

Ghana – 0.3%
Republic of Ghana (B/NR)
	1,880,000	8.500		10/04/17	2,147,900

Hungary – 1.3%
Hungary Government Bond (BBB-/Baa1)
EUR	510,000	6.750		07/28/14	729,742
	10,000	3.500		07/18/16	12,444
	700,000	5.750		06/11/18	957,902
	$5,763,000	6.250		01/29/20	6,137,595

					7,837,683

Indonesia – 7.1%
Republic of Indonesia (BB/Ba2)
	4,650,000	6.750		03/10/14	5,272,170
	820,000	7.500		01/15/16	997,366
	1,404,000	6.875		01/17/18	1,695,330
	1,880,000	11.625		03/04/19	2,909,300
	13,129,000	5.875	(c)	03/13/20	15,114,105
	2,520,000	5.875		03/13/20	2,901,024
	2,780,000	8.500		10/12/35	4,037,950
	300,000	6.625		02/17/37	364,500
	3,198,000	7.750	(c)	01/17/38	4,333,290
	4,804,000	7.750		01/17/38	6,509,420

					44,134,455

Iraq – 0.8%
Republic of Iraq (NR/NR)
	5,690,000	5.800		01/15/28	4,893,400

Ivory Coast(b) – 0.5%
Republic of Ivory Coast (NR/NR)
	4,314,000	2.500		12/31/32	2,508,591
	1,000,000	2.500	(c)	12/31/32	581,500

					3,090,091

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – (continued)

Lebanon – 1.3%
Republic of Lebanon (B/NR)
	$600,000	6.375%		03/09/20	$622,500
	4,230,000	8.250		04/12/21	4,938,525
Republic of Lebanon MTN (B/NR)
	2,707,500	4.000		12/31/17	2,653,350

					8,214,375

Malaysia – 0.6%
Malaysia (A-/A3)
	3,500,000	7.500		07/15/11	3,615,479

Mexico – 3.2%
Mexican Bonos (A/Baa1)
MXN	146,465,500	10.000		12/05/24	15,481,980
United Mexican States (BBB/Baa1)
	$16,000	6.750		09/27/34	19,880
	3,770,000	6.050	(d)	01/11/40	4,316,650

					19,818,510

Pakistan – 0.3%
Islamic Republic of Pakistan (B-/B3)
	1,070,000	6.875	(c)	06/01/17	965,675
	1,320,000	6.875		06/01/17	1,191,300

					2,156,975

Panama – 0.0%
Republic of Panama (BBB-/Baa3)
	184,000	7.250		03/15/15	219,052

Peru – 2.3%
Republic of Peru (BBB-/Baa3)
	4,462,000	7.350		07/21/25	5,778,290
	5,698,000	8.750		11/21/33	8,461,530
	111,000	6.550		03/14/37	134,865

					14,374,685

Philippines – 5.8%
Republic of Philippines (BB-/Ba3)
	189,000	9.875		01/15/19	270,270
	3,759,000	8.375		06/17/19	4,999,470
	5,826,000	6.500		01/20/20	6,962,070
	3,565,000	7.500		09/25/24	4,634,500
	1,000,000	9.500	(e)	10/21/24	1,495,000
	3,917,000	10.625		03/16/25	6,296,577
	2,412,000	9.500		02/02/30	3,693,496
	2,832,000	7.750		01/14/31	3,763,020
	3,208,000	6.375		10/23/34	3,733,310

					35,847,713

Poland – 1.7%
Republic of Poland (A-/A2)
	5,650,000	3.875		07/16/15	5,868,937
	4,100,000	6.375		07/15/19	4,850,813

					10,719,750

Qatar – 0.3%
State of Qatar (AA/Aa2)
	350,000	5.250	(c)	01/20/20	384,125
	1,490,000	6.400		01/20/40	1,767,140

					2,151,265

Romania – 0.2%
Republic of Romania (BB+/Baa3)
EUR	930,000	6.500		06/18/18	1,313,084

Russia – 6.0%
Russian Federation (BBB/Baa1)
	$800,000	3.625	(c)	04/29/15	804,960
	2,000,000	5.000	(c)	04/29/20	2,080,000
	200,000	5.000		04/29/20	208,000
	28,640,000	7.500	(b)	03/31/30	34,153,200

					37,246,160

Serbia(b) – 0.5%
Republic of Serbia (BB-/NR)
	2,977,333	6.750		11/01/24	2,917,787

South Africa – 3.9%
Republic of South Africa (A+/A3)
ZAR	70,440,000	10.500		12/21/26	12,401,422
Republic of South Africa (BBB+/A3)
	$960,000	6.500		06/02/14	1,094,400
	2,317,000	6.875		05/27/19	2,832,532
	5,322,000	5.500		03/09/20	5,947,335
	1,730,000	5.875		05/30/22	2,002,475

					24,278,164

Sri Lanka – 0.6%
Republic of Sri Lanka (B+/B1)(c)
	1,650,000	6.250		10/04/20	1,657,590
Republic of Sri Lanka (B+/NR)
	190,000	8.250		10/24/12	206,862
	374,000	7.400		01/22/15	409,530
	1,330,000	7.400	(c)	01/22/15	1,456,350

					3,730,332

Turkey – 5.3%
Republic of Turkey (BB/Ba2)
	6,065,000	5.625		03/30/21	6,610,850
	4,661,000	11.875		01/15/30	8,261,622
	1,800,000	8.000		02/14/34	2,346,750
	830,000	6.875		03/17/36	964,875
	7,850,000	7.250		03/05/38	9,478,875
	4,317,000	6.750		05/30/40	4,921,380

					32,584,352

Ukraine – 0.7%
Ukraine Government (B+/B2)
EUR	2,810,000	4.950		10/13/15	3,485,967
	$700,000	7.750	(c)	09/23/20	702,625

					4,188,592

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – (continued)

United Arab Emirates – 0.5%
Dubai DOF Sukuk Ltd. (NR/NR)
	$2,950,000	6.396%		11/03/14	$2,941,150

Uruguay – 2.0%
Republic of Uruguay (BB+/Ba3)
	1,826,907	8.000		11/18/22	2,352,143
	466,000	6.875		09/28/25	559,200
	2,200,000	7.875	(f)	01/15/33	2,882,000
	5,036,000	7.625		03/21/36	6,496,440

					12,289,783

Venezuela – 4.4%
Republic of Venezuela (BB-/B2)
	360,000	5.750		02/26/16	248,400
	1,170,000	13.625		08/15/18	1,088,100
	890,000	7.000		12/01/18	589,625
	14,540,000	7.750		10/13/19	9,632,750
	8,601,000	6.000		12/09/20	4,988,580
	8,090,000	8.250		10/13/24	5,177,600
	7,610,000	7.650		04/21/25	4,642,100
	470,000	9.250		05/07/28	311,375
	1,300,000	7.000		03/31/38	715,000

					27,393,530

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $398,990,419)					$433,640,190

Corporate Obligations – 16.0%

Brazil – 1.2%
Banco Cruzeiro do Sul SA (NR/Ba3)(c)
	$730,000	8.875%		09/22/20	$770,079
CCL Finance Ltd. (BB-/NR)
	1,058,000	9.500		08/15/14	1,237,860
Companhia Energetica de Sao Paulo (NR/Ba2)
BRL	3,127,249	9.750		01/15/15	1,914,231
Independencia International Ltd. (NR/NR)(c)
	$1,277,436	12.000		12/30/16	38,323
Telemar Norte Leste SA (BBB-/Baa2)(c)
	3,374,000	5.500		10/23/20	3,418,533

					7,379,026

Chile – 0.6%
Corporacion Nacional del Cobre(A/A1)
	2,995,000	6.150		10/24/36	3,548,416

Colombia – 0.7%
EEB International Ltd. (BB/NR)
	1,020,000	8.750		10/31/14	1,114,310
	690,000	8.750	(c)	10/31/14	753,798
TGI International Ltd. (BB/NR)
	1,440,000	9.500		10/03/17	1,634,400
	760,000	9.500	(c)	10/03/17	864,091

					4,366,599

Indonesia – 0.5%
Adaro Indonesia PT (NR/Ba1)
	2,350,000	7.625	(c)	10/22/19	2,561,500
	700,000	7.625		10/22/19	763,000

					3,324,500

Ireland – 0.6%
MTS International Funding Ltd. (BB/Ba2)
	1,220,000	8.625		06/22/20	1,403,000
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB+/Ba2)
	500,000	9.125	(c)	04/30/18	571,900
	1,599,000	9.125		04/30/18	1,828,936

					3,803,836

Kazakhstan – 3.1%
Kazakhstan Temir Zholy Finance BV (BB+/Baa3)(c)
	700,000	6.375		10/06/20	699,132
Kazatomprom (NR/Baa3)(c)
	700,000	6.250		05/20/15	757,750
KazMunaiGaz Finance Sub BV (BB+/Baa2)
	10,000	8.375	(c)	07/02/13	11,075
	2,100,000	11.750	(c)	01/23/15	2,661,750
	6,750,000	11.750		01/23/15	8,555,625
KazMunaiGaz Finance Sub BV (NR/Baa2)(c)
	5,680,000	7.000		05/05/20	6,283,500

					18,968,832

Luxembourg – 1.1%
Gaz Capital SA for Gazprom (BBB/Baa1)(e)
	3,400,000	9.250		04/23/19	4,224,500
Gazprom International SA for Gazprom (BBB+/NR)
	2,440,551	7.201		02/01/20	2,641,896

					6,866,396

Malaysia – 0.7%
Petronas Capital Ltd. (A-/A1)
	1,630,000	5.250		08/12/19	1,821,257
	2,200,000	5.250	(c)	08/12/19	2,458,139

					4,279,396

Mexico – 3.7%
Cemex Finance LLC (B/NR)
	1,990,000	9.500		12/14/16	2,002,529
	3,460,000	9.500	(c)	12/14/16	3,481,784
Pemex Project Funding Master Trust (BBB/Baa1)
	6,296,000	5.750		03/01/18	6,909,860
Petroleos Mexicanos (BBB/Baa1)
	2,572,000	8.000		05/03/19	3,208,570
	4,930,000	5.500	(c)	01/21/21	5,250,450
	1,580,000	6.625	(c)	06/15/35	1,730,100

					22,583,293

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)

Qatar – 1.3%
Ras Laffan Liquefied Natural Gas Co. Ltd. II (A/Aa2)
	$6,806,004	5.298%	09/30/20	$7,364,097
Ras Laffan Liquefied Natural Gas Co. Ltd. III (A/Aa2)(c)
	180,000	5.500	09/30/14	197,100
	499,632	5.832	09/30/16	548,381

				8,109,578

South Africa – 0.7%
Peermont Proprietary Global Ltd. (B/B3)
EUR	3,480,000	7.750	04/30/14	4,217,515

Turkey(c) – 0.2%
Akbank TAS (NR/Ba1)
	$1,270,000	5.125	07/22/15	1,270,000

Ukraine – 0.1%
Biz Finance PLC for Ukreximbank (NR/B1)
	700,000	8.375	04/27/15	721,000

United Arab Emirates – 0.5%
Dolphin Energy Ltd. (NR/A1)
	1,227,904	5.888	06/15/19	1,319,997
	1,630,810	5.888 (c)	06/15/19	1,753,120

				3,073,117

Venezuela – 1.0%
Petroleos de Venezuela SA (B+/NR)
	529,900	5.250	04/12/17	308,667
Petroleos de Venezuela SA (NR/NR)
	8,300,000	4.900	10/28/14	5,291,250
	1,439,000	5.000	10/28/15	827,425

				6,427,342

TOTAL CORPORATE OBLIGATIONS
(Cost $95,549,284)				$98,938,846

Structured Notes – 3.1%

Egyptian Treasury Bills (NR/NR)(g)(h)
EGP	25,800,000	0.000%	10/26/10	$4,506,050
	26,700,000	0.000 (c)	11/02/10	4,655,264
Notas do Tesouro Nacional Series B (NR/NR)(a)(i)
BRL	17,408,282	6.000	08/15/40	10,362,113

TOTAL STRUCTURED NOTES
(Cost $19,622,232)				$19,523,427

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $514,161,935)				$552,102,463

Short-term Investment(j) – 9.7%

Repurchase Agreement – 9.7%
Joint Repurchase Agreement Account II
	$60,300,000	0.270%	10/01/10	$60,300,000
Maturity Value: $60,300,452
(Cost $60,300,000)

TOTAL INVESTMENTS – 98.8%
(Cost $574,461,935)				$612,402,463

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%				7,326,400

NET ASSETS – 100.0%				$619,728,863

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(b)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2010.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $77,028,889, which represents approximately 12.4% of net assets as of September 30, 2010.

(d)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(e)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Pay-in-kind securities.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	The underlying security is issued by HSBC Corp.

(i)	The underlying security is issued by Deutsche Bank AG.

(j)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 72-73.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s (“S&P”)/Moody’s Investor Service (“Moody’s”) and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Currency Abbreviations:
ARS	—	Argentine Peso
BRL	—	Brazilian Real
CLP	—	Chilean Peso
CNY	—	Chinese Yuan
COP	—	Colombian Peso
EGP	—	Egyptian Pound
EUR	—	Euro
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
PHP	—	Philippine Peso
PLN	—	Polish Zloty
TRY	—	Turkish Lira
ZAR	—	South African Rand

Investment Abbreviations:
KWCDC	—	South Korean Won Certificate of Deposit
MTN	—	Medium Term Note
NR	—	Not Rated
WIBOR	—	Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At September 30, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Gain

Barclays Bank PLC	CNY	Purchase	03/17/11	$9,846,981	$90,472
	IDR	Purchase	10/14/10	106,804	—
	MXN	Sale	12/15/10	3,061,749	21,356
	TRY	Purchase	12/15/10	3,068,644	37,644
Citibank NA	IDR	Purchase	10/14/10	1,891,893	38,031
Credit Suisse International (London)	PLN	Purchase	12/15/10	57,327	—
Deutsche Bank AG (London)	IDR	Purchase	10/14/10	1,560,393	16,145
	INR	Purchase	10/14/10	6,619,702	301,953
	PHP	Purchase	10/14/10	2,558,532	81,531
HSBC Bank PLC	ILS	Purchase	12/15/10	2,544,668	81,461
JPMorgan Securities, Inc.	IDR	Purchase	10/14/10	2,514,891	10,953
	KRW	Purchase	10/14/10	121,000	—
	PLN	Purchase	12/15/10	2,505,848	150,195
Royal Bank of Scotland PLC	EUR	Purchase	10/22/10	51,475	—
State Street Bank	KRW	Purchase	10/14/10	5,276,780	166,780
	MXN	Sale	12/15/10	1,247,433	5,817
UBS AG (London)	BRL	Purchase	10/04/10	9,530,362	74,006
	CNY	Purchase	03/17/11	227,145	—

TOTAL					$1,076,344

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

Bank of America NA	INR	Sale	10/14/10	$103,000	$—
Citibank NA	EUR	Sale	12/15/10	8,319,060	(569,508)
	INR	Purchase	01/18/11	2,954,826	(14,174)
	KRW	Sale	10/14/10	5,276,780	(259,867)
Deutsche Bank AG (London)	INR	Sale	10/14/10	1,345,103	(45,103)
	MXN	Sale	12/15/10	11,471,968	(426,262)
HSBC Bank PLC	BRL	Sale	10/04/10	9,529,591	(109,656)
	EUR	Sale	12/15/10	404,648	—
	IDR	Sale	10/14/10	264,571	—
	KRW	Sale	10/14/10	118,783	—
JPMorgan Securities, Inc.	EUR	Sale	10/22/10	13,439,924	(845,829)
	IDR	Purchase	10/14/10	1,036,973	(5,414)
		Sale	10/14/10	6,842,340	(181,321)
Morgan Stanley & Co.	CNY	Purchase	03/17/11	5,881,215	(5,785)
	INR	Sale	10/14/10	5,172,379	(236,032)
	ZAR	Sale	11/10/10	12,464,828	(332,819)
Royal Bank of Canada	BRL	Sale	10/14/10	2,680,525	(175,489)
UBS AG (London)		Sale	01/18/11	9,315,761	(62,680)
	MYR	Purchase	01/18/11	2,953,770	(15,230)

TOTAL					$(3,285,169)

FUTURES CONTRACTS — At September 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Ultra Long U.S. Treasury Bonds	(79)	December 2010	$(11,161,219)	$(66,258)
2 Year U.S. Treasury Notes	207	December 2010	45,433,266	70,846
5 Year U.S. Treasury Notes	435	December 2010	52,577,227	366,145
10 Year U.S. Treasury Notes	202	December 2010	25,461,469	364,729
30 Year U.S. Treasury Bonds	178	December 2010	23,801,937	325,816

TOTAL				$1,061,278

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments
	Amount		Termination	received by	made by	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Gain (Loss)*

Credit Suisse International (London)	CLP	9,500,000	09/11/12	4.210%	6 month Chilean Interbank Camara Rate Average	$(59,521)
		3,650,000	11/17/14	5.000	6 month Chilean Interbank Camara Rate Average	114,616
Deutsche Bank Securities, Inc.	KRW	2,601,578	07/06/11	3.620	3 month KWCDC	18,607
		4,346,604	07/07/11	3.626	3 month KWCDC	31,253
	CLP	10,831,000	09/04/12	4.120	6 month Chilean Interbank Camara Rate Average	(165,164)
		2,000,000	02/02/15	5.160	6 month Chilean Interbank Camara Rate Average	50,451
	PLN	64,300	07/14/15	5.080	6 month WIBOR	222,488
		40,130	09/14/15	4.930	6 month WIBOR	27,140
JPMorgan Securities, Inc.	CLP	3,230,000	07/27/12	4.090	6 month Chilean Interbank Camara Rate Average	(10,691)
		3,382,000	07/30/12	4.000	6 month Chilean Interbank Camara Rate Average	(24,338)
		8,009,000	09/27/12	4.460	6 month Chilean Interbank Camara Rate Average	35,137
		1,000,000	12/15/14	5.260	6 month Chilean Interbank Camara Rate Average	45,129
		2,080,000	07/19/15	4.970	6 month Chilean Interbank Camara Rate Average	(7,854)

TOTAL						$277,253

*	There are no upfront payments on the swap contract(s), therefore, the unrealized gain (loss) of the swap contract(s) is equal to their market value.

CREDIT DEFAULT SWAP CONTRACTS

					Credit
			Rates		Spread at		Upfront
		Notional	received		September 30,		Payments
	Referenced	Amount	(paid) by	Termination	2010	Market	made (received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(basis points)(a)	Value	by the Fund	Gain (Loss)

Protection Sold:
JPMorgan Securities, Inc.	Republic of Kazakhstan	$8,700	1.000%	06/20/15	173	$(282,261)	$(245,962)	$(36,299)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS

	Notional
	Amount		Reference	Termination	Financing	Unrealized
Counterparty	(000s)		Security	Date	Fee#	Gain (Loss)*

Deutsche Bank Securities, Inc.	COP	2,560,000	Titulos de Tesoreria 11.000%, 07/24/20	10/27/10	Colombia Minimum Repo Rate +0.750%	$(4,414)
		1,902,000		10/28/10	Colombia Minimum Repo Rate +0.750%	(3,394)

TOTAL						$(7,808)

*	There is no upfront payment on the swaps contract(s), therefore, the unrealized gain/loss of the swap contract(s) is equal to their market value.
#	The Fund receives semi-annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 92.7%

Aerospace – 0.5%
BE Aerospace, Inc. (BB/Ba3)
	$3,625,000	8.500%		07/01/18	$3,946,719
Esterline Technologies Corp. (BB/Ba3)(a)
	3,500,000	7.000		08/01/20	3,622,500
Sequa Corp. (CCC/Caa2)(a)(b)
	5,212,055	13.500		12/01/15	5,576,899
Spirit AeroSystems, Inc. (BB-/B1)
	3,000,000	7.500		10/01/17	3,075,000
TransDigm, Inc. (B-/B3)
	11,240,000	7.750		07/15/14	11,380,500

					27,601,618

Agriculture – 0.9%
JBS USA LLC/JBS USA Finance, Inc. (BB/B1)
	9,250,000	11.625		05/01/14	10,730,000
Smithfield Foods, Inc. (B+/B1)(a)
	3,000,000	10.000		07/15/14	3,442,500
Smithfield Foods, Inc. (B-/Caa1)
	2,000,000	7.000		08/01/11	2,070,000
	12,500,000	7.750		05/15/13	12,968,750
	13,500,000	7.750		07/01/17	13,736,250
Tereos Europe (BB/B1)
EUR	4,000,000	6.375		04/15/14	5,578,148

					48,525,648

Airlines(a) – 0.3%
Air Canada (B+/B2)
	$12,000,000	9.250		08/01/15	12,226,380
Air Canada (B-/Caa1)
	5,375,000	12.000		02/01/16	5,169,578

					17,395,958

Automotive – 1.9%
FCE Bank PLC (BB-/Ba2)
EUR	10,000,000	7.125		01/16/12	14,106,260
	4,000,000	7.125		01/15/13	5,655,031
Ford Motor Credit Co. LLC (B+/Ba2)
	$3,125,000	8.625		11/01/10	3,128,906
	6,250,000	7.375		02/01/11	6,359,375
	32,125,000	7.250		10/25/11	33,570,625
	6,750,000	7.000		10/01/13	7,222,500
	19,750,000	7.000		04/15/15	21,132,500
	8,000,000	12.000		05/15/15	10,040,000
Motors Liquidation Co. (NR/WR)(c)
	7,125,000	7.125		07/15/13	2,297,812
	2,000,000	7.700		04/15/16	615,000
	1,000,000	8.800	(d)	03/01/21	312,500
EUR	2,000,000	8.375		07/05/33	913,378
	$14,500,000	8.375		07/15/33	4,893,750

					110,247,637

Automotive Parts – 2.3%
Accuride Corp. (B/B2)(a)
	2,000,000	9.500		08/01/18	2,100,000
Accuride Corp. (NR/NR)(b)
	1,584,542	7.500		02/26/20	3,953,432

Allison Transmission, Inc. (CCC+/Caa2)(a)
	4,500,000	11.000		11/01/15	4,871,250
	16,500,000	11.250	(b)	11/01/15	17,902,500
American Axle & Manufacturing Holdings, Inc. (BB-/Ba2)(a)
	12,000,000	9.250		01/15/17	13,170,000
American Axle & Manufacturing, Inc. (B-/B3)
	3,375,000	5.250		02/11/14	3,176,719
ArvinMeritor, Inc. (CCC/Caa1)
	10,750,000	10.625		03/15/18	11,878,750
Lear Corp. (BB+/Ba3)
	1,000,000	7.875		03/15/18	1,060,000
	1,375,000	8.125		03/15/20	1,464,375
Navistar International Corp. (BB-/B1)
	9,000,000	8.250		11/01/21	9,618,750
Pinafore LLC/Pinafore, Inc. (B+/B1)(a)
	7,000,000	9.000		10/01/18	7,332,500
Tenneco, Inc. (B/B2)
	2,000,000	8.125		11/15/15	2,100,000
Tenneco, Inc. (CCC+/Caa1)
	3,000,000	8.625		11/15/14	3,090,000
The Goodyear Tire & Rubber Co. (B+/B1)
	8,625,000	10.500		05/15/16	9,703,125
	4,250,000	8.250		08/15/20	4,451,875
	6,000,000	8.750		08/15/20	6,420,000
TRW Automotive, Inc. (BB/B2)
EUR	5,000,000	6.375		03/15/14	6,918,495
	$6,500,000	7.000		03/15/14	6,906,250
	3,750,000	8.875		12/01/17	4,115,625
UCI Holdco, Inc. (CCC+/Caa1)(b)(e)
	7,399,905	9.250		12/15/13	7,177,908
United Components, Inc. (NR/WR)
	5,601,000	9.375		06/15/13	5,699,018

					133,110,572

Building Materials – 2.0%
AMH Holdings, Inc. (CCC+/Caa2)(f)
	13,500,000	11.250		03/01/14	14,040,000
Atrium Cos., Inc. (NR/WR)(a)(c)
	7,801,452	15.000		12/15/12	117,022
Calcipar SA (B+/B1)(e)
EUR	7,521,000	1.961		07/01/14	8,424,895
CPG International, Inc. (B-/Caa1)
	$5,500,000	10.500		07/01/13	5,555,000
Grohe Holding GMBH (B-/B3)(e)
EUR	13,000,000	3.710		01/15/14	16,348,779
Grohe Holding GMBH (CCC/Caa1)
	24,500,000	8.625		10/01/14	33,650,130
Heating Finance PLC (B/B2)
GBP	2,000,000	7.875		03/31/14	3,110,381
HeidelbergCement AG (BB-/B1)
EUR	3,500,000	8.000		01/31/17	5,047,002
	3,250,000	7.500		04/03/20	4,462,947
Nortek, Inc. (NR/NR)
	$4,017,777	11.000		12/01/13	4,278,933
PLY Gem Industries, Inc. (B-/Caa1)
	10,500,000	11.750		06/15/13	11,208,750

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Building Materials – (continued)

USG Corp. (B+/Caa2)
	$3,000,000	6.300%		11/15/16	$2,610,000
USG Corp. (BB/B2)(a)
	3,250,000	9.750		08/01/14	3,375,937

					112,229,776

Capital Goods – 2.1%
Altra Holdings, Inc. (B+/B1)
	5,000,000	8.125		12/01/16	5,200,000
Amsted Industries, Inc. (BB-/B1)(a)
	6,000,000	8.125		03/15/18	6,270,000
Baldor Electric Co. (B/B3)
	14,500,000	8.625		02/15/17	15,515,000
Mueller Water Products, Inc. (B+/B1)(a)
	2,625,000	8.750		09/01/20	2,782,500
Mueller Water Products, Inc. (CCC+/B3)
	11,520,000	7.375		06/01/17	10,137,600
RBS Global, Inc. (CCC+/Caa2)
	17,500,000	11.750		08/01/16	18,900,000
RBS Global, Inc./Rexnord LLC (B-/Caa1)
	26,000,000	8.500		05/01/18	26,422,500
SPX Corp. (BB+/Ba1)
	1,000,000	7.625		12/15/14	1,097,500
Standard Steel LLC/Standard Steel Finance Corp. (B/Caa1)(a)
	5,000,000	12.000		05/01/15	5,200,000
Terex Corp. (B/Caa1)
	7,875,000	8.000		11/15/17	7,875,000
Terex Corp. (BB-/B2)
	12,375,000	10.875		06/01/16	14,138,437
VAC Finanzierung GMBH (B-/Caa2)
EUR	4,000,000	9.250		04/15/16	4,035,221

					117,573,758

Chemicals – 2.7%
CF Industries, Inc. (BB+/B1)
	$3,250,000	6.875		05/01/18	3,493,750
	875,000	7.125		05/01/20	954,844
Cognis GMBH (B/B2)(e)
EUR	12,250,000	2.879		09/15/13	16,574,568
Cognis GMBH (CCC+/Caa2)
	1,625,000	9.500		05/15/14	2,286,605
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/B3)
	$10,750,000	8.875		02/01/18	10,481,250
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/Caa1)
	6,750,000	9.750		11/15/14	6,969,375
Huntsman International LLC (B-/B3)
EUR	2,500,000	6.875		11/15/13	3,493,329
	$6,000,000	7.875		11/15/14	6,225,000
	4,000,000	8.625		03/15/20	4,160,000
Invista (BB-/Ba3)(a)
	770,000	9.250		05/01/12	780,588
KRATON Polymers LLC (B-/B3)
	8,225,000	8.125		01/15/14	8,307,250
LBI Escrow Corp. (BB/Ba3)(a)
	1,000,000	8.000		11/01/17	1,091,250

Lyondell Chemical Co. (B/B3)
	7,994,086	11.000		05/01/18	8,833,465
MacDermid, Inc. (CCC/Caa2)(a)
	7,750,000	9.500		04/15/17	8,098,750
Momentive Performance Materials, Inc. (CCC-/B2)
	5,541,000	12.500		06/15/14	6,261,330
Momentive Performance Materials, Inc. (CCC-/Caa1)
EUR	3,750,000	9.000		12/01/14	5,061,067
	$5,000,000	9.750		12/01/14	5,125,000
	678,628	10.125	(b)	12/01/14	688,807
Momentive Performance Materials, Inc. (CCC-/Caa2)
	2,310,000	11.500		12/01/16	2,315,775
Nalco Co. (B/B2)
EUR	11,500,000	9.000		11/15/13	15,951,733
OXEA Finance/Cy SCA (B+/B2)(a)
	$4,875,000	9.500		07/15/17	5,261,741
Rockwood Specialties Group, Inc. (B/B3)
EUR	21,810,000	7.625		11/15/14	30,327,139
SPCM SA (BB-/B3)(a)
	2,375,000	8.250		06/15/17	3,318,662

					156,061,278

Conglomerates – 0.6%
Park-Ohio Industries, Inc. (CCC+/Caa1)
	$5,000,000	8.375		11/15/14	4,875,000
Polypore, Inc. (B-/B3)
	4,000,000	8.750		05/15/12	4,010,000
EUR	12,500,000	8.750		05/15/12	17,040,629
TriMas Corp. (B-/B3)(a)
	$9,000,000	9.750		12/15/17	9,517,500

					35,443,129

Construction Machinery – 0.5%
Case New Holland, Inc. (BB+/Ba3)
	1,500,000	7.750		09/01/13	1,631,250
	8,875,000	7.875	(a)	12/01/17	9,718,125
CNH America LLC (BB+/Ba3)
	953,000	7.250		01/15/16	1,019,710
Dresser-Rand Group, Inc. (BB-/B1)
	10,106,000	7.375		11/01/14	10,207,060
The Manitowoc Co., Inc. (B+/Caa1)
	5,000,000	9.500		02/15/18	5,175,000

					27,751,145

Consumer Products – Household & Leisure – 1.6%
Affinion Group, Inc. (B-/B3)
	6,250,000	10.125		10/15/13	6,421,875
Affinion Group, Inc. (B-/Caa1)
	5,250,000	11.500		10/15/15	5,538,750
	5,375,000	11.625	(a)	11/15/15	5,297,062
Ames True Temper (NR/WR)(e)
	2,000,000	4.526		01/15/12	1,990,000
Central Garden & Pet Co. (B/B2)
	5,500,000	8.250		03/01/18	5,610,000
Easton-Bell Sports, Inc. (CCC+/B3)
	3,125,000	9.750		12/01/16	3,394,531

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Consumer Products – Household & Leisure – (continued)

Elizabeth Arden, Inc. (B/B1)
	$3,645,000	7.750%	01/15/14	$3,672,337
FGI Holding Co., Inc. (B-/B3)(a)(b)
	875,000	11.250	10/01/15	837,813
Freedom Group, Inc. (B/Ba3)(a)
	7,250,000	10.250	08/01/15	7,675,937
Harry & David Holdings, Inc. (CCC-/Ca)
	2,000,000	9.000	03/01/13	1,340,000
Jarden Corp. (B/B1)
	7,750,000	7.500	05/01/17	8,021,250
	1,875,000	7.500	01/15/20	1,945,313
Jarden Corp. (BB-/Ba3)
	2,375,000	8.000	05/01/16	2,535,313
Sealy Mattress Co. (BB-/Ba3)(a)
	1,350,000	10.875	04/15/16	1,518,750
Sealy Mattress Co. (CCC+/Caa1)
	13,500,000	8.250	06/15/14	13,466,250
Solo Cup Co. (CCC+/Caa2)
	6,000,000	8.500	02/15/14	5,130,000
Spectrum Brands Holdings, Inc. (B/B2)(a)
	10,250,000	9.500	06/15/18	11,044,375
Spectrum Brands Holdings, Inc. (CCC+/Caa1)(b)
	5,085,308	12.000	08/28/19	5,657,405

				91,096,961

Consumer Products – Industrial – 0.0%
JohnsonDiversey, Inc. (B-/B3)
	2,500,000	8.250	11/15/19	2,662,500

Consumer Products – Non Durable – 1.1%
Belvedere SA (NR/WR)(c)
EUR	4,500,000	0.000	05/15/13	1,042,887
Constellation Brands, Inc. (BB/Ba3)
	$3,875,000	8.375	12/15/14	4,243,125
	6,000,000	7.250	09/01/16	6,360,000
	10,000,000	7.250	05/15/17	10,600,000
Prestige Brands, Inc. (B+/B3)
	1,750,000	8.250	04/01/18	1,811,250
Sally Holdings LLC (B/Caa1)
	16,000,000	10.500	11/15/16	17,360,000
Sally Holdings LLC (BB-/B3)
	14,250,000	9.250	11/15/14	14,891,250
Yankee Acquisition Corp. (B-/B3)
	7,500,000	8.500	02/15/15	7,706,250
Yankee Acquisition Corp. (CCC+/Caa1)
	875,000	9.750	02/15/17	905,625

				64,920,387

Defense – 0.6%
Alliant Techsystems, Inc. (BB-/Ba3)
	6,250,000	6.750	04/01/16	6,406,250
Communications & Power Industries, Inc. (B-/B3)
	2,000,000	8.000	02/01/12	1,997,500
DynCorp International, Inc. (B/B1)(a)
	1,250,000	10.375	07/01/17	1,243,750

L-3 Communications Corp. (BB+/Ba1)
	9,000,000	5.875	01/15/15	9,180,000
	14,625,000	6.375	10/15/15	15,063,750

				33,891,250

Emerging Markets(a) – 1.2%
Cemex Finance LLC (B/NR)
	15,000,000	9.500	12/14/16	15,094,439
Digicel Group Ltd. (NR/Caa1)
	23,250,000	8.875	01/15/15	23,656,875
	7,071,000	9.125 (b)	01/15/15	7,221,259
	6,000,000	10.500	04/15/18	6,570,000
Digicel Ltd. (NR/B1)
	3,875,000	12.000	04/01/14	4,485,313
Orascom Telecom Finance SCA (CCC/Caa1)
	14,000,000	7.875	02/08/14	13,475,000

				70,502,886

Energy – Coal – 0.7%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. (NR/B1)
	2,125,000	8.250	12/15/17	2,244,531
Foresight Energy LLC/Foresight Energy Corp. (B/Caa1)(a)
	12,875,000	9.625	08/15/17	13,325,625
Foundation PA Coal Co. LLC (BB/Ba3)
	1,500,000	7.250	08/01/14	1,533,750
Peabody Energy Corp. (BB+/Ba1)
	1,000,000	5.875	04/15/16	1,012,500
	16,500,000	7.375	11/01/16	18,273,750
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. (B/B2)
	2,375,000	8.250	04/15/18	2,446,250

				38,836,406

Energy – Exploration & Production – 5.0%
Antero Resources Finance Corp. (B/Caa1)
	1,875,000	9.375	12/01/17	1,992,188
Chesapeake Energy Corp. (BB/Ba3)
	10,500,000	9.500	02/15/15	12,140,625
EUR	4,500,000	6.250	01/15/17	6,195,973
	$12,875,000	6.500	08/15/17	13,309,531
	2,000,000	6.875	08/15/18	2,100,000
	6,250,000	7.250	12/15/18	6,718,750
	2,000,000	6.625	08/15/20	2,090,000
Cimarex Energy Co. (BB/Ba3)
	6,000,000	7.125	05/01/17	6,300,000
Comstock Resources, Inc. (B/B2)
	11,250,000	8.375	10/15/17	11,531,250
CONSOL Energy, Inc. (BB/B1)(a)
	7,750,000	8.000	04/01/17	8,389,375
	6,875,000	8.250	04/01/20	7,493,750
Continental Resources, Inc. (BB/B1)(a)
	2,125,000	7.375	10/01/20	2,231,250
Denbury Resources, Inc. (BB/B1)
	1,375,000	9.750	03/01/16	1,543,438
Encore Acquisition Co. (NR/B1)
	5,250,000	9.500	05/01/16	5,880,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)

EXCO Resources, Inc. (B/B3)
	$3,000,000	7.250%	01/15/11	$2,996,250
	1,500,000	7.500	09/15/18	1,486,875
Forest Oil Corp. (B+/B1)
	10,125,000	8.500	02/15/14	11,036,250
Harvest Operations Corp. (BB-/Ba1)(a)
	1,375,000	6.875	10/01/17	1,402,500
Newfield Exploration Co. (BB+/Ba3)
	5,125,000	6.625	09/01/14	5,240,312
	12,750,000	6.625	04/15/16	13,260,000
	7,625,000	7.125	05/15/18	8,139,687
	6,500,000	6.875	02/01/20	6,857,500
NFR Energy LLC/NFR Energy Finance Corp. (B/Caa1)(a)
	14,750,000	9.750	02/15/17	14,676,250
OPTI Canada, Inc. (B-/Caa3)
	7,500,000	7.875	12/15/14	5,625,000
Pioneer Drilling Co. (B/B3)(a)
	5,250,000	9.875	03/15/18	5,368,125
Pioneer Natural Resources Co. (BB+/Ba1)
	2,750,000	5.875	07/15/16	2,826,662
	4,000,000	6.650	03/15/17	4,256,298
Pioneer Natural Resources Co. (BB+/NR)(d)
	20,533,000	2.875	01/15/38	25,752,489
Plains Exploration & Production Co. (BB-/B1)
	8,250,000	7.750	06/15/15	8,641,875
	2,250,000	10.000	03/01/16	2,553,750
	9,000,000	7.000	03/15/17	9,202,500
	5,000,000	7.625	06/01/18	5,262,500
	2,000,000	8.625	10/15/19	2,190,000
	7,250,000	7.625	04/01/20	7,576,250
Quicksilver Resources, Inc. (B+/B2)
	2,750,000	8.250	08/01/15	2,908,125
	9,500,000	11.750	01/01/16	11,115,000
Quicksilver Resources, Inc. (B-/B3)
	7,375,000	7.125	04/01/16	7,282,812
Range Resources Corp. (BB/Ba3)
	4,250,000	6.375	03/15/15	4,324,375
	8,625,000	8.000	05/15/19	9,444,375
SandRidge Energy, Inc. (B+/B3)(a)
	6,625,000	9.875	05/15/16	6,873,437
	2,500,000	8.000	06/01/18	2,450,000
	875,000	8.750	01/15/20	868,438
Stone Energy Corp. (BB-/Caa1)
	4,250,000	8.625	02/01/17	4,165,000
Whiting Petroleum Corp. (BB/Ba3)
	4,000,000	7.000	02/01/14	4,220,000
	875,000	6.500	10/01/18	892,500

				286,811,265

Energy – Refining – 0.0%
Tesoro Corp. (BB+/Ba1)
	2,250,000	9.750	06/01/19	2,463,750

Energy – Services – 0.8%
Aquilex Holdings LLC/Aquilex Finance Corp. (B-/B3)
	3,000,000	11.125	12/15/16	2,970,000
CHC Helicopter SA (B+/B1)(a)
	12,000,000	9.250	10/15/20	12,040,255
Compagnie Generale de Geophysique-Veritas (BB-/Ba3)
	3,250,000	7.500	05/15/15	3,302,813
	2,500,000	9.500	05/15/16	2,699,350
Expro Finance Luxembourg SCA (B+/B2)(a)
	15,625,000	8.500	12/15/16	14,784,666
Key Energy Services, Inc. (BB-/B1)
	6,875,000	8.375	12/01/14	7,253,125

				43,050,209

Entertainment & Leisure – 1.6%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. (B-/B2)(a)
	6,625,000	9.125	08/01/18	6,989,375
GWR Operating Partnership LLP (BB-/B3)(a)
	8,000,000	10.875	04/01/17	8,240,000
HRP Myrtle Beach Operations LLC (NR/WR)(a)(c)
	1,750,000	0.000	04/01/12	175
MU Finance PLC (NR/NR)(a)
	8,500,000	8.375	02/01/17	8,330,000
GBP	19,625,000	8.750	02/01/17	29,749,889
Regal Cinemas Corp. (B-/B2)
	$1,500,000	8.625	07/15/19	1,571,250
Universal City Development Partners Ltd. (CCC+/B3)
	11,000,000	8.875	11/15/15	11,343,750
	4,750,000	10.875	11/15/16	5,141,875
WMG Acquisition Corp. (B/B1)
	7,750,000	7.375	04/15/14	7,285,000
WMG Acquisition Corp. (BB/Ba2)
	8,250,000	9.500	06/15/16	8,827,500
WMG Holdings Corp. (B/B1)(f)
	5,000,000	9.500	12/15/14	4,800,000

				92,278,814

Environmental – 0.0%
WCA Waste Corp. (B-/B3)
	2,500,000	9.250	06/15/14	2,550,000

Finance – 8.0%
Ally Credit Canada Ltd. (B/B3)
GBP	500,000	6.625	12/17/10	784,658
Ally Financial, Inc. (B/B3)
	$20,000,000	7.250	03/02/11	20,325,000
	2,652,000	5.375	06/06/11	2,671,890
	41,750,000	6.875	09/15/11	43,106,875
	7,500,000	6.625	05/15/12	7,771,875
	8,000,000	6.875	08/28/12	8,320,000
	7,000,000	6.750	12/01/14	7,280,000
	10,000,000	8.300 (a)	02/12/15	10,925,000
	9,000,000	8.000	11/01/31	9,630,000
American General Finance Corp. (B/B3)
	2,000,000	5.200	12/15/11	1,945,000
	13,625,000	4.875	07/15/12	12,841,563
	10,000,000	5.375	10/01/12	9,450,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Finance – (continued)

American International Group, Inc. (BBB/Ba2)(e)
	$9,375,000	8.175%		05/15/58	$9,328,125
CIT Group, Inc. (B+/B3)
	5,970,706	7.000		05/01/13	6,008,023
	14,662,603	7.000		05/01/14	14,625,946
	36,300,103	7.000		05/01/15	36,027,852
	25,405,214	7.000		05/01/16	25,024,136
	27,391,189	7.000		05/01/17	26,843,365
ETrade Financial Corp. (CCC+/B3)
	5,750,000	7.375		09/15/13	5,606,250
GE Capital Trust II (A+/Aa3)(e)
EUR	16,750,000	5.500		09/15/67	19,791,398
GE Capital Trust IV (A+/Aa3)(e)
	10,125,000	4.625		09/15/66	11,353,386
Ally Credit Canada Ltd. (B/B3)
	4,000,000	6.000		05/23/12	5,562,061
International Lease Finance Corp. (BB+/B1)
	$3,125,000	5.250		01/10/13	3,078,125
	24,686,000	6.375		03/25/13	24,747,715
	4,445,000	5.875		05/01/13	4,433,888
	17,410,000	5.625		09/20/13	17,061,800
	13,635,000	6.625		11/15/13	13,669,087
	4,000,000	8.625	(a)	09/15/15	4,310,000
	10,500,000	8.750	(a)	03/15/17	11,366,250
	2,250,000	8.875		09/01/17	2,435,625
International Lease Finance Corp. (BBB-/Ba3)(a)
	1,000,000	6.750		09/01/16	1,072,500
	1,000,000	7.125		09/01/18	1,075,000
Lloyds Banking Group PLC (C/B3)(a)(c)(e)
	21,000,000	5.920		10/01/49	14,966,537
	13,000,000	6.413		10/01/49	9,265,067
	10,900,000	6.267		11/14/49	7,716,592
National Money Mart Co. (B+/B2)
	13,500,000	10.375		12/15/16	14,377,500
NCO Group, Inc. (CCC/Caa2)
	7,250,000	11.875		11/15/14	6,506,875
SLM Corp. (BBB-/Ba1)
EUR	1,625,000	1.079	(e)	12/15/10	2,182,053
GBP	3,000,000	5.375		12/15/10	4,665,571
Wells Fargo Capital XIII (A-/Ba1)(e)
	$16,125,000	7.700		03/26/49	16,669,219

					454,821,807

Finance Insurance(a) – 0.2%
HUB International Holdings, Inc. (CCC+/B3)
	9,250,000	9.000		12/15/14	9,134,375

Food – 1.6%
Dean Foods Co. (B/B2)
	14,375,000	7.000		06/01/16	14,087,500
Del Monte Corp. (BB/Ba3)
	1,500,000	6.750		02/15/15	1,541,250
	6,750,000	7.500		10/15/19	7,256,250
Dole Food Co., Inc. (B+/B2)
	9,000,000	13.875		03/15/14	10,890,000
Foodcorp Ltd. (B-/B2)
EUR	6,500,000	8.875		06/15/12	8,994,044

Pinnacle Foods Finance LLC (CCC+/B3)
	20,500,000	9.250		04/01/15	21,320,000
Pinnacle Foods Finance LLC (CCC+/Caa1)
	13,000,000	10.625		04/01/17	13,845,000
TreeHouse Foods, Inc. (BB-/Ba2)
	3,625,000	7.750		03/01/18	3,878,750
Tyson Foods, Inc. (BB+/Ba2)
	8,065,000	10.500		03/01/14	9,698,162

					91,510,956

Gaming – 5.4%
Ameristar Casinos, Inc. (BB-/B2)
	9,500,000	9.250		06/01/14	10,153,125
Boyd Gaming Corp. (B-/Caa1)
	3,000,000	6.750		04/15/14	2,688,750
	1,000,000	7.125		02/01/16	843,750
Buffalo Thunder Development Authority (NR/WR)(a)(c)
	2,000,000	9.375		12/15/14	500,000
CCM Merger, Inc. (CCC+/Caa3)(a)
	4,500,000	8.000		08/01/13	4,100,625
Chukchansi Economic Development Authority (B+/B3)(a)
	6,220,000	8.000		11/15/13	3,498,750
Circus & Eldorado (B-/Caa2)
	3,000,000	10.125		03/01/12	2,775,000
Codere Finance Luxembourg SA (B/B2)
EUR	15,625,000	8.250		06/15/15	21,300,786
Harrah’s Operating Co., Inc. (B/Caa1)
	$16,000,000	11.250		06/01/17	17,520,000
Harrah’s Operating Co., Inc. (CCC/Ca)(a)
	9,250,000	12.750		04/15/18	8,579,375
Harrah’s Operating Co., Inc. (CCC/NR)
	39,769,000	10.000		12/15/18	31,616,355
Isle of Capri Casinos, Inc. (CCC+/Caa1)
	3,568,000	7.000		03/01/14	3,202,280
Las Vegas Sands Corp. (B/B2)
	1,500,000	6.375		02/15/15	1,516,875
Marina District Finance Co., Inc. (BB/B2)(a)
	5,125,000	9.500		10/15/15	4,984,062
	2,750,000	9.875		08/15/18	2,660,625
Mashantucket Pequot Tribe (NR/WR)(a)(c)
	4,000,000	8.500		11/15/15	620,000
MCE Finance Ltd. (B+/B1)(a)
	10,875,000	10.250		05/15/18	12,112,031
MGM Resorts International (B/B1)
	11,500,000	13.000		11/15/13	13,541,250
	1,875,000	10.375		05/15/14	2,076,563
	4,750,000	11.125		11/15/17	5,403,125
	2,250,000	9.000	(a)	03/15/20	2,396,250
MGM Resorts International (CCC+/Caa1)
	2,500,000	6.750		09/01/12	2,350,000
	9,500,000	6.750		04/01/13	8,692,500
	5,500,000	5.875		02/27/14	4,675,000
	21,500,000	6.625		07/15/15	18,060,000
	14,000,000	7.500		06/01/16	11,830,000
	1,500,000	11.375		03/01/18	1,421,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Gaming – (continued)

Mohegan Tribal Gaming Authority (CCC+/B2)
	$5,535,000	6.125%	02/15/13	$4,289,625
Mohegan Tribal Gaming Authority (CCC+/Caa2)
	1,000,000	8.000	04/01/12	760,000
	1,555,000	7.125	08/15/14	870,800
MTR Gaming Group, Inc. (B/B2)
	1,250,000	12.625	07/15/14	1,334,375
Peermont Proprietary Global Ltd. (B/B3)
EUR	13,000,000	7.750	04/30/14	15,755,084
Peninsula Gaming LLC (B/B3)
	$5,715,000	10.750	08/15/17	6,043,612
Penn National Gaming, Inc. (BB-/B1)
	4,125,000	6.750	03/01/15	4,145,625
Pinnacle Entertainment, Inc. (B/Caa1)
	12,875,000	7.500	06/15/15	12,408,281
	1,625,000	8.750	05/15/20	1,600,625
Pinnacle Entertainment, Inc. (BB/B1)
	6,000,000	8.625	08/01/17	6,360,000
Pokagon Gaming Authority (B+/B2)(a)
	2,625,000	10.375	06/15/14	2,716,875
River Rock Entertainment Authority (B+/B2)
	1,500,000	9.750	11/01/11	1,342,500
San Pasqual Casino (BB-/B2)(a)
	3,375,000	8.000	09/15/13	3,311,719
Scientific Games International, Inc. (BB-/B1)
	8,750,000	9.250	06/15/19	9,384,375
Seneca Gaming Corp. (BB/Ba2)
	6,550,000	7.250	05/01/12	6,451,750
Shingle Springs Tribal Gaming Authority (CCC/Caa2)(a)
	10,000,000	9.375	06/15/15	7,400,000
Snoqualmie Entertainment Authority (CCC/Caa3)(a)
	7,250,000	9.125	02/01/15	6,380,000
Station Casinos, Inc. (NR/WR)(c)
	2,500,000	6.000	04/01/12	3,125
	11,625,000	6.500	02/01/14	1,163
	13,000,000	6.875	03/01/16	1,300
	2,000,000	7.750	08/15/16	1,000
Tropicana Entertainment LLC (NR/WR)(c)
	2,000,000	9.625	12/15/14	4,200
Turning Stone Resort Casino Enterprise (B+/B1)(a)
	2,950,000	9.125	09/15/14	3,009,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (BB+/Ba2)
	3,000,000	7.875	11/01/17	3,217,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (BB+/Ba3)(a)
	9,250,000	7.750	08/15/20	9,805,000
Yonkers Racing Corp. (BB-/B1)(a)
	4,500,000	11.375	07/15/16	4,848,750

				310,564,611

Health Care – Medical Products – 3.8%
Accellent, Inc. (B+/B1)
	6,750,000	8.375	02/01/17	6,885,000
Accellent, Inc. (CCC+/Caa2)
	7,625,000	10.500	12/01/13	7,739,375

Alere, Inc. (B-/B2)
	4,000,000	7.875	02/01/16	4,080,000
Alere, Inc. (B-/B3)
	9,000,000	9.000	05/15/16	9,270,000
	1,500,000	8.625 (a)	10/01/18	1,526,250
Bausch & Lomb, Inc. (B/Caa1)
	22,000,000	9.875	11/01/15	23,375,000
Bio-Rad Laboratories, Inc. (BBB-/Ba2)
	3,250,000	8.000	09/15/16	3,526,250
Boston Scientific Corp. (BBB-/Ba1)
	9,125,000	6.400	06/15/16	10,559,997
Catalent Pharma Solutions, Inc. (B/Caa1)(b)
	25,000,118	9.500	04/15/15	25,375,120
Catalent Pharma Solutions, Inc. (B-/Caa1)
EUR	8,500,000	9.750	04/15/17	10,718,556
CONMED Corp. (B/B1)(d)
	$9,500,000	2.500	11/15/24	9,364,302
DJO Finance LLC/DJO Finance Corp. (B-/B3)
	14,750,000	10.875	11/15/14	16,077,500
DJO Finance LLC/DJO Finance Corp. (CCC+/Caa1)
	1,024,000	11.750	11/15/14	1,075,200
FMC Finance III SA (BB+/Ba2)
	6,625,000	6.875	07/15/17	7,080,993
Fresenius US Finance II, Inc. (BB/Ba1)(a)
	9,750,000	9.000	07/15/15	11,115,000
Hologic, Inc. (BB+/NR)(d)(g)
	32,763,000	2.000	12/15/37	30,481,385
Talecris Biotherapeutics Holdings Corp. (BB/B1)
	3,625,000	7.750	11/15/16	3,987,500
The Cooper Cos., Inc. (BB/Ba3)
	8,670,000	7.125	02/15/15	8,756,700
VWR Funding, Inc. (B-/Caa1)(b)
	21,917,187	10.250	07/15/15	23,067,839
Wright Medical Group, Inc. (NR/NR)
	5,239,000	2.625	12/01/14	4,628,657

				218,690,624

Health Care – Pharmaceutical – 0.3%
Elan Finance PLC/Elan Finance Corp. (B/B2)
	1,500,000	8.875	12/01/13	1,530,000
Mylan, Inc. (BB-/NR)
	7,030,000	1.250	03/15/12	7,275,839
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC (B+/B3)(a)
	10,625,000	7.750	09/15/18	10,850,781

				19,656,620

Health Care – Services – 5.1%
Alliance HealthCare Services, Inc. (B/NR)
	2,250,000	8.000	12/01/16	2,086,875
Community Health Systems, Inc. (B/B3)
	21,000,000	8.875	07/15/15	22,260,000
CRC Health Corp. (CCC/Caa1)
	2,875,000	10.750	02/01/16	2,702,500
DaVita, Inc. (B/B2)
	7,750,000	7.250	03/15/15	8,021,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Health Care – Services – (continued)

DaVita, Inc. (B+/B1)
	$4,569,000	6.625%	03/15/13	$4,643,246
Gentiva Health Services, Inc. (B-/B2)(a)
	4,875,000	11.500	09/01/18	5,204,062
HCA, Inc. (B-/Caa1)
GBP	752,000	8.750	11/01/10	1,181,316
	$7,500,000	6.250	02/15/13	7,631,250
	11,670,000	6.750	07/15/13	11,990,925
	2,500,000	5.750	03/15/14	2,484,375
	9,000,000	6.375	01/15/15	9,045,000
	4,750,000	6.500	02/15/16	4,750,000
HCA, Inc. (BB/Ba3)
	12,625,000	8.500	04/15/19	14,013,750
	7,500,000	7.875	02/15/20	8,212,500
	16,750,000	7.250	09/15/20	17,943,437
HCA, Inc. (BB-/B2)
	14,000,000	9.125	11/15/14	14,752,500
	13,000,000	9.250	11/15/16	14,040,000
	24,545,000	9.625 (b)	11/15/16	26,784,731
	2,500,000	9.875	02/15/17	2,750,000
HEALTHSOUTH Corp. (B+/B2)
	6,500,000	7.750	09/15/22	6,565,000
LifePoint Hospitals, Inc. (BB-/Ba1)(a)
	3,000,000	6.625	10/01/20	3,060,000
OnCure Holdings, Inc. (B/B2)(a)
	6,250,000	11.750	05/15/17	5,750,000
Patheon, Inc. (B+/B1)(a)
	3,875,000	8.625	04/15/17	3,981,563
Psychiatric Solutions, Inc. (B-/B3)
	3,667,000	7.750	07/15/15	3,795,345
Radiation Therapy Services, Inc. (CCC+/Caa1)(a)
	4,375,000	9.875	04/15/17	4,320,313
Select Medical Corp. (B-/B3)
	2,125,000	7.625	02/01/15	2,066,563
Tenet Healthcare Corp. (BB-/B1)
	7,000,000	9.000	05/01/15	7,630,000
	4,375,000	10.000	05/01/18	4,998,438
	8,625,000	8.875	07/01/19	9,530,625
Tenet Healthcare Corp. (CCC+/Caa1)
	1,250,000	9.250	02/01/15	1,337,500
U.S. Oncology, Inc. (B/Ba3)
	32,250,000	9.125	08/15/17	34,023,750
U.S. Oncology, Inc. (CCC+/B3)
	1,921,000	10.750	08/15/14	1,997,840
United Surgical Partners International, Inc. (CCC+/Caa1)
	5,250,000	8.875	05/01/17	5,368,125
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. (B-/B3)
	18,250,000	8.000	02/01/18	18,432,500

				293,355,279

Home Construction – 0.2%
KB HOME (B+/B1)
	2,000,000	6.250	06/15/15	1,905,000
Meritage Homes Corp. (B+/B1)
	5,750,000	6.250	03/15/15	5,577,500
	1,750,000	7.150	04/15/20	1,627,500

				9,110,000

Lodging – 0.8%
Felcor Lodging LP (NR/B2)
	7,500,000	10.000	10/01/14	8,156,250
Gaylord Entertainment Co. (B-/Caa2)
	9,500,000	6.750	11/15/14	9,405,000
Host Hotels & Resorts LP (BB+/Ba1)
	5,879,000	7.125	11/01/13	5,952,488
	8,250,000	6.375	03/15/15	8,435,625
	6,000,000	6.750	06/01/16	6,210,000
Host Hotels & Resorts LP (BB+/NR)
	5,000,000	6.875	11/01/14	5,156,250

				43,315,613

Media – 0.6%
Allbritton Communications Co. (B/B2)
	3,000,000	8.000	05/15/18	3,015,000
DISH DBS Corp. (BB-/Ba3)
	6,525,000	7.125	02/01/16	6,851,250
Gray Television, Inc. (CCC/Caa2)
	5,250,000	10.500	06/29/15	5,223,750
Lamar Media Corp. (B+/B1)
	10,500,000	6.625	08/15/15	10,552,500
	5,250,000	7.875	04/15/18	5,525,625
Lamar Media Corp. (BB/Ba3)
	1,250,000	9.750	04/01/14	1,434,375

				32,602,500

Media – Broadcasting & Radio – 1.6%
Bonten Media Acquisition Co. (CCC/Caa3)(a)(b)
	4,037,233	9.000	06/01/15	2,200,292
Clear Channel Communications, Inc. (CCC-/Ca)
	6,000,000	5.750	01/15/13	5,040,000
	10,000,000	5.500	09/15/14	6,450,000
	5,750,000	5.500	12/15/16	2,932,500
CMP Susquehanna Corp. (NR/NR)
	480,000	9.875	05/15/14	—
Entravision Communications Corp. (B/B1)(a)
	2,000,000	8.750	08/01/17	2,055,000
Fox Acquisition Sub LLC (CCC/Caa3)(a)
	1,250,000	13.375	07/15/16	1,300,000
LIN Television Corp. (B-/B3)
	9,760,000	6.500	05/15/13	9,696,800
LIN Television Corp. (BB-/Ba3)(a)
	2,875,000	8.375	04/15/18	3,025,938
Local TV Finance LLC (CCC/Caa2)(a)(b)
	5,788,125	9.250	06/15/15	5,108,020
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. (B/B3)(a)
	3,250,000	8.875	04/15/17	3,388,125

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Media – Broadcasting & Radio – (continued)

Radio One, Inc. (D/Caa3)
	$2,250,000	6.375%		02/15/13	$1,890,000
Sinclair Television Group, Inc. (B+/Ba3)(a)
	8,750,000	9.250		11/01/17	9,384,375
Umbrella Acquisition, Inc. (CCC/Caa2)(a)(b)
	29,147,836	9.750		03/15/15	27,836,183
Univision Communications, Inc. (B-/B2)(a)
	1,875,000	12.000		07/01/14	2,043,750
XM Satellite Radio, Inc. (BB-/B2)(a)
	5,500,000	11.250		06/15/13	6,050,000

					88,400,983

Media – Cable – 2.5%
Adelphia Communications Corp. (NR/NR)
	2,000,000	10.250		06/15/49	27,620
Atlantic Broadband Finance LLC (B-/B3)
	4,500,000	9.375		01/15/14	4,556,250
CCH II LLC/CCH II Capital Corp. (B/B2)
	4,491,939	13.500		11/30/16	5,334,178
CCO Holdings LLC/CCO Holdings Capital Corp. (B/B2)(a)
	1,000,000	7.250		10/30/17	1,015,000
	3,125,000	7.875		04/30/18	3,242,187
	1,750,000	8.125		04/30/20	1,846,250
Charter Communications Operating LLC (BB+/B1)(a)
	10,750,000	8.000		04/30/12	11,395,000
	10,000,000	10.875		09/15/14	11,300,000
CSC Holdings LLC (BB/Ba3)
	10,500,000	8.500		04/15/14	11,550,000
	16,600,000	8.500		06/15/15	18,114,750
	11,000,000	8.625		02/15/19	12,430,000
Frontier Vision (NR/NR)
	2,000,000	11.000		10/15/49	—
GCI, Inc. (BB-/B2)
	3,000,000	8.625		11/15/19	3,202,500
UPC Holding BV (B-/B2)
EUR	11,875,000	8.000		11/01/16	16,580,361
	21,125,000	8.375	(a)	08/15/20	28,841,861
Virgin Media Finance PLC (B+/Ba3)
	$11,000,000	8.375		10/15/19	12,100,000
Ziggo Bond Co. BV (B/B2)
EUR	1,375,000	8.000		05/15/18	1,966,506

					143,502,463

Media – Diversified – 0.5%
Quebecor Media, Inc. (B/B2)
	$9,510,000	7.750		03/15/16	9,837,200
Sun Media Corp. (B+/Ba2)
	2,500,000	7.625		02/15/13	2,509,375
Videotron Ltee (BB-/Ba2)
	4,000,000	6.875		01/15/14	4,040,000
	1,000,000	6.375		12/15/15	1,010,000
	8,500,000	9.125		04/15/18	9,562,500
CAD	3,000,000	7.125	(a)	01/15/20	3,079,384

					30,038,459

Metals – 0.7%
AK Steel Corp. (BB/Ba3)
	1,500,000	7.625		05/15/20	1,530,000
Aleris International, Inc. (NR/WR)(c)
	8,500,000	9.000		12/15/14	21,250
	16,000,000	10.000		12/15/16	7,200
Algoma Acquisition Corp. (CCC+/Caa2)(a)
	500,000	9.875		06/15/15	446,250
Essar Steel Algoma, Inc. (B+/B3)(a)
	10,000,000	9.375		03/15/15	10,050,000
FMG Resources Pty Ltd. (B/B1)(a)
	4,000,000	10.625		09/01/16	4,925,000
Noranda Aluminium Acquisition Corp. (CCC+/B3)(b)(e)
	7,205,604	5.373		05/15/15	6,061,715
SGL Carbon SE (BBB-/Ba1)(e)
EUR	1,500,000	2.149		05/16/15	1,876,173
Steel Dynamics, Inc. (BB+/Ba2)
	$7,750,000	7.375		11/01/12	8,311,875
	5,500,000	7.750		04/15/16	5,706,250
Tube City IMS Corp. (B-/Caa1)
	3,500,000	9.750		02/01/15	3,543,750

					42,479,463

Packaging – 4.2%
Ardagh Glass Finance PLC (B-/B3)
EUR	3,500,000	8.750		02/01/20	4,723,662
Ardagh Packaging Finance PLC (B-/B3)(a)
	$875,000	9.125		10/15/20	875,000
EUR	4,375,000	9.250		10/15/20	5,964,220
Ardagh Packaging Finance PLC (BB-/Ba3)(a)
	6,500,000	7.375		10/15/17	8,861,127
	$1,250,000	7.375		10/15/17	1,250,000
Berry Plastics Corp. (B/B1)(e)
	6,500,000	5.276		02/15/15	6,142,500
Berry Plastics Corp. (CCC/Caa1)
	8,875,000	4.167	(e)	09/15/14	7,654,688
	11,000,000	8.875		09/15/14	10,615,000
	8,250,000	9.500		05/15/18	7,755,000
Berry Plastics Corp. (CCC/Caa2)
	8,000,000	10.250		03/01/16	7,480,000
Clondalkin Acquisition BV (B+/B1)(e)
EUR	1,000,000	2.879		12/15/13	1,220,109
Clondalkin Industries BV (B-/Caa1)
	3,000,000	8.000		03/15/14	3,752,346
Consol Glass Ltd. (BB-/B1)
	7,750,000	7.625		04/15/14	10,531,381
Crown Americas LLC (BB-/Ba3)
	$10,625,000	7.750		11/15/15	11,076,563
	7,500,000	7.625		05/15/17	8,100,000
Crown European Holdings SA (BB-/Ba1)(a)
EUR	1,625,000	7.125		08/15/18	2,326,046
Gerresheimer Holdings GMBH (BB+/B1)
	3,600,000	7.875		03/01/15	5,082,661
Graham Packaging Co. LP (B-/Caa1)
	$22,250,000	9.875		10/15/14	22,945,312

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Packaging – (continued)

Graham Packaging Co. LP/GPC Capital Corp. I (B-/Caa1)(a)
	$1,000,000	8.250%		01/01/17	$1,005,000
	2,000,000	8.250		10/01/18	2,030,000
Graphic Packaging International, Inc. (B/B3)
	4,000,000	9.500		06/15/17	4,260,000
Greif, Inc. (BB+/Ba2)
	2,000,000	7.750		08/01/19	2,162,500
Impress Holdings BV (B+/Ba3)(e)
EUR	6,000,000	3.960		09/15/13	8,138,604
Impress Holdings BV (B-/B3)
	15,000,000	9.250		09/15/14	21,368,949
Owens-Brockway Glass Container, Inc. (BB/Ba3)
	2,750,000	6.750		12/01/14	3,823,917
	$1,000,000	6.750		12/01/14	1,027,500
	5,000,000	7.375		05/15/16	5,412,500
Plastipak Holdings, Inc. (B/B3)(a)
	4,000,000	8.500		12/15/15	4,140,000
Pregis Corp. (CCC+/Caa2)
	7,000,000	12.375		10/15/13	7,052,500
Reynolds Group Issuer, Inc. (B-/Caa1)
EUR	9,500,000	8.000		12/15/16	12,238,580
	22,375,000	9.500		06/15/17	29,358,874
	$6,250,000	8.500	(a)	05/15/18	6,078,125
Reynolds Group Issuer, Inc. (BB-/B1)(a)
	2,375,000	7.750		10/15/16	2,434,375
Stichting Participatie Impress Cooperatieve UA (NR/NR)(b)
EUR	685,896	17.000		09/29/49	1,047,253
Tekni-Plex, Inc. (NR/WR)
	$2,500,000	10.875		08/15/12	2,343,750

					240,278,042

Paper – 1.6%
Boise Cascade LLC (B+/Caa1)
	3,882,000	7.125		10/15/14	3,668,490
Domtar Corp. (BBB-/Ba2)
	8,750,000	10.750		06/01/17	10,806,250
Georgia-Pacific Corp. (BB/Ba3)
	1,500,000	7.700		06/15/15	1,657,500
	1,250,000	8.000		01/15/24	1,406,250
	2,750,000	7.750		11/15/29	2,887,500
Georgia-Pacific Corp. (BB+/Ba2)(a)
	14,125,000	7.000		01/15/15	14,690,000
	11,625,000	7.125		01/15/17	12,264,375
Georgia-Pacific LLC (BB+/Ba2)(a)
	6,000,000	8.250		05/01/16	6,675,000
Lecta SA (B+/B2)(e)
EUR	4,875,000	3.524		02/15/14	5,964,646
NewPage Corp. (CCC+/B2)
	$875,000	11.375		12/31/14	789,687
PE Paper Escrow GmbH (BB/Ba2)(a)
	6,875,000	12.000		08/01/14	7,880,469
Smurfit Kappa Acquisitions (BB/Ba2)
EUR	2,250,000	7.750		11/15/19	3,220,679
Smurfit Kappa Funding PLC (B/B2)
	$5,000,000	7.750		04/01/15	5,062,500
EUR	6,000,000	7.750		04/01/15	8,404,438

Stone Container Finance Co. of Canada II (NR/WR)(c)
	2,250,000	7.375		07/15/14	73,125
Verso Paper Holdings LLC (BB-/Ba2)
	2,375,000	11.500		07/01/14	2,588,750
Verso Paper Holdings LLC (CCC+/Caa1)
	4,000,000	11.375		08/01/16	3,560,000

					91,599,659

Printing – 0.2%
SGS International, Inc. (B-/B3)
	5,750,000	12.000		12/15/13	5,951,250
Valassis Communications, Inc. (BB-/Ba3)
	2,908,000	8.250		03/01/15	3,046,130

					8,997,380

Publishing – 1.5%
Cengage Learning Acquisitions, Inc. (CCC+/Caa2)(a)
	21,000,000	10.500		01/15/15	20,895,000
Dex One Corp. (CCC+/B3)(b)
	1,371,318	12.000		01/29/17	1,078,199
Morris Publishing Group LLC (NR/NR)
	1,456,202	10.000		09/01/14	1,390,673
Nielsen Co. BV (B-/Caa1)(f)
EUR	5,000,000	11.125		08/01/16	6,748,089
Nielsen Finance LLC (B/Caa1)
	$3,500,000	11.625		02/01/14	3,981,250
	23,000,000	10.000		08/01/14	24,207,500
	5,000,000	11.500		05/01/16	5,687,500
	4,500,000	7.750	(a)	10/15/18	4,467,015
Nielsen Finance LLC (B-/Caa1)(f)
	19,000,000	12.500		08/01/16	19,047,500
Truvo Subsidiary Corp. (NR/WR)(c)
EUR	16,750,000	8.500		12/01/14	742,119

					88,244,845

Real Estate – 0.4%
CB Richard Ellis Services, Inc. (B+/Ba3)
	$6,375,000	11.625		06/15/17	7,387,031
ProLogis (BBB-/Baa2)
	1,250,000	7.375		10/30/19	1,254,647
ProLogis (BBB-/NR)(d)
	5,125,000	2.250		04/01/37	4,959,524
	3,500,000	1.875		11/15/37	3,310,643
Realogy Corp. (C/Caa3)
	2,500,000	10.500		04/15/14	2,131,250
	2,268,655	11.000	(b)	04/15/14	1,951,044

					20,994,139

Restaurants – 0.9%
CKE Restaurants, Inc. (B/B2)(a)
	14,250,000	11.375		07/15/18	14,570,625
NPC International, Inc. (CCC+/Caa1)
	12,002,000	9.500		05/01/14	12,182,030
OSI Restaurant Partners, Inc. (CCC/Caa3)
	8,750,000	10.000		06/15/15	8,837,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Restaurants – (continued)

Seminole Hard Rock Entertainment, Inc. (BB/B2)(a)(e)
	$7,500,000	2.792%	03/15/14	$6,543,750
Wendy’s/Arby’s Restaurants LLC (B+/B3)
	8,375,000	10.000	07/15/16	8,887,969

				51,021,874

Retailers – 1.4%
Claire’s Stores, Inc. (CCC+/Ca)(b)
	3,550,084	9.625	06/01/15	3,337,079
Edcon Holdings Proprietary Ltd. (CCC/Caa1)(e)
EUR	3,500,000	6.379	06/15/15	3,876,743
Edcon Proprietary Ltd. (B/B2)(e)
	12,375,000	4.129	06/15/14	14,170,987
General Nutrition Centers, Inc. (B-/Caa1)(b)(e)
	$12,625,000	5.750	03/15/14	12,514,531
Levi Strauss & Co. (B+/B2)
EUR	2,000,000	7.750	05/15/18	2,753,766
Michaels Stores, Inc. (CCC/Caa1)
	$6,375,000	10.000	11/01/14	6,725,625
Michaels Stores, Inc. (CCC/Caa2)
	11,500,000	11.375	11/01/16	12,535,000
Neiman-Marcus Group, Inc. (B-/Caa1)(b)
	8,162,442	9.000	10/15/15	8,478,737
Neiman-Marcus Group, Inc. (CCC+/Caa2)
	14,500,000	10.375	10/15/15	15,225,000

				79,617,468

Retailers – Food & Drug – 0.6%
Ingles Markets, Inc. (BB-/B1)
	6,000,000	8.875	05/15/17	6,457,500
Rite Aid Corp. (B+/B3)
	2,750,000	9.750	06/12/16	2,928,750
Rite Aid Corp. (B-/Caa2)
	6,500,000	7.500	03/01/17	6,012,500
Rite Aid Corp. (CCC/Caa3)
	750,000	8.625	03/01/15	648,750
	5,250,000	9.375	12/15/15	4,528,125
	5,000,000	9.500	06/15/17	4,181,250
Supervalu, Inc. (B+/Ba3)
	5,375,000	7.500	11/15/14	5,388,438
	5,500,000	8.000	05/01/16	5,534,375

				35,679,688

Services Cyclical – Business Services – 2.2%
ACCO Brands Corp. (B-/Caa1)
	10,375,000	7.625	08/15/15	9,960,000
ACCO Brands Corp. (BB-/B1)
	3,500,000	10.625	03/15/15	3,902,500
Carlson Wagonlit BV (CCC/Caa2)(e)
EUR	11,655,000	6.649	05/01/15	14,855,918
Corrections Corp. of America (BB/Ba2)
	$1,125,000	6.250	03/15/13	1,139,063
	3,500,000	7.750	06/01/17	3,762,500
Garda World Security Corp. (B/B3)(a)
	3,000,000	9.750	03/15/17	3,217,500
Great Lakes Dredge & Dock Co. (B-/B3)
	6,000,000	7.750	12/15/13	6,045,000

Iron Mountain, Inc. (B+/B2)
	1,500,000	6.625	01/01/16	1,507,500
	4,625,000	8.000	06/15/20	4,867,812
ISS Financing PLC (B/NR)
EUR	4,500,000	11.000	06/15/14	6,748,089
ISS Holdings A/S (B/Caa1)
	9,015,000	8.875	05/15/16	12,904,187
Savcio Holdings Property Ltd. (B+/B2)
	2,000,000	8.000	02/15/13	2,699,236
Sitel LLC/Sitel Finance Corp. (B-/Caa2)(a)
	$14,575,000	11.500	04/01/18	11,368,500
Trans Union LLC/TransUnion Financing Corp. (B-/B3)(a)
	12,000,000	11.375	06/15/18	13,680,000
West Corp. (B/B3)
	11,500,000	9.500	10/15/14	12,031,875
	1,625,000	8.625	10/01/18	1,637,280
West Corp. (B-/Caa1)
	14,250,000	11.000	10/15/16	15,087,187

				125,414,147

Services Cyclical – Consumer Services – 0.1%
Service Corp. International (BB-/B1)
	1,750,000	6.750	04/01/16	1,820,000
	2,125,000	7.000	06/15/17	2,252,500
	4,000,000	7.625	10/01/18	4,300,000

				8,372,500

Services Cyclical – Rental Equipment – 1.8%
Ashtead Capital, Inc. (B+/B2)(a)
	3,000,000	9.000	08/15/16	3,135,000
Ashtead Holdings PLC (B+/B2)(a)
	1,750,000	8.625	08/01/15	1,787,188
EC Finance PLC (B+/B2)
EUR	6,125,000	9.750	08/01/17	9,059,650
Europcar Groupe SA (B+/B3)(e)
	3,500,000	4.399	05/15/13	4,461,237
Hertz Corp. (CCC+/B2)
	2,250,000	7.875	01/01/14	3,113,323
	$10,725,000	8.875	01/01/14	11,006,531
Hertz Corp. (CCC+/B3)
	10,250,000	10.500	01/01/16	10,903,437
Maxim Crane Works LP (B/Caa1)(a)
	11,000,000	12.250	04/15/15	10,010,000
RSC Equipment Rental, Inc. (B-/Caa2)
	20,750,000	9.500	12/01/14	21,528,125
RSC Equipment Rental, Inc. (BB-/B1)(a)
	5,250,000	10.000	07/15/17	5,788,125
United Rentals North America, Inc. (B/B3)
	6,500,000	10.875	06/15/16	7,361,250
United Rentals North America, Inc. (CCC+/Caa1)
	7,000,000	7.750	11/15/13	7,070,000
	5,750,000	7.000	02/15/14	5,750,000

				100,973,866

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Technology – Hardware – 0.7%
Alcatel-Lucent USA, Inc. (B/B1)
	$10,500,000	6.450%		03/15/29	$7,665,000
Freescale Semiconductor, Inc. (CCC/Caa2)(a)
	19,630,000	10.750		08/01/20	19,679,075
NXP BV/NXP Funding LLC (CCC+/Caa1)
	1,500,000	3.276	(e)	10/15/13	1,413,750
EUR	3,000,000	3.585	(e)	10/15/13	3,823,917
	$4,875,000	7.875		10/15/14	5,033,438
	875,000	9.750	(a)	08/01/18	931,875

					38,547,055

Technology – Software/Services – 3.5%
Aspect Software, Inc. (B-/Caa1)(a)
	4,500,000	10.625		05/15/17	4,668,750
Expedia, Inc. (BBB-/Ba1)
	4,000,000	8.500		07/01/16	4,390,000
Fidelity National Information Services, Inc. (BB-/Ba2)(a)
	4,750,000	7.625		07/15/17	5,058,750
First Data Corp. (B-/Caa1)
	42,500,000	9.875		09/24/15	34,637,500
	37,630,028	10.550	(b)	09/24/15	30,386,247
First Data Corp. (CCC+/Caa2)
	5,535,000	11.250		03/31/16	3,929,850
Sabre Holdings Corp. (CCC+/Caa1)
	9,000,000	8.350		03/15/16	9,202,500
Serena Software, Inc. (CCC+/Caa1)
	6,076,000	10.375		03/15/16	6,235,495
Sungard Data Systems, Inc. (B/Caa1)
	15,001,000	9.125		08/15/13	15,343,173
	11,000,000	10.625		05/15/15	12,237,500
Sungard Data Systems, Inc. (B-/Caa1)
	35,500,000	10.250		08/15/15	37,363,750
Travelport LLC (CCC+/B3)
EUR	2,000,000	5.513	(e)	09/01/14	2,558,603
	$2,000,000	9.000	(a)	03/01/16	1,992,500
Travelport, Inc. (CCC/Caa1)
	11,000,000	11.875		09/01/16	11,783,750
Travelport, Inc. (CCC+/B3)
	18,000,000	9.875		09/01/14	18,517,500

					198,305,868

Telecommunications – 3.5%
Angel Lux Common SA (BB/B1)
EUR	1,336,053	6.399	(e)	05/01/16	1,822,886
	28,500,000	8.250		05/01/16	41,168,251
	$8,000,000	8.875	(a)	05/01/16	8,530,000
Cincinnati Bell, Inc. (B-/B3)
	2,750,000	8.750		03/15/18	2,681,250
ERC Ireland Finance Ltd. (CCC/Caa2)(e)
EUR	3,000,000	5.899		08/15/16	2,228,914
Frontier Communications Corp. (BB/Ba2)
	$8,500,000	6.250		01/15/13	8,882,500
	16,250,000	6.625		03/15/15	16,778,125
	5,500,000	7.875		04/15/15	5,953,750
	12,875,000	8.250		04/15/17	14,065,937
	3,250,000	8.125		10/01/18	3,514,063

	10,500,000	8.500		04/15/20	11,523,750
	3,000,000	8.750		04/15/22	3,266,250
Level 3 Financing, Inc. (CCC/Caa1)
	10,250,000	9.250		11/01/14	9,635,000
	6,000,000	10.000		02/01/18	5,400,000
Qwest Communications International, Inc. (B+/Ba2)
	6,250,000	8.000		10/01/15	6,750,000
	9,750,000	7.125	(a)	04/01/18	10,188,750
Qwest Communications International, Inc. Series B (B+/Ba2)
	1,500,000	7.500		02/15/14	1,526,250
Qwest Corp. (BBB-/Baa3)
	1,450,000	7.500		10/01/14	1,631,250
	2,000,000	8.375		05/01/16	2,350,000
TW Telecom Holdings, inc. (B-/NR)
	2,750,000	8.000		03/01/18	2,880,625
Windstream Corp. (B+/Ba3)
	13,000,000	8.125		08/01/13	14,072,500
	8,750,000	8.625		08/01/16	9,231,250
	5,000,000	7.875		11/01/17	5,175,000
	3,500,000	8.125	(a)	09/01/18	3,596,250
	950,000	7.000		03/15/19	926,250
	3,500,000	7.750	(a)	10/15/20	3,491,250

					197,270,051

Telecommunications – Cellular – 3.9%
CC Holdings GS V LLC/Crown Castle GS III Corp. (BB/Baa3)(a)
	9,375,000	7.750		05/01/17	10,359,375
Crown Castle International Corp. (B-/B1)
	10,750,000	9.000		01/15/15	11,825,000
Hellas Telecommunications Luxembourg III (NR/WR)(c)
EUR	6,148,649	8.500		10/15/13	167,643
Hellas Telecommunications Luxembourg V (NR/WR)(c)(e)
	1,266,038	0.000		10/15/12	552,296
Nextel Communications, Inc. (BB-/Ba2)
	$11,125,000	6.875		10/31/13	11,236,250
	3,000,000	5.950		03/15/14	2,977,500
	16,500,000	7.375		08/01/15	16,582,500
SBA Telecommunications, Inc. (BB-/Ba3)
	2,500,000	8.000		08/15/16	2,675,000
Sprint Capital Corp. (BB-/Ba3)
	8,000,000	7.625		01/30/11	8,130,000
	19,750,000	8.375		03/15/12	21,083,125
	46,625,000	6.900		05/01/19	46,858,125
	18,250,000	8.750		03/15/32	19,116,875
Sprint Nextel Corp. (BB-/Ba3)
	14,250,000	6.000		12/01/16	14,071,875
Wind Acquisition Finance SA (B+/B2)
EUR	26,000,000	11.000		12/01/15	37,216,734
	$12,750,000	12.000	(a)	12/01/15	13,515,000
	1,500,000	11.750	(a)	07/15/17	1,680,000
Wind Acquisition Holdings Finance SA (B-/B3)(b)
EUR	5,035,833	12.250		07/15/17	7,362,821

					225,410,119

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Telecommunications – Satellites – 2.7%
Intelsat Corp. (BB-/B3)
	$9,625,000	9.250%		06/15/16	$10,274,688
Intelsat Intermediate Holding Co. Ltd. (CCC+/NR)(f)
	13,250,000	9.500		02/01/15	13,713,750
Intelsat Jackson Holdings Ltd. (B+/B3)
	10,125,000	9.500		06/15/16	10,783,125
Intelsat Jackson Holdings SA (B+/B3)(a)
	1,500,000	7.250		10/15/20	1,507,500
Intelsat Jackson Holdings SA (CCC+/Caa2)
	19,000,000	11.250		06/15/16	20,615,000
	2,000,000	11.500		06/15/16	2,170,000
Intelsat Luxembourgh SA (CCC+/Caa3)
	12,000,000	11.250	(g)	02/04/17	12,900,000
	36,125,000	11.500	(b)	02/04/17	39,195,625
Intelsat SA (CCC+/Caa3)
	10,500,000	7.625		04/15/12	10,893,750
Intelsat Subsidiary Holding Co. SA (B+/B3)
	10,000,000	8.500		01/15/13	10,100,000
	19,750,000	8.875		01/15/15	20,441,250

					152,594,688

Textiles & Apparel – 0.2%
Propex Fabrics, Inc. (NR/WR)(c)
	2,500,000	10.000		12/01/12	950
Quiksilver, Inc. (CCC/Caa1)
	11,500,000	6.875		04/15/15	10,867,500

					10,868,450

Tobacco – 0.1%
Alliance One International, Inc. (B+/B2)
	6,250,000	10.000		07/15/16	6,718,750

Transportation – 0.6%
Commercial Barge Line Co. (B+/B2)
	9,875,000	12.500		07/15/17	10,850,156
Marquette Transportation Co./Marquette Transportation Finance Corp. (B-/B3)(a)
	1,625,000	10.875		01/15/17	1,661,563
RailAmerica, Inc. (BB/B1)
	9,701,000	9.250		07/01/17	10,646,847
Stena AB (BB+/Ba2)
EUR	500,000	6.125		02/01/17	631,935
Teekay Corp. (BB/B1)
	$1,750,000	8.500		01/15/20	1,905,312
United Air Lines, Inc. (BB-/Ba3)(a)
	1,375,000	9.875		08/01/13	1,478,125
Western Express, Inc. (B-/Caa1)(a)
	7,250,000	12.500		04/15/15	6,960,000

					34,133,938

Utilities – Distribution – 0.5%
AmeriGas Partners LP (NR/Ba3)
	3,750,000	7.250		05/20/15	3,853,125
AmeriGas Partners LP/AmeriGas Eagle Finance Corp. (NR/Ba3)
	7,500,000	7.125		05/20/16	7,800,000

Ferrellgas LP (B+/Ba3)
	438,000	6.750		05/01/14	442,380
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. (B-/B2)
	4,625,000	8.625		06/15/20	4,937,188
Inergy LP/Inergy Finance Corp. (B+/Ba3)
	4,300,000	6.875		12/15/14	4,364,500
	5,000,000	8.250		03/01/16	5,225,000
	1,250,000	7.000	(a)	10/01/18	1,281,250

					27,903,443

Utilities – Electric – 2.7%
Calpine Construction Finance Co. LP and CCFC Finance Corp. (BB-/Ba3)(a)
	4,500,000	8.000		06/01/16	4,815,000
Calpine Corp. (B+/B1)(a)
	2,875,000	7.250		10/15/17	2,910,938
Dynegy Holdings, Inc. (B-/Caa2)
	3,000,000	8.750		02/15/12	3,000,000
	4,500,000	7.500		06/01/15	3,555,000
	2,500,000	8.375		05/01/16	1,943,750
	1,500,000	7.125		05/15/18	1,005,000
	6,000,000	7.750		06/01/19	4,095,000
Edison Mission Energy (B-/B3)
	9,625,000	7.750		06/15/16	7,555,625
	11,125,000	7.000		05/15/17	7,982,187
	7,000,000	7.200		05/15/19	4,917,500
Elwood Energy LLC (BB/Ba1)
	1,844,760	8.159		07/05/26	1,729,463
Intergen NV (BB-/Ba3)(a)
	4,500,000	9.000		06/30/17	4,758,750
Midwest Generation LLC (B+/Ba2)
	3,470,928	8.560		01/02/16	3,427,541
Mirant Mid-Atlantic Pass-Through Trust Series B (BB/Ba1)
	2,236,319	9.125		06/30/17	2,381,680
Mirant North America LLC (B-/B1)
	5,000,000	7.375		12/31/13	5,150,000
NRG Energy, Inc. (BB-/B1)
	21,725,000	7.250		02/01/14	22,213,812
	21,125,000	7.375		02/01/16	21,653,125
	2,500,000	7.375		01/15/17	2,556,250
RRI Energy, Inc. (B/B3)
	4,625,000	7.625		06/15/14	4,544,063
	5,250,000	7.875		06/15/17	4,803,750
The AES Corp. (BB-/B1)
	8,000,000	7.750		10/15/15	8,560,000
	13,250,000	9.750		04/15/16	15,171,250
	10,000,000	8.000		10/15/17	10,775,000
	6,000,000	8.000		06/01/20	6,510,000

					156,014,684

Utilities – Pipelines – 1.7%
Crosstex Energy LP/Crosstex Energy Finance Corp. (B+/B3)
	6,045,000	8.875		02/15/18	6,317,025

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Utilities – Pipelines – (continued)

El Paso Corp. (BB-/Ba3)
$5,000,000	8.250%		02/15/16	$5,550,000
10,500,000	7.000		06/15/17	11,261,250
3,500,000	7.250		06/01/18	3,771,250
4,000,000	6.500	(a)	09/15/20	4,070,000
2,000,000	7.800		08/01/31	2,060,000
El Paso Natural Gas Co. (BB/Baa3)
2,750,000	8.375		06/15/32	3,327,191
Energy Transfer Equity LP (BB-/Ba2)
5,475,000	7.500		10/15/20	5,762,438
Enterprise Products Operating LLC (BB/Ba1)(e)
3,750,000	8.375		08/01/66	3,918,604
3,285,000	7.034		01/15/68	3,287,624
Mark West Energy Partners LP/Mark West Energy Finance Corp. Series B (BB-/B1)
8,750,000	8.500		07/15/16	9,231,250
Regency Energy Partners LP (B+/B1)
6,598,000	8.375		12/15/13	6,894,910
9,000,000	9.375	(a)	06/01/16	9,900,000
Southern Star Central Corp. (BB+/Ba2)
1,000,000	6.750		03/01/16	1,010,000
Targa Resources Partners LP (B+/B1)
3,034,000	8.250		07/01/16	3,223,625
7,625,000	11.250		07/15/17	8,806,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (B+/B1)(a)
2,250,000	7.875		10/15/18	2,340,000
Tennessee Gas Pipeline Co. (BB/Baa3)
3,000,000	7.000		10/15/28	3,279,531
1,500,000	7.625		04/01/37	1,735,510

				95,747,083

TOTAL CORPORATE OBLIGATIONS
(Cost $5,010,052,310)				$5,296,896,437

Senior Term Loans(h) – 0.2%

Gaming – 0.1%
Harrahs Operating Co., Inc. (NR/NR)
$3,750,000	3.498%		01/28/15	$3,228,000

Real Estate – 0.0%
Realogy Corp. (CCC-/Caa1)
1,738,481	3.258		10/10/13	1,543,528

Services Cyclical – Rental Equipment – 0.1%
Ahern Rentals, Inc. (CCC+/Ca)
3,375,000	16.000		12/15/12	3,307,500

TOTAL SENIOR TERM LOANS
(Cost $8,095,156)				$8,079,028

Shares	Rate	Value

Preferred Stocks – 0.1%

Ally Financial, Inc.(a)
7,813	7.000%	$7,032,921
Citigroup Capital XIII(e)
6,875	7.875	178,063
CMP Susquehanna Radio Holdings Corp.(a)(e)
111,942	0.000	—
Lucent Technologies Capital Trust I
1,000	7.750	810,000
Pliant Corp.(b)
2,796	13.000	420
Spanish Broadcasting Systems, Inc.(b)(d)
3,074	10.750	15

TOTAL PREFERRED STOCKS
(Cost $9,065,305)		$8,021,419

Shares	Description	Value

Common Stocks – 1.2%

1,996,917	Adelphia Recovery Trust Series ACC-1(c)	$28,955
2,731	APP China Group Ltd.(c)	—
24,334	Axiohm Transaction Solutions, Inc.(c)	243
42,605	Charter Communications, Inc.(c)	1,380,402
365,648	CIT Group, Inc.(c)	14,925,751
133,498	LyondellBasell Industries NV(c)	3,190,602
59,971	LyondellBasell Industries NV Class B(c)	1,430,308
6,252	Masonite Worldwide Holdings(c)	231,324
541,841	Nortek, Inc.(c)	21,158,891
1,656	Nycomed(c)	23
3,874	Panolam Holdings Co.(c)	39
567,500	Parmalat SpA(a)	1,458,078
351	Pliant Corp.(c)	3
33,975	Polymer Group, Inc.(c)	764,437
2,500	Port Townsend Holdings Co., Inc.(c)	—
250	Simmons Bedding Co.	—
20,372	Smurfit Kappa Funding PLC(c)	205,514
584,686	Smurfit-Stone Container Corp.(c)	10,740,682
444,042	Spectrum Brands Holdings, Inc.(c)	12,069,062
8,648	Viasystems Group, Inc.	131,450
1,051	Zemex Minerals Group, Inc.(c)	—

TOTAL COMMON STOCKS
(Cost $94,301,964)		$67,715,764

Units	Expiration Date	Value

Warrants(c) – 0.0%

Atrium Corp.
3,385	12/31/12	$—
CNB Capital Trust I(a)
127,920	03/23/19	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Units	Expiration Date	Value

Warrants(c) – (continued)

Masonite Worldwide Holdings
30,311	05/20/14	$53,844
22,734	05/20/16	79,569
Nortek, Inc.
11,520	12/07/14	115,200
Parmalat SpA
650	12/31/15	1,668

TOTAL WARRANTS
(Cost $147,716)		$250,281

Shares	Description	Value

Special Purpose Entity(c) – 0.0%

526,991	Adelphia Recovery Trust
(Cost $63,727)		$45,917

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $5,121,726,178)		$5,381,008,846

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(i) – 5.4%

Repurchase Agreement – 5.4%
Joint Repurchase Agreement Account II
$309,400,000	0.270%	10/01/10	$309,400,000
Maturity Value: $309,402,321
(Cost $309,400,000)

TOTAL INVESTMENTS – 99.6%
(Cost $5,431,126,178)			$5,690,408,846

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			22,913,659

NET ASSETS – 100.0%			$5,713,322,505

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,021,836,927, which represents approximately 17.9% of net assets as of September 30, 2010.

(b)	Pay-in-kind securities.

(c)	Security is currently in default and/or non-income producing.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(f)	Issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(g)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2010.

(h)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2010. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(i)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 72-73.

Security ratings disclosed, if any, are obtained from Standard & Poor’s (“S&P”)/Moody’s Investors Service (“Moody’s”) and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound

Investment Abbreviations:
NR	—	Not Rated
WR	—	Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

As a % of
Net Assets

Investments Industry Classifications†

Aerospace	0.5%
Agriculture	0.9
Airlines	0.3
Automotive	4.2
Building Materials	2.3
Capital Goods	2.1
Chemicals	2.8
Conglomerates	0.6
Construction Machinery	0.5
Consumer Products	3.0
Defense	0.6
Emerging Markets	1.2
Energy	6.5
Entertainment & Leisure	1.6
Finance	8.5
Food	1.6
Gaming	5.5
Health Care	9.3
Home Construction	0.2
Lodging	0.8
Media	5.2
Metals	0.7
Packaging	4.2
Paper	1.8
Printing	0.2
Publishing	1.5
Real Estate	0.4
Restaurants	0.9
Retailers	2.0
Services Cyclical	4.2
Short-term Investments#	5.8
Technology	4.2
Telecommunications	10.1
Textiles & Apparel	0.2
Tobacco	0.1
Transportation	0.6
Utilities	4.9

TOTAL INVESTMENTS	100.0%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term Investments include repurchase agreements and other assets/liabilities.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Gain

Citibank NA	EUR	Purchase	10/05/10	$7,325,013	$487,092

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

Barclays Bank PLC	GBP	Sale	10/05/10	$29,477,803	$(482,109)
Citibank NA	EUR	Sale	10/05/10	672,423,532	(40,891,323)

TOTAL					$(41,373,432)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 82.8%

Banks – 22.3%
ANZ Capital Trust II(a)(b)
	$2,575,000	5.360%		01/29/49	$2,579,828
Astoria Financial Corp.(b)
	2,900,000	5.750		10/15/12	2,997,054
Bank of America Corp.
	9,925,000	5.625		07/01/20	10,478,200
Bank of Nova Scotia(a)
	7,900,000	1.450		07/26/13	7,985,431
Canadian Imperial Bank of Commerce(a)
	2,900,000	2.000		02/04/13	2,973,799
	1,000,000	2.600		07/02/15	1,040,495
Capital One Bank USA NA
	2,650,000	8.800		07/15/19	3,381,032
Cie de Financement Foncier(a)
	2,900,000	1.625		07/23/12	2,911,847
	1,400,000	2.125		04/22/13	1,425,378
Citigroup, Inc.
	6,200,000	5.500		04/11/13	6,662,215
	5,625,000	6.375		08/12/14	6,241,086
	1,750,000	5.500		10/15/14	1,895,872
	5,725,000	5.375		08/09/20	5,904,539
Credit Agricole SA(a)(b)(c)
	1,350,000	8.375		10/13/49	1,444,500
Credit Suisse of New York
	4,125,000	4.375		08/05/20	4,213,503
Discover Bank
	3,700,000	8.700		11/18/19	4,394,303
Fifth Third Bank(c)
	5,325,000	0.479		05/17/13	5,097,276
HSBC Bank USA NA
	4,550,000	6.000		08/09/17	5,158,345
	2,325,000	4.875		08/24/20	2,424,975
	1,790,000	5.625		08/15/35	1,822,879
HSBC Capital Funding LP(a)(b)(c)
	1,050,000	4.610		06/27/49	1,013,482
Intesa Sanpaolo SPA(a)
	2,825,000	3.625		08/12/15	2,858,555
JPMorgan Chase Capital XX Series T(b)
	1,650,000	6.550		09/29/36	1,652,406
JPMorgan Chase Capital XXV
	1,300,000	6.800		10/01/37	1,309,928
JPMorgan Securities, Inc.
	8,375,000	6.400		10/02/17	9,748,784
KeyBank NA
	2,375,000	5.500		09/17/12	2,537,482
Lloyds TSB Bank PLC(a)
	4,075,000	6.500		09/14/20	4,114,263
Manufacturers & Traders Trust Co.(b)(c)
	3,525,000	2.033		04/01/13	3,486,803
	1,495,000	5.585		12/28/20	1,435,200
Merrill Lynch & Co., Inc.
	1,250,000	6.400		08/28/17	1,364,981
	4,450,000	6.875		04/25/18	4,979,662
MUFG Capital Finance 1 Ltd.(c)
	3,025,000	6.346		07/25/49	2,994,750

PNC Funding Corp.
	4,825,000	5.500		09/28/12	5,184,740
Regions Financial Corp.
	3,600,000	5.750		06/15/15	3,669,182
Resona Bank Ltd.(a)(b)(c)
EUR	1,475,000	5.850		04/15/49	1,471,587
Royal Bank of Scotland PLC
	$3,650,000	3.400		08/23/13	3,741,998
	3,375,000	4.875	(a)	08/25/14	3,580,436
Santander Issuances SA Unipersonal(a)(b)(c)
	700,000	5.805		06/20/16	681,120
Sovereign Bank
	4,600,000	5.125		03/15/13	4,780,887
	455,000	2.176	(b)(c)	08/01/13	440,622
Stadshypotek AB(a)
	4,900,000	1.450		09/30/13	4,916,008
Sumitomo Mitsui Banking Corp.(a)
	3,700,000	3.150		07/22/15	3,875,215
The Toronto-Dominion Bank(a)
	2,500,000	2.200		07/29/15	2,533,528
UBS AG
	2,250,000	4.875		08/04/20	2,372,445
US Bank NA(b)(c)
EUR	2,400,000	4.375		02/28/17	3,244,645

					159,021,266

Brokerage – 2.4%
Morgan Stanley & Co.
	$4,250,000	4.750		04/01/14	4,405,245
	8,375,000	6.250	(b)	08/28/17	9,072,302
	3,250,000	7.300	(b)	05/13/19	3,714,577

					17,192,124

Captive Financial – 1.3%
Caterpillar Financial Services Corp.
	3,525,000	6.200		09/30/13	4,024,352
John Deere Capital Corp.
	5,023,000	5.250		10/01/12	5,446,985

					9,471,337

Chemicals(b) – 1.7%
Airgas, Inc.
	2,925,000	4.500		09/15/14	3,112,276
The Dow Chemical Co.
	7,850,000	7.600		05/15/14	9,174,184

					12,286,460

Consumer Products(b) – 0.7%
Whirlpool Corp.
	2,050,000	8.000		05/01/12	2,444,681
	2,675,000	8.600		05/01/14	2,921,076

					5,365,757

Distributors(a)(b) – 0.5%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
	2,300,000	6.750		09/30/19	2,731,688

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Distributors(a)(b) – (continued)

Southern Star Central Gas Pipeline, Inc.
$1,100,000	6.000%		06/01/16	$1,160,796

				3,892,484

Electric(b) – 3.5%
Arizona Public Service Co.
525,000	6.250		08/01/16	601,650
6,115,000	8.750		03/01/19	7,983,393
Enel Finance International SA(a)
3,400,000	5.700		01/15/13	3,667,726
4,325,000	3.875		10/07/14	4,532,302
Nevada Power Co.
2,425,000	7.125		03/15/19	2,989,981
Progress Energy, Inc.
1,575,000	7.050		03/15/19	1,920,785
1,000,000	7.000		10/30/31	1,230,531
Public Service Co. of Oklahoma
1,650,000	6.625		11/15/37	1,939,051

				24,865,419

Energy – 7.4%
Anadarko Petroleum Corp.(b)
6,025,000	6.375		09/15/17	6,639,279
BP Capital Markets PLC
3,975,000	5.250		11/07/13	4,322,521
4,475,000	3.875		03/10/15	4,640,556
4,875,000	4.500	(b)	10/01/20	4,990,288
Cenovus Energy, Inc.(b)
6,300,000	6.750		11/15/39	7,606,418
Dolphin Energy Ltd.(a)(b)
527,615	5.888		06/15/19	567,186
Nexen, Inc.(b)
885,000	7.500		07/30/39	1,078,831
Petro-Canada(b)
4,675,000	6.050		05/15/18	5,443,245
Petroleos Mexicanos(a)(b)
900,000	6.625		06/15/35	985,500
Shell International Finance BV(b)
4,775,000	1.875		03/25/13	4,874,796
Transocean, Inc.(b)
7,425,000	6.500		11/15/20	8,086,456
1,400,000	6.800		03/15/38	1,414,000
Valero Logistics(b)
2,000,000	6.050		03/15/13	2,160,495

				52,809,571

Environmental(b) – 0.4%
Allied Waste North America, Inc.
2,450,000	6.375		04/15/11	2,520,805

Food & Beverage – 3.3%
Anheuser-Busch InBev Worldwide, Inc.(a)(b)
7,575,000	7.750		01/15/19	9,826,381
2,500,000	8.200		01/15/39	3,579,965
Bacardi Ltd.(a)(b)
1,200,000	7.450		04/01/14	1,419,020
450,000	8.200		04/01/19	584,264

Kraft Foods, Inc.
625,000	6.125		08/23/18	737,762
6,575,000	6.500		02/09/40	7,689,614

				23,837,006

Health Care – Medical Products(b) – 3.5%
Agilent Technologies, Inc.
6,226,000	5.500		09/14/15	6,994,660
Boston Scientific Corp.
3,825,000	4.500		01/15/15	3,916,460
2,475,000	6.000		01/15/20	2,634,603
Hospira, Inc.
2,100,000	5.600		09/15/40	2,174,661
Life Technologies Corp.
6,000,000	4.400		03/01/15	6,414,034
St. Jude Medical, Inc.
2,675,000	3.750		07/15/14	2,872,370

				25,006,788

Health Care – Services(b) – 0.7%
CIGNA Corp.
4,250,000	6.350		03/15/18	4,957,457

Life Insurance – 3.6%
Lincoln National Corp.(b)
1,200,000	4.300		06/15/15	1,266,366
MetLife Capital Trust X(a)(b)(c)
1,500,000	9.250		04/08/38	1,770,000
Nationwide Life Global Funding I(a)
2,450,000	5.450		10/02/12	2,548,179
Prudential Financial, Inc.
2,550,000	6.100		06/15/17	2,859,218
3,650,000	6.000		12/01/17	4,096,427
Reinsurance Group of America, Inc.(b)(c)
1,950,000	6.750		12/15/65	1,672,125
Symetra Financial Corp.(a)(b)
1,600,000	6.125		04/01/16	1,655,536
725,000	8.300	(c)	10/15/37	625,549
The Northwestern Mutual Life Insurance Co.(a)(b)
7,600,000	6.063		03/30/40	8,828,578

				25,321,978

Media – Cable – 2.7%
Comcast Cable Communications Holdings, Inc.
2,200,000	8.375		03/15/13	2,558,024
1,025,000	9.455		11/15/22	1,428,483
Comcast Corp.(b)
7,150,000	5.300		01/15/14	7,974,806
Cox Communications, Inc.(a)(b)
2,025,000	8.375		03/01/39	2,743,777
DIRECTV Holdings LLC(b)
3,925,000	7.625		05/15/16	4,356,750

				19,061,840

Media – Non Cable – 1.4%
NBC Universal, Inc.(a)(b)
3,625,000	4.375		04/01/21	3,682,143

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Media – Non Cable – (continued)

News America, Inc.
$1,800,000	5.300%		12/15/14	$2,032,244
WPP Finance UK(b)
3,450,000	8.000		09/15/14	4,098,856

				9,813,243

Metals & Mining(b) – 1.6%
Anglo American Capital PLC(a)
3,428,000	9.375		04/08/14	4,220,478
ArcelorMittal
1,500,000	5.375		06/01/13	1,608,900
Freeport-McMoRan Copper & Gold, Inc.
4,725,000	8.375		04/01/17	5,256,563

				11,085,941

Noncaptive – Financial – 0.6%
General Electric Capital Corp.
3,650,000	6.875		01/10/39	4,159,265

Pharmaceuticals – 2.7%
Roche Holdings, Inc.(a)(b)
5,900,000	5.000		03/01/14	6,596,560
Teva Pharmaceutical Finance III LLC
3,275,000	1.500		06/15/12	3,311,634
Watson Pharmaceuticals, Inc.(b)
8,425,000	5.000		08/15/14	9,209,521

				19,117,715

Pipelines – 6.3%
CenterPoint Energy Resources Corp. Series B(b)
2,500,000	7.875		04/01/13	2,866,962
DCP Midstream LLC(a)(b)
5,060,000	9.750		03/15/19	6,733,190
Energy Transfer Partners LP(b)
275,000	5.650		08/01/12	291,469
5,952,000	5.950		02/01/15	6,605,861
Enterprise Products Operating LLC(b)
2,350,000	5.600		10/15/14	2,650,876
1,575,000	6.650		04/15/18	1,842,079
3,973,000	7.550		04/15/38	4,930,851
Northwest Pipeline GP(b)
2,025,000	6.050		06/15/18	2,368,036
Southern Natural Gas Co.(a)(b)
700,000	5.900		04/01/17	765,854
Tennessee Gas Pipeline Co.(b)
1,460,000	7.000		10/15/28	1,596,038
2,125,000	8.375		06/15/32	2,559,777
The Williams Cos., Inc.
825,000	6.750	(a)	10/01/10	825,118
691,000	7.875	(b)	09/01/21	837,091
408,000	8.750	(b)	03/15/32	514,040
TransCanada PipeLines Ltd.(b)(c)
3,425,000	6.350		05/15/67	3,185,250
Valmont Industries, Inc.(b)
4,500,000	6.625		04/20/20	4,614,207

Williams Partners LP(b)
1,800,000	3.800		02/15/15	1,894,018

				45,080,717

Property/Casualty Insurance(b) – 2.9%
ACE INA Holdings, Inc.
1,500,000	6.700		05/15/36	1,831,545
Alleghany Corp.
2,900,000	5.625		09/15/20	2,959,149
Arch Capital Group Ltd.
1,245,000	7.350		05/01/34	1,318,988
Aspen Insurance Holdings Ltd.
1,025,000	6.000		08/15/14	1,111,292
Axis Specialty Finance LLC
2,600,000	5.875		06/01/20	2,649,117
CNA Financial Corp.
1,025,000	5.850		12/15/14	1,101,316
Endurance Specialty Holdings Ltd.
550,000	7.000		07/15/34	532,128
QBE Insurance Group Ltd.(a)
647,000	9.750		03/14/14	782,706
855,000	5.647	(c)	07/01/23	799,608
The Travelers Cos., Inc.(c)
1,300,000	6.250		03/15/37	1,248,000
Transatlantic Holdings, Inc.
3,725,000	8.000		11/30/39	3,814,753
ZFS Finance USA Trust I(a)(c)
1,375,000	6.150		12/15/65	1,354,375
ZFS Finance USA Trust II(a)(c)
1,275,000	6.450		12/15/65	1,211,250

				20,714,227

Real Estate Investment Trusts(b) – 5.2%
Arden Realty LP(d)
1,160,000	5.200		09/01/11	1,203,559
Developers Diversified Realty Corp.
2,750,000	7.500		04/01/17	2,887,500
Duke Realty LP
2,825,000	6.750		03/15/20	3,153,547
HCP, Inc.
4,750,000	6.300		09/15/16	5,158,856
Pan Pacific Retail Properties, Inc.
1,350,000	5.950		06/01/14	1,492,873
Post Apartment Homes LP
3,000,000	6.300		06/01/13	3,229,049
ProLogis(e)
8,000,000	2.250		04/01/37	7,741,696
Simon Property Group LP
2,475,000	5.750		12/01/15	2,818,369
2,375,000	10.350		04/01/19	3,302,804
3,500,000	5.650		02/01/20	3,894,644
450,000	4.375		03/01/21	456,175
WEA Finance LLC(a)
1,300,000	7.125		04/15/18	1,528,816

				36,867,888

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Restaurants(b) – 0.5%
Yum! Brands, Inc.
$3,475,000	3.875%	11/01/20	$3,456,838

Retailers(b) – 0.3%
Nordstrom, Inc.
1,675,000	6.750	06/01/14	1,952,991

Technology – Hardware(b) – 0.2%
Fiserv, Inc.
1,175,000	6.125	11/20/12	1,286,291

Tobacco – 1.6%
Altria Group, Inc.
4,575,000	9.700	11/10/18	6,150,780
BAT International Finance PLC(a)(b)
4,032,000	9.500	11/15/18	5,482,133

			11,632,913

Transportation(b) – 0.5%
Burlington Northern Santa Fe LLC
2,975,000	7.000	02/01/14	3,480,687

Wireless Telecommunications – 3.3%
AT&T, Inc.(b)
2,300,000	6.400	05/15/38	2,614,184
Qtel International Finance Ltd.
2,200,000	7.875	06/10/19	2,700,500
Telecom Italia Capital SA(b)
6,990,000	5.250	10/01/15	7,536,941
Verizon Wireless Capital LLC(b)
4,600,000	8.500	11/15/18	6,245,562
Vodafone Group PLC(b)
4,075,000	5.350	02/27/12	4,302,435

			23,399,622

Wirelines Telecommunications(b) – 1.7%
Qwest Corp.
3,975,000	8.375	05/01/16	4,670,625
Telecom Italia Capital SA
1,500,000	6.200	07/18/11	1,554,076
5,700,000	4.950	09/30/14	6,054,066

			12,278,767

TOTAL CORPORATE OBLIGATIONS
(Cost $552,379,699)			$589,937,397

Mortgage-Backed Obligations – 1.2%

Collateralized Mortgage Obligations – 1.2%
Countrywide Alternative Loan Trust Series 2007-06, Class A4
$1,200,000	5.750%	04/25/47	$747,313
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
2,106,591	5.750	07/25/37	1,608,509
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
1,627,840	6.000	08/25/37	1,246,173

Residential Asset Securitization Trust Series 2007-06, Class 1A3
1,061,885	6.000	04/25/37	791,250
Structured Adjustable Rate Mortgage Loan Trust Series 2005-21, Class 7A1(c)
1,902,275	5.894	11/25/35	1,684,770
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR15, Class A1A1(c)
1,415,461	1.413	11/25/45	1,135,592
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 1A1
1,420,663	6.000	06/25/37	1,157,122

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $8,048,137)			$8,370,729

Foreign Debt Obligations – 3.3%

Sovereign – 3.0%
Federal Republic of Brazil
$820,000	8.250%	01/20/34	$1,184,900
4,000,000	7.125	01/20/37	5,240,000
Ontario Province of Canada
1,400,000	4.100	06/16/14	1,537,389
Republic of Peru
1,250,000	8.750	11/21/33	1,856,250
1,000,000	6.550	03/14/37	1,215,000
Russian Federation
4,475,000	7.500	03/31/30	5,336,437
State of Qatar
600,000	5.150	04/09/14	656,400
United Mexican States
3,800,000	6.050	01/11/40	4,351,000

			21,377,376

Supranational – 0.3%
North American Development Bank
2,000,000	4.375	02/11/20	2,185,714

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $21,296,328)			$23,563,090

Agency Debentures – 0.8%

FHLMC
$4,900,000	1.750%	09/10/15	$4,948,495
Tennessee Valley Authority
1,100,000	4.625	09/15/60	1,145,930

TOTAL AGENCY DEBENTURES
(Cost $5,971,767)			$6,094,425

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – 4.8%

United States Treasury Bonds
$6,300,000	4.375%	05/15/40	$7,075,530
1,100,000	3.875	08/15/40	1,137,301
United States Treasury Notes
16,100,000	0.750 (d)	05/31/12	16,198,049
7,700,000	0.625	06/30/12	7,731,338
1,600,000	3.125	10/31/16	1,736,880

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $33,488,635)			$33,879,098

Municipal Debt Obligations – 3.7%

California – 2.5%
California State GO Bonds Build America Taxable Series 2009
$1,375,000	7.500%	04/01/34	$1,495,972
10,120,000	7.550	04/01/39	11,005,601
455,000	7.300	10/01/39	481,595
California State GO Bonds Build America Taxable Series 2010
1,845,000	7.625	03/01/40	2,029,279
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41	3,076,425

			18,088,872

Illinois – 1.1%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Bonds Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	2,020,181
Illinois State GO Bonds Build America Series 2010
5,675,000	6.630	02/01/35	5,580,057

			7,600,238

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Taxable Series 2009 F
350,000	7.414	01/01/40	434,542

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $25,005,073)			$26,123,652

Shares	Rate	Value

Preferred Stock(b)(c) – 0.2%

JPMorgan Chase & Co.
1,225,000	7.900%	$1,312,747
(Cost $1,225,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $647,414,639)		$689,281,138

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(f) – 3.2%

Repurchase Agreement – 3.2%
Joint Repurchase Agreement Account II
$22,800,000	0.270%	10/01/10	$22,800,000
Maturity Value: $22,800,171
(Cost $22,800,000)

TOTAL INVESTMENTS – 100.0%
(Cost $670,214,639)			$712,081,138

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			295,869

NET ASSETS – 100.0%			$712,377,007

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $126,614,150, which represents approximately 17.8% of net assets as of September 30, 2010.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(d)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(e)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 72-73.

Currency Abbreviation:
EUR	—	Euro

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS — At September 30, 2010, the Fund had an outstanding forward foreign currency exchange contract, to sell foreign currencies:

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

JPMorgan Securities, Inc.	EUR	Sale	10/22/10	$3,058,020	$(194,371)

FUTURES CONTRACTS — At September 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(15)	December 2010	$(3,736,500)	$(4,710)
Eurodollars	(14)	March 2011	(3,485,650)	(4,056)
Eurodollars	(14)	June 2011	(3,483,025)	(5,806)
Eurodollars	(14)	September 2011	(3,479,700)	(7,557)
Eurodollars	(14)	December 2011	(3,475,500)	(10,298)
Eurodollars	(14)	March 2012	(3,470,775)	(12,165)
5 Year U.S. Treasury Notes	114	December 2010	13,778,859	74,299
10 Year U.S. Treasury Notes	1,147	December 2010	144,575,766	263,863
30 Year U.S. Treasury Bonds	329	December 2010	43,993,469	(47,113)

TOTAL				$246,457

SWAP CONTRACTS — At September 30, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments
	Amount	Termination	received by	made by	Unrealized
Counterparty	(000s)(a)	Date	the Fund	the Fund	Gain (Loss)*

Bank of America Securities LLC	$16,500	08/15/17	3 month LIBOR	2.104%	$—
	46,500	08/15/17	3 month LIBOR	2.075	65,381
Deutsche Bank Securities Inc.	43,500	08/15/17	3 month LIBOR	2.033	176,062

TOTAL					$241,443

*	There are no upfront payments on the swap contract(s), therefore, the unrealized gain (loss) of the swap contract(s) is equal to their market value.

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

					Credit		Upfront
			Rates		Spread at		Payments
		Notional	received		September 30,		made
	Referenced	Amount	(paid) by	Termination	2010	Market	(received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(basis points)(b)	Value	by the Fund	Gain (Loss)

Protection Sold:
Credit Suisse International (London)	Prudential Financial, Inc. 4.50%, 07/15/13	$2,350	1.000%	06/20/15	191	$(92,972)	$(112,705)	$19,733
Deutsche Bank Securities, Inc.	MetLife Inc. 5.00%, 06/15/15	1,825	1.000	03/20/15	204	(78,843)	(87,074)	8,231
		5,200	1.000	09/20/15	215	(272,598)	(305,827)	33,229
	CDX North America Investment Grade Index	60,000	1.000	12/20/15	107	(174,234)	(227,697)	53,463
JPMorgan Securities, Inc.	CDX North America Investment Grade Index	11,000	1.000	12/20/15	104	(30,411)	(33,772)	3,361

TOTAL						$(649,058)	$(767,075)	$118,017

(b)	Credit Spread of the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Sovereign Debt Obligations – 66.6%

Argentina(a) – 1.7%
Republic of Argentina (B/NR)
ARS 40,675,818	5.830%	12/31/33	$7,296,180
Republic of Argentina (NR/NR)
28,723,769	2.000	02/04/18	5,607,843
EUR 19,190,000	2.840	12/15/35	2,825,364
ARS 442,470,000	3.720	12/15/35	11,817,780

			27,547,167

Brazil – 7.7%
Brazil Letras do Tesouro Nacional (NR/NR)
BRL 34,260,000	0.000 (b)	01/01/11	19,732,173
66,387,189	6.000	08/15/40	39,516,336
Brazil Notas do Tesouro Nacional (NR/Baa3)
22,634,631	6.000	05/15/15	13,283,330
35,791,000	10.000	01/01/17	19,553,204
68,076,000	10.000	01/01/21	36,016,037

			128,101,080

Chile – 0.2%
Republic of Chile (A+/Aa3)
CLP 1,537,000,000	5.500	08/05/20	3,371,512

Colombia – 3.4%
Republic of Colombia (BB+/Ba1)
COP 46,004,000,000	7.750	04/14/21	30,134,018
32,258,000,000	9.850	06/28/27	25,701,652

			55,835,670

Hungary – 7.5%
Hungary Government Bond (BBB-/Baa1)
HUF 4,964,000,000	7.250	06/12/12	24,825,894
2,230,000,000	5.500	02/12/14	10,695,267
11,666,000,000	8.000	02/12/15	59,956,503
1,700,000,000	6.500	06/24/19	8,121,891
Hungary Government Bond (BBB-/NR)
4,702,000,000	5.500	02/12/16	22,152,547

			125,752,102

Indonesia – 3.8%
Republic of Indonesia (NR/Ba2)
IDR 469,300,000,000	10.500	08/15/30	63,427,801

Malaysia – 4.1%
Malaysia Government Bond (NR/A3)
MYR 112,700,000	3.741	02/27/15	37,103,016
90,000,000	4.378	11/29/19	30,889,213

			67,992,229

Mexico – 9.3%
Mexican Bonos (A/Baa1)
MXN 157,320,000	8.000	06/11/20	14,161,703
1,174,524,000	10.000	12/05/24	124,151,809
158,255,000	10.000	11/20/36	17,039,986

			155,353,498

Peru – 1.3%
Peru Government Bond (NR/Baa3)
PEN 13,690,000	6.950	08/12/31	$5,186,072
Peru Government Bond (BBB+/Baa3)
15,743,000	9.910	05/05/15	6,807,397
23,661,000	8.200	08/12/26	10,118,759

			22,112,228

Philippines – 0.3%
Republic of Philippines (BB-/Ba3)
PHP 236,000,000	4.950	01/15/21	5,477,544

Poland – 4.6%
Poland Government Bond (A/A2)
PLN 33,475,000	5.250	04/25/13	11,645,212
22,500,000	6.250	10/24/15	8,119,614
18,754,080	3.000	08/24/16	6,422,652
19,800,000	5.250	10/25/20	6,688,890
Poland Government Bond (A/NR)
128,970,000	5.500	10/25/19	44,589,452

			77,465,820

Russia – 0.7%
Russian Federation (BBB/Baa1)
$500,000	5.000	04/29/20	520,000
9,057,400	7.500	03/31/30	10,800,949

			11,320,949

South Africa – 7.8%
Republic of South Africa (A+/A3)
ZAR 735,555,000	10.500	12/21/26	129,499,258

Thailand – 7.8%
Thailand Government Bond (NR/Baa1)
THB 3,290,600,000	3.625	05/22/15	113,733,653
180,000,000	4.125	11/18/16	6,410,662
Thailand Government Bond (NR/NR)(b)
314,000,000	0.000	08/04/11	10,179,785

			130,324,100

Turkey – 4.9%
Turkey Government Bond (BB+/Ba2)
TRY 19,535,000	16.000	03/07/12	14,969,788
Turkey Government Bond (NR/NR)
14,175,000	11.000	08/06/14	10,607,610
13,672,426	7.000	10/01/14	10,987,657
62,373,922	4.000	04/01/20	44,843,855

			81,408,910

Venezuela – 1.5%
Republic of Venezuela (BB-/B2)
$2,460,000	5.750	02/26/16	1,697,400
7,330,000	7.750	10/13/19	4,856,125
21,510,000	8.250	10/13/24	13,766,400

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Sovereign Debt Obligations – (continued)
Venezuela – (continued)

Republic of Venezuela (BB-/B2) – (continued)
$1,230,000	7.650%		04/21/25	$750,300
5,360,000	9.250		05/07/28	3,551,000

				24,621,225

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $1,038,346,647)				$1,109,611,093

Structured Notes – 7.6%

Egyptian Treasury Bills (NR/NR)(b)(c)
EGP 148,000,000	0.000%		10/26/10	$25,848,656
81,000,000	0.000		11/11/10	14,102,082
191,000,000	0.000		02/01/11	32,513,279
Republic of Indonesia (BB+/Ba2)
IDR 35,000,000,000	10.750	(d)	05/15/16	4,533,333
46,000,000,000	10.000	(d)	07/15/17	5,860,374
140,000,000,000	10.000	(e)	07/17/17	17,835,922
123,000,000,000	10.000	(f)	07/17/17	15,672,336
80,000,000,000	11.000	(f)	11/17/20	11,091,541

TOTAL STRUCTURED NOTES
(Cost $121,572,011)				$127,457,523

Corporate Obligations – 2.1%

Chile(g) – 0.4%
Banco Santander Chile (A+/Aa3)
CLP 3,676,000,000	6.500%		09/22/20	$7,524,532

Germany – 0.1%
Kreditanstalt fuer Wiederaufbau (AAA/Aaa)
NGN 255,000,000	8.500		01/18/11	1,651,213

Philippines – 0.1%
JPMorgan Chase & Co. (A+/Aa3)
PHP 52,000,000	6.000		10/10/12	1,208,850

Russia – 1.5%
Red Arrow International Leasing PLC (BBB/Baa2)
RUB 51,671,135	8.375		06/30/12	1,739,877
RSHB Capital SA for OJSC Russian Agricultural Bank (NR/Baa1)
710,600,000	7.500		03/25/13	23,504,698

				25,244,575

TOTAL CORPORATE OBLIGATIONS
(Cost $36,655,289)				$35,629,170

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,196,573,947)				$1,272,697,786

Short-term Investment(h) – 16.4%

Repurchase Agreement – 16.4%
Joint Repurchase Agreement Account II
$272,900,000	0.270%		10/01/10	$272,900,000
Maturity Value: $272,902,047
(Cost $272,900,000)

TOTAL INVESTMENTS – 92.7%
(Cost $1,469,473,947)				$1,545,597,786

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.3%				120,839,108

NET ASSETS – 100.0%				$1,666,436,894

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	The underlying security is issued by Deutsche Bank AG.

(d)	The underlying security is issued by HSBC Corp.

(e)	The underlying security is issued by Barclays Bank PLC.

(f)	The underlying security is issued by JPMorgan Chase.

(g)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,524,532, which represents approximately 0.4% of net assets as of September 30, 2010.

(h)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 72-73.

Security ratings disclosed, if any, are issued by Standard & Poor’s (“S&P”)/Moody’s Investor Service (“Moodys”). A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Currency Abbreviations:
ARS	—	Argentine Peso
BRL	—	Brazilian Real
CLP	—	Chilean Peso
CNY	—	Yuan Renminbi
COP	—	Colombian Peso
EGP	—	Egyptian Pound
EUR	—	Euro
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NGN	—	Nigerian Naira
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
THB	—	Thai Baht
TRY	—	Turkish Lira
TWD	—	Taiwan Dollar
ZAR	—	South African Rand

Investment Abbreviations:
BUBOR	—	Budapest Interbank Offered Rate
JIBAR	—	Johannesburg Interbank Agreed Rate
LIBOR	—	London Interbank Offered Rate
NR	—	Not Rated
WIBOR	—	Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Gain

Barclays Bank PLC	BRL	Purchase	10/14/10	$8,168,775	$75,775
	CNY	Purchase	03/17/11	57,272,840	526,213
	EUR	Purchase	12/15/10	16,166,717	798,229
	KRW	Purchase	10/14/10	14,955,130	614,869
	MXN	Sale	12/15/10	6,241,284	43,533
	MYR	Purchase	10/14/10	51,525,895	2,245,367
	RUB	Purchase	10/14/10	4,998,226	55,226
	SGD	Purchase	12/15/10	16,250,140	63,140
Citibank NA	COP	Purchase	10/14/10	14,584,106	12,106
	MYR	Purchase	10/14/10	51,132,521	2,076,385
Credit Suisse International (London)	PLN	Purchase	12/15/10	4,996,231	16,231
Deutsche Bank AG (London)	BRL	Purchase	10/14/10	15,417,721	169,721
	COP	Purchase	10/14/10	9,184,372	388,159
	EUR	Purchase	12/15/10	16,454,192	154,167
	INR	Purchase	10/14/10	11,445,805	543,635
	MXN	Purchase	12/15/10	30,355,437	1,153,143
	PHP	Purchase	10/14/10	16,727,834	918,834
HSBC Bank PLC	BRL	Purchase	10/14/10	5,424,297	261,297
	CNY	Purchase	03/17/11	21,146,836	16,836
	COP	Purchase	10/14/10	16,199,666	12,666
	EUR	Purchase	12/15/10	16,210,315	377,825
	HUF	Purchase	12/15/10	16,489,385	6,385
	IDR	Purchase	10/14/10	39,643,775	710,775

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Gain

HSBC Bank PLC (continued)	ILS	Purchase	12/15/10	$21,240,764	$696,019
	INR	Purchase	10/14/10	23,835,668	871,668
	JPY	Sale	12/15/10	16,568,937	32,063
	MXN	Purchase	12/15/10	6,497,395	77,105
		Sale	12/15/10	12,365,736	85,264
	MYR	Purchase	10/25/10	15,834,660	3,660
	PHP	Purchase	10/14/10	19,236,290	971,943
	RUB	Purchase	10/14/10	68,668,638	813,110
	TRY	Purchase	12/15/10	58,293,955	983,301
JPMorgan Securities, Inc.	BRL	Purchase	10/14/10	3,079,927	154,927
	PLN	Purchase	12/15/10	132,196,484	6,259,351
Morgan Stanley & Co.	HUF	Purchase	12/15/10	3,460,047	61,047
	TRY	Purchase	12/15/10	8,177,143	156,428
Royal Bank of Canada	BRL	Purchase	10/04/10	37,220,745	648,745
		Purchase	10/14/10	11,783,547	698,554
	COP	Purchase	10/14/10	14,537,470	120,018
	INR	Purchase	10/14/10	29,803,035	1,233,774
	KRW	Purchase	10/14/10	43,832,053	1,277,052
	PHP	Purchase	10/14/10	7,284,045	236,045
Royal Bank of Scotland PLC	TRY	Purchase	12/15/10	25,283,340	1,207,239
State Street Bank	MXN	Sale	12/15/10	8,576,105	39,992
UBS AG (London)	BRL	Purchase	01/18/11	5,905,791	40,591
	INR	Purchase	10/14/10	8,011,024	96,024
Westpac Banking Corp.	IDR	Purchase	10/14/10	11,565,175	75,175
	JPY	Purchase	12/15/10	16,102,922	271,922
	MYR	Purchase	10/14/10	7,367,176	273,176

TOTAL					$28,624,710

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

Bank of America NA	MXN	Sale	12/15/10	$6,391,382	$(141,979)
Barclays Bank PLC	HUF	Sale	12/15/10	10,786,195	(915,853)
	IDR	Purchase	01/18/11	16,296,572	(186,428)
	KRW	Sale	10/14/10	38,034,521	(1,694,521)
	MYR	Sale	10/14/10	29,126,119	(135,944)
	PHP	Sale	10/14/10	22,693,967	(818,967)
	PLN	Sale	12/15/10	4,782,182	(182,423)
	RUB	Purchase	10/14/10	24,161,633	(90,367)
Citibank NA	MYR	Purchase	10/14/10	16,185,708	(5,292)
Credit Suisse International (London)	IDR	Sale	10/14/10	32,484,354	(884,899)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

Deutsche Bank AG (London)	COP	Sale	10/14/10	$14,705,438	$(133,438)
	HUF	Sale	12/15/10	43,559,009	(4,659,424)
	INR	Sale	10/14/10	15,282,633	(716,633)
	KRW	Sale	10/14/10	7,639,405	(324,405)
	MXN	Sale	12/15/10	15,774,799	(90,350)
	MYR	Purchase	10/14/10	16,279,851	(31,726)
	PEN	Purchase	11/02/10	9,389,888	(5,112)
	PHP	Sale	10/14/10	15,105,745	(526,745)
	PLN	Sale	12/15/10	19,805,266	(975,806)
	RUB	Sale	10/14/10	14,509,506	(43,506)
HSBC Bank PLC	BRL	Sale	10/04/10	31,178,770	(366,445)
		Sale	10/14/10	15,303,951	(724,951)
	IDR	Sale	10/14/10	15,026,057	(302,057)
	KRW	Sale	10/14/10	21,046,165	(737,165)
	MYR	Purchase	10/14/10	14,810,947	(24,053)
	RUB	Purchase	10/14/10	28,899,726	(278,274)
		Sale	10/14/10	31,637,853	(378,853)
	TRY	Sale	12/15/10	7,871,599	(381,599)
	TWD	Purchase	01/18/11	16,372,423	(110,577)
	ZAR	Sale	12/15/10	63,086,543	(2,519,693)
Morgan Stanley & Co.	CNY	Purchase	01/18/11	2,436,108	(9,892)
	PLN	Sale	12/15/10	3,607,493	(201,551)
	ZAR	Purchase	12/15/10	66,713,580	(77,388)
Royal Bank of Canada	CLP	Sale	10/14/10	3,972,374	(315,374)
	INR	Sale	10/14/10	42,122,482	(1,841,314)
	KRW	Sale	10/14/10	15,233,087	(654,087)
UBS AG (London)	BRL	Sale	10/04/10	6,041,974	(47,925)

TOTAL					$(21,535,016)

SWAP CONTRACTS — At September 30, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
		Notional		Payments	Payments
		Amount	Termination	received by	made by	Unrealized
Counterparty		(000s)	Date	the Fund	the Fund	Gain (Loss)*

Bank of America NA	ZAR	300,000	04/09/12	7.020%	3 month JIBAR	$602,822
Citibank NA	PLN	125,000	06/28/12	4.600	6 month WIBOR	93,834
Deutsche Bank Securities, Inc.	ZAR	375,000	02/01/12	7.363	3 month JIBAR	946,762
	HUF	6,920,000	02/15/12	6.390	6 month BUBOR	1,351,900
	PLN	92,758	03/11/12	4.890	6 month WIBOR	1,001,954
					6 month Chilean Interbank
	CLP	20,000,000	03/19/12	2.650	Camara Rate Average	(957,728)
	PLN	150,000	03/22/12	4.750	6 month WIBOR	1,452,812
		78,400	06/14/12	4.430	6 month WIBOR	(21,654)
		267,000	06/14/12	4.410	6 month WIBOR	(109,075)
		213,850	06/29/12	4.580	6 month WIBOR	130,552
					6 month Chilean Interbank
	CLP	8,400,000	08/20/12	4.190	Camara Rate Average	(28,217)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
		Notional		Payments	Payments
		Amount	Termination	received by	made by	Unrealized
Counterparty		(000s)	Date	the Fund	the Fund	Gain (Loss)*

					6 month Chilean Interbank
Deutsche Bank Securities, Inc. (continued)	CLP	8,550,000	08/20/12	4.150%	Camara Rate Average	$(43,780)
					6 month Chilean Interbank
		8,146,000	09/04/12	4.120	Camara Rate Average	(70,248)
	PLN	307,130	09/28/12	4.660	6 month WIBOR	137,279
					6 month Chilean Interbank
	CLP	1,800,000	11/18/14	5.040	Camara Rate Average	60,960
					6 month Chilean Interbank
		3,900,000	02/02/15	5.160	Camara Rate Average	98,380
JPMorgan Securities, Inc.	HUF	3,910,000	02/06/12	6.350	6 month BUBOR	771,358
	ZAR	300,000	02/18/12	7.390	3 month JIBAR	768,823
					6 month Chilean Interbank
	CLP	9,600,000	07/29/12	4.010	Camara Rate Average	(66,457)
					6 month Chilean Interbank
		9,861,000	07/30/12	4.000	Camara Rate Average	(70,962)
					6 month Chilean Interbank
		8,462,000	09/27/12	4.460	Camara Rate Average	37,124
					6 month Chilean Interbank
		2,145,000	12/15/14	5.260	Camara Rate Average	95,655
					6 month Chilean Interbank
		15,750,000	04/20/15	4.950	Camara Rate Average	457,574

TOTAL						$6,639,668

*	There are no upfront payments on the swap contract(s), therefore, the unrealized gain/loss of the swap contract(s) is equal to their market value.

TOTAL RETURN SWAP CONTRACTS

		Notional
		Amount	Reference	Termination	Financing	Unrealized
Counterparty		(000s)	Security	Date	Fee#	Gain (Loss)*

Deutsche Bank Securities, Inc.	COP	30,000,000	Titulos de Tesoreria, 11.000% 07/24/20	10/27/10	Colombia Minimum Repo Rate +0.750%	$(51,732)
		3,858,500		10/28/10	Colombia Minimum Repo Rate +0.750%	(6,886)
	IDR	89,000,000	Republic of Indonesia, 10.750% 05/23/16	05/23/16	6 month LIBOR +0.200%	1,269,710

TOTAL						$1,211,092

*	There are no upfront payments on the swap contract(s), therefore, the unrealized gain/loss of the swap contract(s) is equal to their market value.
#	The Fund receives semi-annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 95.3%

Collateralized Mortgage Obligations – 6.7%
Adjustable Rate Non-Agency(a) – 1.9%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$299,019	3.080%	04/25/35	$271,231
American Home Mortgage Investment Trust Series 2004-3, Class 1A
10,793	0.626	10/25/34	10,065
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
333,457	2.616	04/25/34	301,062
Bear Stearns Alt-A Trust Series 2004-3, Class A1
101,328	0.896	04/25/34	79,473
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
1,317,518	2.657	07/25/35	941,532
Countrywide Alternative Loan Trust Series 2005-16, Class A1
1,035,520	2.015	06/25/35	587,140
Countrywide Alternative Loan Trust Series 2005-38, Class A1
288,091	1.870	09/25/35	177,435
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
350,721	3.325	02/19/34	306,555
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
393,378	3.251	11/20/34	333,952
Harborview Mortgage Loan Trust Series 2005-15, Class 2A11
717,843	0.527	10/20/45	423,958
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
428,838	0.497	01/19/36	256,703
Impac CMB Trust Series 2004-08, Class 1A
112,612	0.976	10/25/34	72,232
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
1,258,565	2.903	07/25/35	1,145,414
Master Adjustable Rate Mortgages Trust Series 2007-1, Class I2A3
1,387,919	1.126	01/25/47	570,712
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
1,289,795	2.793	10/25/34	1,088,039
Mortgage IT Trust Series 2005-5, Class A1
959,715	0.516	12/25/35	671,485
Sequoia Mortgage Trust Series 2004-09, Class A2
429,502	0.768	10/20/34	349,588
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
561,908	2.463	05/25/34	534,392
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
244,281	2.716	09/25/34	221,362
Structured Adjustable Rate Mortgage Loan Trust Series 2004-19, Class 2A2
142,527	2.734	01/25/35	78,482

			8,420,812

Interest Only(b) – 0.2%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
48,523	5.500	06/25/33	2,370

CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)(c)
61,049	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
118,207	5.250	07/25/33	5,119
FHLMC REMIC Series 2575, Class IB
7,542	5.500	08/15/30	30
FHLMC STRIPS Series 256, Class 56
8,216,962	4.500	05/15/23	712,366
FNMA REMIC Series 2004-47, Class EI(a)(c)
779,331	0.000	06/25/34	6,827
FNMA REMIC Series 2004-62, Class DI(a)(c)
337,933	0.000	07/25/33	2,066
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
26,991	0.120	08/25/33	82
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
9,072	0.320	07/25/33	55

			728,915

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
16,479	25.651	10/16/31	25,443
GNMA Series 2001-51, Class SB
16,123	25.651	10/16/31	25,885
GNMA Series 2001-59, Class SA
24,688	25.489	11/16/24	37,880

			89,208

Planned Amortization Class – 1.2%
FNMA REMIC Series 2003-88, Class TH
5,000,000	4.500	09/25/18	5,395,230

Regular Floater(a) – 0.8%
FHLMC REMIC Series 3038, Class XA(c)
25,643	0.000	09/15/35	26,016
FHLMC REMIC Series 3313, Class AU(c)
12,237	0.000	04/15/37	12,113
FHLMC REMIC Series 3325, Class SX(c)
219,561	0.000	06/15/37	217,506
FHLMC REMIC Series 3342, Class FT
3,371,444	0.707	07/15/37	3,363,631

			3,619,266

Sequential Fixed Rate – 2.4%
FHLMC REMIC Series 2042, Class N
430,812	6.500	03/15/28	476,186
FHLMC REMIC Series 2590, Class NV
1,000,000	5.000	03/15/18	1,101,079
FHLMC REMIC Series 2770, Class TW
7,300,000	4.500	03/15/19	8,010,618
FNMA REMIC Series 2000-16, Class ZG
623,016	8.500	06/25/30	714,107

			10,301,990

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a)(d) – 0.2%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A
$834,693	0.806%	02/25/48	$836,893

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$29,392,314

Commercial Mortgage-Backed Securities – 12.1%
Interest Only(a)(b)(d) – 0.0%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
3,708,995	1.375	03/13/40	22,455
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
3,161,115	1.104	01/15/38	10,707
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
3,763,424	1.666	02/11/36	22,736

			55,898

Sequential Fixed Rate – 3.2%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2
5,915,965	6.460	10/15/36	6,222,992
Credit Suisse Mortgage Capital Certificates Trust Series 2006-C4, Class A3
825,000	5.467	09/15/39	870,901
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
3,640,000	5.156	02/15/31	3,959,787
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4
2,500,000	5.372	09/15/39	2,713,738

			13,767,418

Sequential Floating Rate(a) – 8.9%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
5,000,000	5.346	09/10/47	5,531,747
Banc of America Commercial Mortgage, Inc. Series 2006-2, Class A4
2,000,000	5.928	05/10/45	2,194,055
Commercial Mortgage Pass-Through Certificates Series 2006-C7, Class A4
2,000,000	5.961	06/10/46	2,226,925
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
5,000,000	5.515	11/10/45	5,492,523
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4
3,500,000	5.335	08/12/37	3,837,443
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP1, Class A4
2,000,000	5.038	03/15/46	2,176,355
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
2,000,000	5.197	11/15/30	2,204,995

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A4
3,000,000	5.594	02/12/39	3,322,593
Morgan Stanley Capital I Series 2006-HQ9, Class A4
2,769,000	5.731	07/12/44	3,075,831
Morgan Stanley Capital I Series 2006-IQ11, Class A4
5,000,000	5.938	10/15/42	5,557,568
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
3,000,000	5.923	05/15/43	3,296,308

			38,916,343

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$52,739,659

Federal Agencies – 76.5%
Adjustable Rate FHLMC(a) – 0.1%
274,609	2.625	04/01/33	288,611

Adjustable Rate FNMA(a) – 1.3%
9,967	3.075	07/01/22	10,258
24,877	3.047	07/01/27	25,740
50,338	3.047	11/01/27	52,081
8,298	3.047	01/01/31	8,613
9,649	3.047	06/01/32	10,016
33,235	3.075	08/01/32	34,442
1,341,858	2.095	05/01/33	1,386,550
78,639	3.075	05/01/33	81,592
422,537	2.749	06/01/33	445,100
225,896	3.378	12/01/33	235,994
489,658	2.949	08/01/34	518,502
2,506,448	2.695	02/01/35	2,632,638
21,208	3.047	11/01/35	21,946
123,386	3.047	12/01/37	127,709
52,734	3.047	01/01/38	54,588
48,575	3.047	11/01/40	50,410

			5,696,179

Adjustable Rate GNMA(a) – 0.7%
60,351	3.375	06/20/23	62,395
28,488	3.625	07/20/23	29,270
29,752	3.625	08/20/23	30,547
77,688	3.625	09/20/23	79,770
22,482	3.375	03/20/24	23,202
191,990	3.375	04/20/24	198,772
23,484	3.375	05/20/24	24,299
201,238	3.375	06/20/24	208,468
112,228	3.625	07/20/24	115,806
151,230	3.625	08/20/24	155,782
48,613	3.625	09/20/24	49,958
56,425	3.125	11/20/24	58,285
50,936	3.125	12/20/24	53,135
39,359	3.375	01/20/25	40,870
19,797	3.375	02/20/25	20,585
66,683	3.375	05/20/25	69,467
51,310	3.625	07/20/25	53,158
24,870	3.375	02/20/26	25,709

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)

$1,434	3.625%	07/20/26		$1,476
72,234	3.375	01/20/27		74,920
25,162	3.375	02/20/27		26,004
196,138	3.375	04/20/27		203,386
21,740	3.375	05/20/27		22,545
21,532	3.375	06/20/27		22,330
7,527	3.125	11/20/27		7,755
31,493	3.125	12/20/27		32,415
59,934	3.375	01/20/28		61,972
21,439	3.250	02/20/28		22,168
23,733	3.375	03/20/28		24,568
118,059	3.625	07/20/29		121,702
50,504	3.625	08/20/29		52,065
14,921	3.625	09/20/29		15,383
59,890	3.125	10/20/29		61,637
76,674	3.125	11/20/29		78,951
17,823	3.125	12/20/29		18,345
24,355	3.250	01/20/30		25,182
13,133	3.250	02/20/30		13,580
52,200	3.250	03/20/30		53,973
72,601	3.375	04/20/30		75,387
188,668	3.375	05/20/30		196,559
15,505	3.375	06/20/30		16,105
155,331	3.625	07/20/30		161,594
27,300	3.625	09/20/30		28,403
50,935	2.875	10/20/30		52,321
240,352	2.750	12/20/34		247,520

				3,017,724

FHLMC – 17.7%
1,864	7.000	04/01/15		1,958
23,772	6.000	03/01/16		25,615
1,716	5.000	09/01/16		1,829
19,928	5.000	11/01/16		21,237
1,343	5.000	12/01/16		1,431
70,818	5.000	01/01/17		75,528
121,672	5.000	02/01/17		129,857
96,544	5.000	03/01/17		103,037
179,411	5.000	04/01/17		191,479
4,376	5.000	05/01/17		4,671
6,756	5.000	08/01/17		7,211
480,027	5.000	09/01/17		512,318
538,491	5.000	10/01/17		574,709
312,868	5.000	11/01/17		333,914
327,431	5.000	12/01/17		349,457
388,844	5.000	01/01/18		415,150
915,151	5.000	02/01/18		977,289
897,521	5.000	03/01/18		958,586
748,411	5.000	04/01/18		799,394
82,399	4.500	05/01/18		87,453
525,573	5.000	05/01/18		561,404
128,343	5.000	06/01/18		137,094
121,815	5.000	07/01/18		130,118
70,282	5.000	08/01/18		75,060
47,801	5.000	09/01/18		51,057
173,723	5.000	10/01/18		185,558

184,590	5.000	11/01/18		197,162
115,966	5.000	12/01/18		123,867
96,889	5.000	01/01/19		103,502
15,625	5.000	02/01/19		16,709
23,335	5.000	03/01/19		24,952
398,116	4.000	04/01/19		421,513
490,961	5.500	04/01/20		529,754
1,988,988	4.500	08/01/23		2,118,643
145,832	7.000	04/01/31		161,907
1,924,999	7.000	09/01/31		2,145,117
622,545	7.000	04/01/32		693,726
1,757,872	7.000	05/01/32		1,955,940
765,815	6.000	05/01/33		838,717
45,731	5.500	12/01/33		49,000
768,394	5.000	12/01/35		817,710
735,164	5.500	01/01/36		788,062
1,865	5.500	02/01/36		1,999
29,053	5.000	02/01/37		30,872
14,865	6.000	04/01/37		16,257
4,322	6.000	07/01/37		4,734
189,398	6.000	09/01/37		207,427
386,398	5.500	02/01/38		409,577
72,263	6.000	07/01/38		79,210
1,159,876	5.500	12/01/38		1,229,094
200,674	6.000	12/01/38		219,966
98,784	6.000	01/01/39		108,250
274,700	5.500	02/01/39		291,094
2,092,558	5.000	03/01/39		2,233,397
3,676,671	4.500	05/01/39		3,876,590
154,269	5.000	05/01/39		165,425
26,751	5.000	06/01/39		28,685
1,103,109	5.000	07/01/39		1,177,909
522,112	5.000	08/01/39		558,148
10,048,866	4.500	09/01/39		10,587,739
3,475,245	5.000	09/01/39		3,723,234
5,829,638	4.500	10/01/39		6,138,621
12,387,079	5.000	10/01/39		13,274,541
1,426,641	5.000	11/01/39		1,529,793
569,981	5.000	12/01/39		611,193
106,201	4.500	02/01/40		111,976
261,717	5.000	02/01/40		279,332
487,335	5.000	03/01/40		520,135
1,055,260	4.500	04/01/40		1,112,640
1,782,580	4.500	05/01/40		1,879,508
689,318	4.500	06/01/40		726,799
99,698	4.500	07/01/40		105,119
5,767,019	4.500	08/01/40		6,080,600
1,000,000	3.000	TBA-15yr	(e)	1,007,187
1,000,000	6.000	TBA-30yr	(e)	1,072,422

				77,098,168

FNMA – 43.4%
2,707	5.500	04/01/16		2,918
3,564	5.500	08/01/16		3,841
45,067	5.500	11/01/16		48,576
71,194	5.000	12/01/16		74,943

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$36,448	5.500%	12/01/16	$39,232
51,139	5.500	01/01/17	55,121
12,272	5.000	02/01/17	12,929
101,048	5.000	04/01/17	106,493
33,800	5.000	05/01/17	36,644
3,795	5.500	05/01/17	4,096
141,032	5.000	06/01/17	148,770
18,751	5.500	07/01/17	20,239
2,515	5.500	09/01/17	2,715
269,214	5.000	11/01/17	287,167
1,231,662	5.000	12/01/17	1,313,798
1,368,219	5.000	01/01/18	1,459,648
36,559	5.500	01/01/18	39,460
752,906	5.000	02/01/18	804,244
28,439	5.500	02/01/18	30,695
3,237	6.000	02/01/18	3,509
1,770,914	5.000	03/01/18	1,890,652
2,468,043	5.000	04/01/18	2,636,325
48,299	5.500	04/01/18	52,382
304,021	5.000	05/01/18	324,750
10,111	5.500	05/01/18	10,965
36,097	6.000	05/01/18	39,134
2,067,739	5.000	06/01/18	2,207,849
111,531	5.000	07/01/18	119,135
2,346,456	4.000	08/01/18	2,485,690
50,342	5.000	09/01/18	53,790
45,241	5.000	10/01/18	48,326
306,227	5.000	11/01/18	327,107
206,943	6.000	11/01/18	224,353
241,987	7.000	11/01/18	263,759
352,213	4.000	12/01/18	373,113
2,126,879	4.500	12/01/18	2,258,404
384,048	6.000	12/01/18	416,360
320,250	6.000	01/01/19	347,194
7,800	5.500	02/01/19	8,431
31,680	5.500	04/01/19	34,243
100,636	6.000	04/01/19	109,113
176,407	4.000	05/01/19	186,854
8,647	5.500	05/01/19	9,342
22,621	6.000	05/01/19	24,524
50,970	5.500	07/01/19	55,094
121,203	5.500	08/01/19	131,011
59,974	5.500	09/01/19	64,827
708,465	6.000	09/01/19	766,839
839,019	4.000	10/01/19	888,709
129,085	5.500	10/01/19	139,531
44,945	5.500	11/01/19	48,582
33,053	5.500	12/01/19	35,727
217,905	5.500	02/01/20	235,429
1,056,893	4.500	03/01/20	1,122,251
875,832	6.000	12/01/20	947,997
56,918	5.500	01/01/21	61,524
405,624	6.000	04/01/21	439,729
331,642	6.000	07/01/21	359,527
279,129	6.000	08/01/21	302,599
267,824	6.000	09/01/21	290,344

81,796	7.000	09/01/21	92,451
96,547	6.000	10/01/21	104,664
148,569	6.000	11/01/21	161,061
166,780	6.000	01/01/22	180,803
254,150	7.000	06/01/22	287,963
108,398	7.000	07/01/22	122,813
50,473	6.000	03/01/23	54,688
61,055	4.500	04/01/23	64,216
14,861	5.000	07/01/23	15,761
280,960	6.000	08/01/23	304,416
19,219	6.000	11/01/23	20,824
2,059	7.000	01/01/29	2,322
879	5.500	04/01/29	945
3,396	7.000	09/01/29	3,820
4,347	7.000	02/01/30	4,881
55,239	7.000	08/01/31	61,255
2,859	7.000	03/01/32	3,200
2,624	7.000	04/01/32	2,937
6,716	7.000	05/01/32	7,518
17,684	7.000	06/01/32	19,793
2,915	7.000	07/01/32	3,263
141,033	6.000	01/01/33	154,762
5,067	6.000	02/01/33	5,560
686,821	5.500	04/01/33	737,152
107,949	6.000	06/01/33	118,322
36,717	6.000	07/01/33	40,245
171,583	5.000	08/01/33	181,994
9,261	5.000	09/01/33	9,824
17,947	5.500	09/01/33	19,259
81,299	6.000	09/01/33	89,009
17,045	6.000	10/01/33	18,661
10,244	5.000	11/01/33	10,867
10,583	5.000	01/01/34	11,227
132,242	5.500	02/01/34	141,891
28,198	5.500	03/01/34	30,256
34,569	5.500	04/01/34	37,091
635	5.500	06/01/34	681
141,409	5.500	07/01/34	151,681
28,346	5.500	08/01/34	30,414
85,319	5.500	10/01/34	91,465
63,166	6.000	11/01/34	68,763
830,364	5.500	12/01/34	889,398
1,424,491	6.000	12/01/34	1,550,692
13,786	5.000	03/01/35	14,562
20,578	5.000	04/01/35	21,738
926,299	6.000	04/01/35	1,017,466
23,505	5.500	06/01/35	25,154
178,951	5.000	07/01/35	189,152
52,276	5.500	07/01/35	55,944
76,776	5.000	08/01/35	81,102
39,524	5.500	08/01/35	42,297
134,520	5.000	09/01/35	142,099
29,902	5.500	09/01/35	32,131
45,486	5.000	10/01/35	48,049
468,986	6.000	10/01/35	509,920
44,334	5.000	11/01/35	46,832

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$13,759	5.500%	12/01/35		$14,738
12,761	6.000	12/01/35		13,915
679	5.500	02/01/36		729
30,515	5.500	04/01/36		32,732
17,155	6.000	04/01/36		18,669
25,124	5.000	07/01/36		26,540
1,667,615	6.000	09/01/36		1,822,651
407,911	6.000	11/01/36		440,574
717,314	6.000	12/01/36		783,553
680,413	6.000	01/01/37		738,908
27,145	5.500	02/01/37		29,070
86,799	5.500	04/01/37		93,132
6,611	5.500	05/01/37		7,080
342,926	5.000	06/01/37		363,515
2,612	5.500	06/01/37		2,796
139,444	6.000	06/01/37		149,716
37,754	5.500	07/01/37		40,415
23,531	6.000	07/01/37		25,322
10,534	5.500	08/01/37		11,276
510,265	6.000	08/01/37		547,854
357,142	6.000	09/01/37		383,452
1,041,434	6.000	10/01/37		1,120,501
386,871	6.500	10/01/37		428,127
1,165,641	6.000	11/01/37		1,251,511
1,135,442	5.500	12/01/37		1,208,017
913,424	6.000	12/01/37		980,714
2,377,976	5.500	01/01/38		2,528,888
175,541	6.000	01/01/38		188,473
2,668	5.500	02/01/38		2,857
1,871,286	5.000	03/01/38		2,007,028
984,911	5.500	03/01/38		1,046,378
66,581	6.000	03/01/38		71,471
146,084	5.500	04/01/38		156,733
1,490,815	5.500	05/01/38		1,586,348
1,484,330	5.500	06/01/38		1,577,857
629,068	5.500	07/01/38		668,866
10,789	5.500	08/01/38		11,556
41,331	6.000	08/01/38		44,407
6,517	5.500	09/01/38		6,981
187,439	6.000	10/01/38		201,452
3,654	5.500	12/01/38		3,914
4,004,942	5.000	01/01/39		4,267,585
1,664,204	6.500	01/01/39		1,844,024
183,913	5.000	02/01/39		196,936
45,958	5.500	02/01/39		49,455
53,807	5.000	03/01/39		57,509
127,918	5.000	04/01/39		136,717
623,091	5.000	05/01/39		666,985
241,087	4.500	06/01/39		254,544
176,192	5.000	06/01/39		188,696
318,065	4.500	07/01/39		335,820
561,940	5.000	07/01/39		601,994
372,275	4.500	08/01/39		392,879
2,680,684	5.000	08/01/39		2,870,247
364,691	5.500	08/01/39		387,961
95,562	4.500	09/01/39		100,897

1,409,418	5.000	09/01/39		1,506,371
2,898,793	4.500	10/01/39		3,055,918
754,953	5.000	10/01/39		808,302
2,000,000	5.500	10/01/39		2,127,250
479,813	4.500	11/01/39		506,596
4,564,725	5.000	11/01/39		4,888,284
132,479	4.500	12/01/39		139,874
2,800,103	5.000	12/01/39		2,992,720
795,723	4.500	01/01/40		840,139
6,939,152	5.000	01/01/40		7,425,710
223,668	4.500	02/01/40		236,153
1,744,926	5.000	02/01/40		1,864,959
383,484	4.500	03/01/40		404,889
507,127	5.000	03/01/40		542,012
616,781	4.500	04/01/40		651,210
5,444,761	5.000	05/01/40		5,832,678
1,989,687	5.000	06/01/40		2,126,556
990,881	4.500	07/01/40		1,046,192
3,474,034	5.000	07/01/40		3,689,655
5,970,451	4.500	08/01/40		6,303,724
3,000,000	3.000	TBA-15yr	(e)	3,023,438
6,000,000	3.500	TBA-15yr	(e)	6,172,031
10,000,000	3.500	TBA-15yr	(e)	10,254,688
20,000,000	5.500	TBA-30yr	(e)	21,257,812
33,000,000	6.000	TBA-30yr	(e)	35,402,796

				189,062,729

GNMA – 13.3%
15,883	6.000	03/15/26		17,381
22,400	6.000	04/15/26		24,512
1,011,783	5.500	01/15/39		1,087,503
2,036,172	6.000	01/15/39		2,225,840
934,852	4.500	05/15/39		992,732
1,982,386	4.500	06/15/39		2,105,124
938,162	4.500	07/15/39		996,247
95,265	4.500	10/15/39		101,163
49,000,000	4.000	TBA-30yr	(e)	50,608,204

				58,158,706

TOTAL FEDERAL AGENCIES				$333,322,117

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $406,550,135)				$415,454,090

Agency Debentures – 1.3%

FHLB
$1,700,000	5.625%	03/14/36		$2,110,319
Tennessee Valley Authority(f)
2,800,000	5.375	04/01/56		3,381,122

TOTAL AGENCY DEBENTURES
(Cost $4,628,706)				$5,491,441

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – 4.4%

Home Equity – 0.5%
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(d)
$570,000	1.506%	10/25/37	$353,361
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(d)
1,100,000	1.706	10/25/37	553,108
Countrywide Home Equity Loan Trust Series 2002-E, Class A(a)
23,562	0.517	10/15/28	20,654
Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
117,552	0.517	06/15/29	84,844
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
63,757	0.477	12/15/29	32,768
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
567,709	0.547	02/15/34	265,475
Countrywide Home Equity Loan Trust Series 2004-J, Class 2A(a)
57,438	0.547	12/15/33	29,423
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A(a)
217,848	0.537	02/15/34	94,952
Countrywide Home Equity Loan Trust Series 2005-A, Class 2A(a)
352,378	0.497	04/15/35	144,131
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
426,934	7.000	09/25/37	274,065
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
521,014	7.000	09/25/37	297,994
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII(a)
208,464	0.736	03/25/34	138,958

			2,289,733

Student Loan(a) – 3.9%
Bank of America Student Loan Trust Series 2010-1A, Class A(d)
500,000	1.362	02/25/43	499,955
Brazos Higher Education Authority Inc. Student Loan Revenue Series 2004 I-A-2
3,945,500	0.449	06/27/22	3,879,799
Brazos Higher Education Authority Inc. Student Loan Revenue Series 2005 I-A-2
2,053,750	0.369	12/26/18	2,033,233
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
1,983,187	0.399	09/25/23	1,972,330
College Loan Corp. Trust Series 2004-1, Class A3
1,750,000	0.658	04/25/21	1,749,109
Education Funding Capital Trust I Series 2004-1, Class A2
804,449	0.452	12/15/22	789,693
Goal Capital Funding Trust Series 10-1, Class A(d)
1,569,167	0.964	08/25/48	1,551,540

Knowledgeworks Foundation Student Loan Series 2010-1, Class A
600,000	1.242	02/25/42	592,574
Nelnet Student Loan Trust Series 2010-3A, Class A(d)
800,000	1.212	07/27/48	801,858
Northstar Education Finance, Inc. Series 2005-1, Class A1
290,678	0.588	10/28/26	288,919
SLC Student Loan Trust Series 2006-2, Class A4
1,100,000	0.372	06/15/22	1,071,909
South Carolina Student Loan Corp. Series 2005, Class A2
1,500,000	0.417	12/01/20	1,451,610
US Education Loan Trust LLC Series 2006-1, Class A2(d)
417,619	0.427	03/01/25	414,341

			17,096,870

TOTAL ASSET-BACKED SECURITIES
(Cost $21,266,785)			$19,386,603

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $432,445,626)			$440,332,134

Short-term Investment(g) – 32.1%

Repurchase Agreement – 32.1%
Joint Repurchase Agreement Account II
$140,000,000	0.270%	10/01/10	$140,000,000
Maturity Value: $140,001,050
(Cost $140,000,000)

TOTAL INVESTMENTS – 133.1%
(Cost $572,445,626)			$580,332,134

LIABILITIES IN EXCESS OF OTHER ASSETS – (33.1)%			(144,442,537)

NET ASSETS – 100.0%			$435,889,597

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,066,954, which represents approximately 1.2% of net assets as of September 30, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $128,798,578 which represents approximately 29.5% of net assets as of September 30, 2010.

(f)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 72-73.

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(1)	December 2010	$(249,100)	$(1,878)
2 Year U.S. Treasury Notes	3	December 2010	658,453	979
5 Year U.S. Treasury Notes	(353)	December 2010	(42,666,117)	(289,832)
10 Year U.S. Treasury Notes	451	December 2010	56,847,141	270,212
30 Year U.S. Treasury Bonds	(165)	December 2010	(22,063,594)	(105,530)
Ultra Long U.S. Treasury Bonds	(22)	December 2010	(3,108,188)	29,011

TOTAL				$(97,038)

SWAP CONTRACTS — At September 30, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments
	Amount	Termination	received by	made by	Unrealized
Counterparty	(000s)(a)	Date	the Fund	the Fund	Gain (Loss)*

Credit Suisse First Boston Corp.	$9,700	08/15/17	3 month LIBOR	2.252%	$(94,254)
Deutsche Bank Securities, Inc.	7,800	08/15/17	3 month LIBOR	2.242	(70,406)
	8,800	08/15/17	3 month LIBOR	2.114	(8,949)
JPMorgan Securities, Inc.	8,800	08/15/17	3 month LIBOR	2.161	(35,132)

TOTAL					$(208,741)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) of the swap contract(s) is equal to their market value.

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2010, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Emerging Markets Debt	$60,300,000

High Yield	309,400,000

Investment Grade Credit	22,800,000

Local Emerging Markets Debt	272,900,000

U.S. Mortgages	140,000,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$300,000,000	0.250%	10/01/10	$300,002,083

Banc of America Securities LLC	1,107,500,000	0.300	10/01/10	1,107,509,229

Barclays Capital, Inc.	1,400,000,000	0.250	10/01/10	1,400,009,722

BNP Paribas Securities Co.	3,200,000,000	0.240	10/01/10	3,200,021,333

BNP Paribas Securities Co.	1,500,000,000	0.280	10/01/10	1,500,011,667

BNP Paribas Securities Co.	800,000,000	0.290	10/01/10	800,006,444

Citibank N.A	250,000,000	0.300	10/01/10	250,002,083

Citigroup Global Markets, Inc.	1,250,000,000	0.300	10/01/10	1,250,010,417

Credit Suisse Securities (USA) LLC	500,000,000	0.220	10/01/10	500,003,056

Credit Suisse Securities (USA) LLC	550,000,000	0.250	10/01/10	550,003,819

Deutsche Bank Securities, Inc.	400,000,000	0.280	10/01/10	400,003,111

JPMorgan Securities	1,500,000,000	0.250	10/01/10	1,500,010,417

JPMorgan Securities	160,000,000	0.300	10/01/10	160,001,333

Merrill Lynch & Co., Inc.	850,000,000	0.300	10/01/10	850,007,083

RBS Securities, Inc.	1,000,000,000	0.280	10/01/10	1,000,007,778

RBS Securities, Inc.	1,000,000,000	0.300	10/01/10	1,000,008,333

UBS Securities LLC	750,000,000	0.250	10/01/10	750,005,208

UBS Securities LLC	750,000,000	0.280	10/01/10	750,005,833

UBS Securities LLC	170,000,000	0.300	10/01/10	170,001,417

Wells Fargo Securities LLC	500,000,000	0.250	10/01/10	500,003,472

Wells Fargo Securities LLC	3,250,000,000	0.280	10/01/10	3,250,025,278

TOTAL				$21,187,659,116

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At September 30, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	4.550 to 7.350%	03/07/11 to 10/29/37

Federal Farm Credit Bank Principal-Only Stripped Securities	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	10/01/10 to 07/15/36

Federal Home Loan Mortgage Corp.	0.000 to 7.690	10/04/10 to 09/01/40

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/12 to 01/15/28

Federal Home Loan Mortgage Corp. Principal-Only Stripped Securities	0.000	11/15/13 to 03/15/31

Federal National Mortgage Association	0.000 to 10.350	10/12/10 to 06/01/50

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	11/15/12 to 07/15/29

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	4.000 to 6.000	03/15/24 to 09/15/40

Tennessee Valley Authority	4.375 to 6.000	03/15/13 to 07/18/17

Tennessee Valley Authority Interest-Only Stripped Securities	0.000	11/01/10 to 07/15/20

Tennessee Valley Authority Principal-Only Stripped Security	0.000	12/15/17

U.S. Treasury Bond	5.000	05/15/37

U.S. Treasury Interest-Only Stripped Securities	0.000	02/15/11 to 08/15/20

U.S. Treasury Notes	0.750 to 4.625	01/31/11 to 11/15/18

The aggregate market value of the collateral, including accrued interest, was $21,615,378,308.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2010 (Unaudited)

Emerging Markets
Debt Fund

Assets:

Investments in securities, at value (identified cost $514,161,935, $5,121,726,178, $647,414,639, $1,196,573,947 and $432,445,626, respectively)	$552,102,463
Repurchase agreement, at value which equals cost	60,300,000
Cash	898,181
Foreign currencies, at value (identified cost $161,442, $26, $0, $7,787,461 and $0, respectively)	161,442
Receivables:
Fund shares sold	21,138,234
Investment securities sold, at value	10,451,220
Interest at value, net of allowances	8,810,622
Due from broker — collateral for swap contracts	1,033,002
Forward foreign currency exchange contracts, at value	1,076,344
Swap contracts, at value	544,821
Due from broker — upfront payment	115,726
Reimbursement from investment adviser	114,543
Due from broker — variation margin, at value	10,020
Foreign tax reclaims, at value	—
Other assets, at value	712

Total assets	656,757,330

Liabilities:

Payables:
Investment securities purchased, at value	27,739,447
Fund shares redeemed	4,476,772
Forward foreign currency exchange contracts, at value	3,285,169
Swap contracts, at value (includes upfront payments received of $245,962, $0, $767,075, $0 and $0, respectively)	557,637
Amounts owed to affiliates	459,650
Income distributions	343,564
Due to broker — variation margin, at value	—
Due to broker — collateral for swap contracts	—
Deferred foreign capital gains tax	—
Accrued expenses	166,228

Total liabilities	37,028,467

Net Assets:

Paid-in capital	584,751,125
Accumulated undistributed (distributions in excess of) net investment income	2,025,528
Accumulated net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(4,126,017)
Net unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	37,078,227

NET ASSETS	$619,728,863

Net Assets:
Class A	$199,020,616
Class B	—
Class C	22,716,052
Institutional	397,275,619
Service	—
Separate Account Institutional Shares	—
Class IR	716,576
Class R	—

Total Net Assets	$619,728,863

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	15,458,788
Class B	—
Class C	1,765,874
Institutional	30,831,509
Service	—
Separate Account Institutional Shares	—
Class IR	55,603
Class R	—

Net asset value, offering and redemption price per share:(a)
Class A	$12.87
Class B	—
Class C	12.86
Institutional	12.89
Service	—
Separate Account Institutional Shares	—
Class IR	12.89
Class R	—

(a)	Maximum public offering price per share for Class A shares of Emerging Markets Debt, High Yield and Local Emerging Markets Debt Funds (NAV per share multiplied by 1.0471), Investment Grade Credit and U.S. Mortgages Funds (NAV per share multiplied by 1.0390) is $13.48, $7.51, $10.35, $10.09 and $10.63, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	Investment Grade	Local Emerging	U.S. Mortgages
Fund	Credit Fund	Markets Debt Fund	Fund

$5,381,008,846	$689,281,138	$1,272,697,786	$440,332,134
309,400,000	22,800,000	272,900,000	140,000,000
12,991,041	95,540	155,611	14,292
26	—	7,915,311	—

55,066,045	1,039,641	26,450,671	10,123
14,348,770	4,843,053	133,714,150	219,838,480
104,715,504	9,049,813	26,062,716	1,183,447
—	—	—	—
487,092	—	28,624,710	—
—	241,443	9,277,499	—
—	242,247	—	—
25,622	30,111	806,051	37,209
—	—	—	—
23,278	—	74,723	—
20,735	1,648	253	1,153

5,878,086,959	727,624,634	1,778,679,481	801,416,838

85,856,590	10,336,849	77,583,093	364,066,009
19,074,059	2,948,066	2,897,333	699,741
41,373,432	194,371	21,535,016	—
—	649,058	1,426,739	208,741
3,674,958	271,766	1,432,977	135,658
14,084,458	626,271	1,245,088	168,715
—	66,742	—	53,784
—	—	4,000,000	—
—	—	1,501,103	—
700,957	154,504	621,238	194,593

164,764,454	15,247,627	112,242,587	365,527,241

5,590,414,350	672,524,925	1,563,886,661	449,166,009
3,188,361	659,891	(7,977,835)	(462,676)
(99,651,979)	(3,090,124)	19,599,744	(20,394,465)
219,371,773	42,282,315	90,928,324	7,580,729

$5,713,322,505	$712,377,007	$1,666,436,894	$435,889,597

$865,813,714	$203,039,877	$887,667,501	$7,314,093
52,496,604	—	—	—
111,212,326	—	5,731,572	—
4,651,160,918	214,351,286	771,524,593	58,189,897
21,262,175	—	—	—
—	294,985,844	—	370,385,607
1,535,585	—	1,513,228	—
9,841,183	—	—	—

$5,713,322,505	$712,377,007	$1,666,436,894	$435,889,597

120,769,203	20,920,520	89,807,437	714,989
7,306,725	—	—	—
15,492,609	—	579,097	—
646,927,998	22,083,413	78,055,460	5,683,665
2,967,410	—	—	—
—	30,381,213	—	36,199,836
214,002	—	153,141	—
1,372,660	—	—	—

$7.17	$9.71	$9.88	$10.23
7.18	—	—	—
7.18	—	9.90	—
7.19	9.71	9.88	10.24
7.17	—	—	—
—	9.71	—	10.23
7.18	—	9.88	—
7.17	—	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2010 (Unaudited)

Emerging Markets
Debt Fund

Investment income:

Interest (net of foreign withholding taxes of $586,621 for Local Emerging Markets Debt)	$13,944,384
Dividends (net of foreign withholding taxes of $11,063 for High Yield)	—

Total investment income	13,944,384

Expenses:

Management fees	1,832,097
Distribution and Service fees(a)	240,311
Transfer Agent fees(a)	158,210
Custody and accounting fees	109,622
Professional fees	71,396
Printing and mailing costs	61,761
Registration fees	41,149
Trustee fees	8,472
Account Service Fee(a)	—
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	2,783

Total expenses	2,525,801

Less — expense reductions	(196,531)

Net expenses	2,329,270

NET INVESTMENT INCOME	11,615,114

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $341,791 for Local Emerging Markets Debt)	12,630,210
Futures transactions	2,977,457
Swap contracts	1,566,992
Foreign currency related transactions	(79,177)
Net change in unrealized gain (loss) on:
Investments (net of deferred foreign taxes of $1,501,103 for Local Emerging Markets Debt)	20,003,864
Futures	1,061,278
Swap contracts	(154,746)
Translation of assets and liabilities denominated in foreign currencies	(2,578,584)

Net realized and unrealized gain from investment, futures, swap and foreign currency related transactions	35,427,294

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,042,408

(a)	Class specific Distribution and Service, Transfer Agent and Account Service fees were as follows:
(b)	Commenced operations on July 30, 2010 for Emerging Markets Debt and Local Emerging Markets Debt Funds.

	Distribution and Service Fees				Transfer Agent Fees								Account Service Fee
										Separate
										Account
										Institutional
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Shares	Class IR(b)	Class R	Class A	Institutional
Emerging Markets Debt	$166,436	$—	$73,875	$—	$86,547	$—	$9,604	$62,002	$—	$—	$57	$—	$—	$—
High Yield	1,553,627	280,713	541,193	19,409	807,886	36,493	70,355	880,106	4,311	—	641	5,046	—	—
Investment Grade Credit	233,917	—	—	—	121,637	—	—	38,903	—	56,885	—	—	46,783	48,629
Local Emerging Markets Debt	883,526	—	11,050	—	459,434	—	1,437	114,519	—	—	82	—	—	—
U.S. Mortgages	12,793	—	—	—	6,652	—	—	12,065	—	74,705	—	—	2,559	15,081

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	Investment Grade	Local Emerging	U.S. Mortgages
Fund	Credit Fund	Markets Debt Fund	Fund

$254,989,899	$16,096,790	$38,665,140	$6,799,962
432,550	—	—	—

255,422,449	16,096,790	38,665,140	6,799,962

18,968,328	1,332,148	5,767,896	888,168
2,394,942	233,917	894,576	12,793
1,804,838	217,425	575,472	93,422
258,686	57,955	1,142,524	122,809
56,877	40,894	49,307	44,817
290,277	33,919	76,932	50,166
40,959	21,747	28,178	15,008
15,825	8,703	10,388	8,053
—	95,412	—	17,640
26,946	—	—	—
26,946	—	—	—
84,162	10,252	12,458	11,486

23,968,786	2,052,372	8,557,731	1,264,362

(48,004)	(393,385)	(846,891)	(399,080)

23,920,782	1,658,987	7,710,840	865,282

231,501,667	14,437,803	30,954,300	5,934,680

82,395,678	14,423,586	23,826,494	9,080,076
—	7,079,383	—	(4,311,602)
659,514	893,757	546,009	(17,684)
40,925,623	172,424	972,136	—

(3,392,047)	17,538,565	62,034,380	6,510,662
—	232,990	—	16,984
—	313,418	5,021,739	(311,622)
(50,214,143)	(195,198)	1,661,266	—

70,374,625	40,458,925	94,062,024	10,966,814

$301,876,292	$54,896,728	$125,016,324	$16,901,494

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund
	For the
	Six Months Ended		For the Fiscal
	September 30, 2010		Year Ended
	(Unaudited)		March 31, 2010

From operations:

Net investment income	$11,615,114		$15,342,226
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	17,095,482		13,397,415
Payments by affiliate relating to certain fixed income securities	—		13,881
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	18,331,812		42,945,798

Net increase in net assets resulting from operations	47,042,408		71,699,320

Distributions to shareholders:

From net investment income
Class A Shares	(3,410,574)		(5,165,806)
Class B Shares	—		—
Class C Shares	(321,298)		(338,717)
Institutional Shares	(8,533,121)		(13,461,063)
Service Shares	—		—
Separate Account Institutional Shares	—		—
Class IR Shares(a)	(2,033)		—
Class R Shares	—		—

Total distributions to shareholders	(12,267,026)		(18,965,586)

From share transactions:

Proceeds from sales of shares	265,078,462		285,588,213
Proceeds of shares sold in connection with in-kind subscriptions	12,379,470		—
Reinvestment of distributions	10,662,033		16,055,510
Cost of shares redeemed	(97,177,294	)(b)	(112,216,784	)(b)

Net increase (decrease) in net assets resulting from share transactions	190,942,671		189,426,939

TOTAL INCREASE (DECREASE)	225,718,053		242,160,673

Net assets:

Beginning of period	394,010,810		151,850,137

End of period	$619,728,863		$394,010,810

Accumulated undistributed (distribution in excess of) net investment income	$2,025,528		$2,677,440

(a)	Commenced operations on July 30, 2010 for Emerging Markets Debt and Local Emerging Markets Debt Funds.
(b)	Net of $8,162 and $10,270, $186,970 and $1,018,273, and $20,554 and $6,213 redemption fees for Emerging Markets Debt Fund, High Yield Fund and Local Emerging Markets Debt Fund, respectively, for the six months ended September 30, 2010 and the fiscal year ended March 31, 2010, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				Investment Grade Credit Fund		Local Emerging Markets Debt Fund
For the				For the		For the
Six Months Ended		For the Fiscal		Six Months Ended	For the Fiscal	Six Months Ended		For the Fiscal
September 30, 2010		Year Ended		September 30, 2010	Year Ended	September 30, 2010		Year Ended
(Unaudited)		March 31, 2010		(Unaudited)	March 31, 2010	(Unaudited)		March 31, 2010

$231,501,667		$458,723,728		$14,437,803	$24,974,739	$30,954,300		$12,291,873
123,980,815		(140,381,437)		22,569,150	9,532,201	25,344,639		7,873,216
—		—		—	—	—		—
(53,606,190)		1,694,492,293		17,889,775	54,773,026	68,717,385		47,478,619

301,876,292		2,012,834,584		54,896,728	89,279,966	125,016,324		67,643,708

(47,341,146)		(121,306,199)		(3,749,085)	(6,897,887)	(18,461,207)		(4,386,105)
(1,928,465)		(4,845,041)		—	—	—		—
(3,724,266)		(7,739,011)		—	—	(48,085)		(9,406)
(175,403,425)		(326,193,304)		(4,252,176)	(6,497,318)	(16,007,782)		(8,660,730)
(804,178)		(1,575,273)		—	—	—		—
—		—		(6,276,450)	(11,798,713)	—		—
(39,111)		(19,368)		—	—	(3,152)		—
(287,652)		(94,435)		—	—	—		—

(229,528,243)		(461,772,631)		(14,277,711)	(25,193,918)	(34,520,226)		(13,056,241)

1,056,071,773		4,269,359,427		106,837,554	481,186,903	901,709,027		677,733,264
—		—		—	—	—		—
150,504,414		310,611,056		10,611,867	18,133,125	27,951,003		12,305,729
(1,762,710,948	)(b)	(3,697,049,084	)(b)	(76,755,180)	(179,339,456)	(151,801,832	)(b)	(64,835,784	)(b)

(556,134,761)		882,921,399		40,694,241	319,980,572	777,858,198		625,203,209

(483,786,712)		2,433,983,352		81,313,258	384,066,620	868,354,296		679,790,676

6,197,109,217		3,763,125,865		631,063,749	246,997,129	798,082,598		118,291,922

$5,713,322,505		$6,197,109,217		$712,377,007	$631,063,749	$1,666,436,894		$798,082,598

$3,188,361		$1,214,937		$659,891	$499,799	$(7,977,835)		$(4,411,909)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	U.S. Mortgages Fund
	For the
	Six Months Ended	For the Fiscal
	September 30, 2010	Year Ended
	(Unaudited)	March 31, 2010

From operations:

Net investment income	$5,934,680	$18,003,916
Net realized gain (loss) from investment, futures and swap transactions	4,750,790	(5,062,595)
Net change in unrealized gain on investments, futures and swaps	6,216,024	41,086,590

Net increase in net assets resulting from operations	16,901,494	54,027,911

Distributions to shareholders:

From net investment income
Class A Shares	(132,696)	(335,583)
Institutional Shares	(871,204)	(3,723,536)
Separate Account Institutional Shares	(5,474,979)	(15,068,011)

Total distributions to shareholders	(6,478,879)	(19,127,130)

From share transactions:

Proceeds from sales of shares	25,799,975	146,131,384
Reinvestment of distributions	5,319,788	14,056,810
Cost of shares redeemed	(50,645,212)	(274,850,884)

Net decrease in net assets resulting from share transactions	(19,525,449)	(114,662,690)

TOTAL DECREASE	(9,102,834)	(79,761,909)

Net assets:

Beginning of period	444,992,431	524,754,340

End of period	$435,889,597	$444,992,431

Accumulated undistributed (distribution in excess of) net investment income	$(462,676)	$81,523

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Emerging Markets Debt, Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified

High Yield	A, B, C, Institutional, Service, IR and R	Diversified

Investment Grade Credit, U.S. Mortgages	A, Institutional and Separate Account Institutional	Diversified

*	Effective November 2, 2009, the High Yield Fund’s Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.

Class A Shares of the Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 3.75%, 4.50% and 3.75%, respectively. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares are not subject to a sales charge. Class IR Shares of the Emerging Markets Debt and Local Emerging Markets Debt Funds commenced operations on July 30, 2010.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Fund’s prospectus.

E. Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

All Funds	Daily/Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

H. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

I. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

J. Mortgage-Backed and Asset-Backed Securities — Certain Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

K. Mortgage Dollar Rolls — Certain Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

L. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

M. Senior Term Loans — The High Yield Fund may invest in Senior Term Loans, which are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), and contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors. These floating rate loans (“Loans”) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Term Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans are marked to market daily using pricing vendor quotations, and the change in value, if any, is recorded as an unrealized gain or loss.

N. Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain and loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, counterparty and interest rate risks.

O. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations. The Funds invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Funds sell protection through a credit default swap, the Funds could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Funds, as sellers of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Funds may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Funds are entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.
A total return swap is an agreement that gives the Funds the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Funds may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

P. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of September 30, 2010:

Emerging Markets Debt	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$433,640,190	$—
Corporate Obligations	—	98,938,846	—
Structured Notes	—	19,523,427	—
Short-term Investments	—	60,300,000	—
Derivatives	1,127,536	1,621,165	—

Total	$1,127,536	$614,023,628	$—

Liabilities
Derivatives	$(66,258)	$(3,842,806)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

High Yield	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$5,296,896,437	$—
Senior Term Loans	—	8,079,028	—
Common Stock and/or Other Equity Investments	67,555,859	8,477,522	—
Short-term Investments	—	309,400,000	—
Derivatives	—	487,092	—

Total	$67,555,859	$5,623,340,079	$—

Liabilities
Derivatives	$—	$(41,373,432)	$—

Investment Grade Credit	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$589,937,397	$—
Mortgage-Backed Obligations	—	8,370,729	—
Foreign Debt Obligations	—	23,563,090	—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	33,879,098	6,094,425	—
Municipal Debt Obligations	—	26,123,652	—
Common Stock and/or Other Equity Investments	—	1,312,747	—
Short-term Investments	—	22,800,000	—
Derivatives	338,162	241,443	—

Total	$34,217,260	$678,443,483	$—

Liabilities
Derivatives	$(91,705)	$(843,429)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

Local Emerging Markets Debt	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,109,611,093	$—
Structured Notes	—	127,457,523	—
Corporate Obligations	—	32,769,107	2,860,063
Short-term Investments	—	272,900,000	—
Derivatives	—	37,902,209	—

Total	$—	$1,580,639,932	$2,860,063

Liabilities
Derivatives	$—	$(22,961,755)	$—

The following is a reconciliation of Level 3 investments for the six months ended September 30, 2010:

Fixed Income —
Corporate
Obligations

Beginning Balance as of April 1, 2010	$1,598,582
Realized gain (loss)	(54,235)
Unrealized gain (loss) relating to instruments still held at reporting date	(105,132)
Net purchases (sales)	(1,559,557)
Transfers into Level 3	2,980,405
Transfers out of Level 3	—

Ending Balance as of September 30, 2010	$2,860,063

U.S. Mortgages	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$415,454,090	$—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	—	5,491,441	—
Asset-Backed Securities	—	19,386,603	—
Short-term Investments	—	140,000,000	—
Derivatives	300,202	—	—

Total	$300,202	$580,332,134	$—

Liabilities
Derivatives	$(397,240)	$(208,741)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended September 30, 2010, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.80%

High Yield	0.70	0.70	0.63	0.60	0.59	0.65	0.65

Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.90	0.90

U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rates above, through at least July 29, 2011, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, computed daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended September 30, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge

Fund	Class A	Class B	Class C

Emerging Markets Debt	$23,400	N/A	$—

High Yield	52,100	$—	—

Investment Grade Credit	1,900	N/A	N/A

Local Emerging Markets Debt	15,000	N/A	—

U.S. Mortgages	100	N/A	N/A

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Separate Account Institutional, and Service Shares.

F. Account Service Plans — The Trust, on behalf of Class A and Institutional Shares of Investment Grade Credit and U.S. Mortgages Funds, has adopted Account Service Plans. Under these Plans, Goldman Sachs and authorized dealers are entitled to receive a fee for account service and account maintenance equal to, on an annual basis, 0.05% of the average daily net assets of Investment Grade Credit and U.S. Mortgages Funds attributable to Class A and Institutional Shares.

G. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Account Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds as an annual percentage rate of average daily net assets are 0.044%, 0.024%, 0.004%, 0.074% and 0.004%, respectively. These Other Expense reimbursements will remain in place through at least July 29, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2010, these expense reductions, including any waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Custody	Other	Total
	Fee	Fee	Expense	Expense
Fund	Waivers	Credits	Reimbursements	Reductions

Emerging Markets Debt	$—	$2	$195	$197

High Yield	—	2	46	48

Investment Grade Credit	233	—	160	393

Local Emerging Markets Debt	—	2	845	847

U.S. Mortgages	155	—	244	399

As of September 30, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Emerging Markets Debt	$372	$54	$34	$460

High Yield	3,042	355	278	3,675

Investment Grade Credit	192	42	38	272

Local Emerging Markets Debt	1,140	179	114	1,433

U.S. Mortgages	119	2	15	136

H. Line of Credit Facility — As of September 30, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

I. Other Transactions with Affiliates — For the six months ended September 30, 2010, Goldman Sachs earned approximately $5,800, $0, $20,400, $0 and $11,700 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.
As of September 30, 2010, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 16% and 7% of total outstanding shares of the Emerging Markets Debt and Local Emerging Markets Debt Funds, respectively.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
The following tables set forth, by certain risk types, the gross value of the Funds’ investments in derivative contracts for trading activities as of September 30, 2010. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Emerging Markets Debt

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin, at value	$1,672,357	(a)	Payables for swap contracts, at value; Due to broker — variation margin, at value	$(341,634	)(a)(b)

Credit	—	—		Payables for swap contracts, at value	(282,261	)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	1,076,344		Payables for forward foreign currency exchange contracts, at value	(3,285,169)

Total		$2,748,701			$(3,909,064)

High Yield

	Statements of Assets		Statements of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities

Currency	Receivables for forward foreign currency exchange contracts, at value	$487,092	Payables for forward foreign currency exchange contracts, at value	$(41,373,432)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

5. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin, at value	$579,605	(a)	Due to broker — variation margin, at value	$(91,705	)(a)

Credit	—	—		Payables for swap contracts, at value	(649,058	)(b)

Currency	—	—		Payables for forward foreign currency exchange contracts, at value	(194,371)

Total		$579,605			$(935,134)

Local Emerging Markets Debt

	Statements of Assets		Statements of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities

Interest rate	Receivables for swap contracts, at value;	$9,277,499	Payables for swap contracts, at value	$(1,426,739	)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	28,624,710	Payables for forward foreign currency exchange contracts, at value	(21,535,016)

Total		$37,902,209		$(22,961,755)

U.S. Mortgages

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Due from broker — variation margin	$300,202(a	)	Payables for swap contracts, at value; Due to broker — variation margin	$(605,981	)(a)(b)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Aggregate of amounts include $557,637, $649,058, $1,426,739 and $208,741 for Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to investments in derivative activities and their indicative volumes for the six months ended September 30, 2010. These gains (losses) should be considered in the context that these contracts may have been executed to economically hedge securities and accordingly,

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

gains (losses) on such contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Emerging Markets Debt

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$4,487,874	$942,831	532

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	56,575	(36,299)	1

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	808,608	(2,694,204)	27

Total		$5,353,057	$(1,787,672)	560

High Yield

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$659,514	$—	1

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	49,189,015	(52,013,751)	4

Total		$49,848,529	$(52,013,751)	5

Investment Grade Credit

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures and swap contracts	$7,079,383	$474,433	1,072

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	893,757	71,975	7

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	133,132	(198,931)	2

Total		$8,106,272	$347,477	1,081

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

5. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on swap contracts	$546,009	$5,021,739	22

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	1,262,931	391,586	122

Total		$1,808,940	$5,413,325	144

U.S. Mortgages

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$(4,329,286)	$(294,638)	737

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities (excluding in-kind transactions) for the six months ended September 30, 2010, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Emerging Markets Debt	$—	$363,445,333	$—	$204,929,586

High Yield	—	1,112,849,203	—	1,682,116,795

Investment Grade Credit	161,265,116	261,681,399	122,578,619	258,864,056

Local Emerging Markets Debt	—	1,308,165,641	—	769,228,308

U.S. Mortgages	1,473,078,810	30,400,328	1,493,722,467	29,350,525

In-kind transactions for the six months ended September 30, 2010, were as follows:

	In-kind	In-kind
Fund	Purchases	Redemptions

Emerging Markets Debt	$10,765,018	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2010, the Funds’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

				Local
	Emerging		Investment	Emerging
	Markets Debt	High Yield	Grade Credit	Markets Debt	U.S. Mortgages

Capital loss carryforward(1)
Expiring 2014	$—	$—	$(2,649,569)	$—	$—
Expiring 2016	—	(846,548)	(487,181)	—	—
Expiring 2017	(15,632,681)	—	(7,321,148)	(1,699,339)	—
Expiring 2018	(4,130,595)	(207,311,126)	(15,180,070)	(3,693,914)	(22,646,854)

Total capital loss carryforward	$(19,763,276)	$(208,157,674)	$(25,637,968)	$(5,393,253)	$(22,646,854)

Timing differences (Post-October losses, Income Distribution and Straddle Losses)	$(1,137,889)	$(18,030,901)	$(622,362)	$(6,881,982)	$(2,833,169)

(1)	Expiration occurs on March 31 of the year indicated.

As of September 30, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

				Local
	Emerging		Investment	Emerging
	Markets Debt	High Yield	Grade Credit	Markets Debt	U.S. Mortgages

Tax Cost	$575,919,847	$5,435,089,801	$670,222,478	$1,470,797,489	$572,445,624

Gross unrealized gain	41,281,452	478,377,376	43,049,741	82,087,986	13,259,541
Gross unrealized loss	(4,798,836)	(223,058,331)	(1,191,081)	(7,287,689)	(5,373,031)

Net unrealized security gain	$36,482,616	$255,319,045	$41,858,660	$74,800,297	$7,886,510

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and foreign currency exchange contracts, and differences related to the tax treatment of swap transactions.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

8. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.
Effective November 1, 2010, Goldman Sachs has agreed to waive in its entirety the account service fee for Class A Shares and Institutional Shares of the U.S. Mortgages and Investment Grade Credit Funds. Effective December 1, 2010, the Account Service Plan with respect to the Funds has been terminated, and the Funds will no longer charge an account service fee.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Six Months Ended
	September 30, 2010		For the Fiscal Year Ended
	(Unaudited)		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,695,418	$119,697,114	8,618,605	$98,385,699
Reinvestment of distributions	240,723	2,962,615	384,457	4,342,633
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(3,260,595)	(39,446,525)	(4,661,057)	(53,238,308)

	6,675,546	83,213,204	4,342,005	49,490,024

Class B Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	972,301	12,064,094	749,959	8,603,028
Reinvestment of distributions	16,008	196,822	18,245	207,265
Shares redeemed	(109,302)	(1,325,064)	(62,587)	(704,481)

	879,007	10,935,852	705,617	8,105,812

Institutional Shares
Shares sold	10,753,246	132,610,991	15,587,034	178,599,486
Shares sold in connection with in-kind	960,393	12,379,470	—	—
Reinvestment of distributions	610,151	7,500,565	1,018,508	11,505,612
Shares redeemed	(4,652,073)	(56,404,519)	(5,338,326)	(58,273,995)

	7,671,717	96,086,507	11,267,216	131,831,103

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Separate Account Institutional Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares(b)
Shares sold	55,537	706,263	—	—
Reinvestment of distributions	158	2,031	—	—
Shares redeemed	(92)	(1,186)	—	—

	55,603	707,108	—	—

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	15,281,873	$190,942,671	16,314,838	$189,426,939

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on July 30, 2010 for Emerging Markets Debt Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				Investment Grade Credit Fund

For the Six Months Ended				For the Six Months Ended
September 30, 2010		For the Fiscal Year Ended		September 30, 2010		For the Fiscal Year Ended
(Unaudited)		March 31, 2010		(Unaudited)		March 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

24,912,486	$175,001,028	142,882,419	$865,512,247	5,248,133	$49,070,758	19,848,557	$170,241,994
6,125,321	43,055,733	15,126,588	97,524,702	282,434	2,658,499	539,148	4,788,534
360,552	2,489,541	481,240	3,190,205	—	—	—	—
(100,244,496)	(708,223,046)	(285,011,387)	(1,738,175,872)	(2,964,187)	(27,898,887)	(8,897,619)	(79,236,789)

(68,846,137)	(487,676,744)	(126,521,140)	(771,948,718)	2,566,380	23,830,370	11,490,086	95,793,739

165,441	1,172,112	1,127,340	6,988,801	—	—	—	—
224,514	1,582,555	587,849	3,838,421	—	—	—	—
(359,932)	(2,489,541)	(480,305)	(3,190,205)	—	—	—	—
(1,286,611)	(9,072,047)	(3,009,576)	(19,796,341)	—	—	—	—

(1,256,588)	(8,806,921)	(1,774,692)	(12,159,324)	—	—	—	—

1,560,201	11,021,739	5,057,306	32,040,900	—	—	—	—
380,911	2,683,133	792,644	5,208,358	—	—	—	—
(2,275,735)	(16,005,003)	(4,373,148)	(28,712,649)	—	—	—	—

(334,623)	(2,300,131)	1,476,802	8,536,609	—	—	—	—

121,718,500	860,406,334	534,463,809	3,348,636,456	3,914,857	36,924,737	21,476,553	186,939,287
—	—	—	—	—	—	—	—
14,483,212	102,180,241	30,678,475	202,626,967	282,455	2,658,696	427,664	3,841,591
(146,260,566)	(1,023,287,758)	(291,089,767)	(1,903,289,316)	(2,951,149)	(27,459,360)	(4,009,458)	(36,184,467)

(10,058,854)	(60,701,183)	274,052,517	1,647,974,107	1,246,163	12,124,073	17,894,759	154,596,411

391,605	2,755,039	1,599,229	10,167,040	—	—	—	—
96,068	675,453	198,137	1,299,910	—	—	—	—
(725,256)	(5,074,272)	(1,025,800)	(6,740,569)	—	—	—	—

(237,583)	(1,643,780)	771,566	4,726,381	—	—	—	—

—	—	—	—	2,264,427	20,842,059	14,180,545	124,005,622
—	—	—	—	562,594	5,294,672	1,077,010	9,503,000
—	—	—	—	(2,279,622)	(21,396,933)	(7,488,550)	(63,918,200)

—	—	—	—	547,399	4,739,798	7,769,005	69,590,422

111,411	785,637	108,497	748,462	—	—	—	—
5,546	39,110	2,791	19,370	—	—	—	—
(14,034)	(98,318)	(1,688)	(11,735)	—	—	—	—

102,923	726,429	109,600	756,097	—	—	—	—

702,888	4,929,884	762,062	5,265,521	—	—	—	—
40,935	288,189	13,621	93,328	—	—	—	—
(135,940)	(950,504)	(46,347)	(322,602)	—	—	—	—

607,883	4,267,569	729,336	5,036,247	—	—	—	—

(80,022,979)	$(556,134,761)	148,843,989	$882,921,399	4,359,942	$40,694,241	37,153,850	$319,980,572

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Six Months Ended
	September 30, 2010		For the Fiscal Year Ended
	(Unaudited)		March 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	54,980,387	$515,726,994	44,392,803	$399,811,004
Reinvestment of distributions	1,604,988	14,966,889	455,072	4,087,953
Shares redeemed	(11,816,933)	(111,415,846)	(2,627,149)	(23,005,413)

	44,768,442	419,278,037	42,220,726	380,893,544

Class C Shares
Shares sold	492,567	4,669,333	129,335	1,156,792
Reinvestment of distributions	4,802	45,319	997	8,929
Shares redeemed	(18,625)	(175,970)	(34,069)	(311,162)

	478,744	4,538,682	96,263	854,559

Institutional Shares
Shares sold	40,487,472	379,813,332	31,002,693	276,765,468
Reinvestment of distributions	1,387,015	12,935,643	932,810	8,208,847
Shares redeemed	(4,373,966)	(40,178,881)	(4,911,782)	(41,519,209)

	37,500,521	352,570,094	27,023,721	243,455,106

Separate Account Institutional Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares(a)
Shares sold	156,008	1,499,368	—	—
Reinvestment of distributions	319	3,152	—	—
Shares redeemed	(3,186)	(31,135)	—	—

	153,141	1,471,385	—	—

NET INCREASE (DECREASE)	82,900,848	$777,858,198	69,340,710	$625,203,209

(a)	Commenced operations on July 30, 2010 for Local Emerging Markets Debt Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

U.S. Mortgages Fund

For the Six Months Ended
September 30, 2010		For the Fiscal Year Ended
(Unaudited)		March 31, 2010

Shares	Dollars	Shares	Dollars

41,077	$418,481	1,709,998	$16,630,699
11,243	113,936	32,234	315,157
(617,799)	(6,274,240)	(854,000)	(8,360,524)

(565,479)	(5,741,823)	888,232	8,585,332

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

545,884	5,555,954	2,906,853	28,139,990
74,237	754,815	199,389	1,941,281
(1,231,400)	(12,486,317)	(6,460,725)	(63,856,712)

(611,279)	(6,175,548)	(3,354,483)	(33,775,441)

1,963,802	19,825,540	10,407,678	101,360,695
438,184	4,451,037	1,215,749	11,800,372
(3,148,711)	(31,884,655)	(21,173,737)	(202,633,648)

(746,725)	(7,608,078)	(9,550,310)	(89,472,581)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

(1,923,483)	$(19,525,449)	(12,016,561)	$(114,662,690)

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A	$11.99	$0.30	$0.90	$1.20	$(0.32)	$—	$(0.32)
2010 - C	11.98	0.25	0.90	1.15	(0.27)	—	(0.27)
2010 - Institutional	12.00	0.32	0.91	1.23	(0.34)	—	(0.34)
2010 - IR (Commenced July 30, 2010)	12.44	0.09	0.46	0.55	(0.10)	—	(0.10)

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	9.19	0.70	2.96	3.66	(0.86)	—	(0.86)
2010 - C	9.16	0.61	2.99	3.60	(0.78)	—	(0.78)
2010 - Institutional	9.20	0.74	2.96	3.70	(0.90)	—	(0.90)

2009 - A	11.63	0.68	(2.50)	(1.82)	(0.57)	(0.05)	(0.62)
2009 - C	11.60	0.60	(2.50)	(1.90)	(0.49)	(0.05)	(0.54)
2009 - Institutional	11.63	0.72	(2.50)	(1.78)	(0.60)	(0.05)	(0.65)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	12.16	0.30	(0.37)	(0.07)	(0.31)	(0.15)	(0.46)
2008 - C	12.14	0.25	(0.36)	(0.11)	(0.28)	(0.15)	(0.43)
2008 - Institutional	12.17	0.32	(0.38)	(0.06)	(0.33)	(0.15)	(0.48)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	11.98	0.63	0.38	1.01	(0.62)	(0.21)	(0.83)
2007 - C	11.97	0.53	0.38	0.91	(0.53)	(0.21)	(0.74)
2007 - Institutional	11.99	0.67	0.39	1.06	(0.67)	(0.21)	(0.88)

2006 - A	11.75	0.60	0.69	1.29	(0.65)	(0.41)	(1.06)
2006 - C (Commenced September 26, 2006)	11.78	0.01	0.22	0.23	(0.04)	—	(0.04)
2006 - Institutional	11.76	0.64	0.69	1.33	(0.69)	(0.41)	(1.10)

2005 - A	11.18	0.74	1.00	1.74	(0.64)	(0.53)	(1.17)
2005 - Institutional	11.19	0.77	1.02	1.79	(0.69)	(0.53)	(1.22)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$12.87	10.15%	$199,021	1.22	%(c)	1.31	%(c)	4.84	%(c)	49	%(d)
12.86	9.66	22,716	1.97	(c)	2.06	(c)	4.07	(c)	49	(d)
12.89	10.33	397,276	0.88	(c)	0.97	(c)	5.22	(c)	49	(d)
12.89	4.44	717	0.97	(c)	1.24	(c)	4.20	(c)	49	(d)

11.99	40.98	105,352	1.22		1.31		6.27		121
11.98	40.28	10,629	1.97		2.06		5.41		121
12.00	41.42	278,030	0.88		0.97		6.63		121

9.19	(15.89)	40,814	1.22		1.44		6.58		132
9.16	(16.57)	1,661	1.97		2.19		5.97		132
9.20	(15.59)	109,375	0.88		1.10		7.03		132

11.63	(0.51)	87,818	1.21	(c)	1.36	(c)	6.03	(c)	41
11.60	(0.82)	1,890	1.96	(c)	2.11	(c)	5.20	(c)	41
11.63	(0.37)	145,067	0.87	(c)	1.02	(c)	6.51	(c)	41

12.16	8.86	84,661	1.23		1.38		5.23		81
12.14	7.80	995	1.98		2.13		4.64		81
12.17	9.25	188,311	0.87		1.02		5.68		81

11.98	11.63	69,302	1.23		1.53		5.17		167
11.97	1.98	1	1.71	(c)	1.75	(c)	1.36	(c)	167
11.99	11.93	85,073	0.86		1.16		5.51		167

11.75	16.48	34,327	1.26		1.82		6.13		207
11.76	17.01	40,962	0.88		1.52		6.58		207

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A	$7.07	$0.27	$0.10	$0.37	$(0.27)
2010 - B	7.08	0.25	0.09	0.34	(0.24)
2010 - C	7.08	0.25	0.09	0.34	(0.24)
2010 - Institutional	7.09	0.28	0.10	0.38	(0.28)
2010 - Service	7.06	0.27	0.10	0.37	(0.26)
2010 - IR	7.07	0.28	0.11	0.39	(0.28)
2010 - R	7.07	0.26	0.10	0.36	(0.26)

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	5.18	0.53	1.90	2.43	(0.54)
2010 - B	5.18	0.49	1.90	2.39	(0.49)
2010 - C	5.18	0.49	1.90	2.39	(0.49)
2010 - Institutional	5.19	0.56	1.91	2.47	(0.57)
2010 - Service	5.17	0.53	1.89	2.42	(0.53)
2010 - IR	5.18	0.55	1.90	2.45	(0.56)
2010 - R	5.17	0.52	1.91	2.43	(0.53)

2009 - A	7.12	0.55	(1.92)	(1.37)	(0.57)
2009 - B	7.13	0.51	(1.94)	(1.43)	(0.52)
2009 - C	7.12	0.51	(1.93)	(1.42)	(0.52)
2009 - Institutional	7.13	0.57	(1.92)	(1.35)	(0.59)
2009 - Service	7.12	0.54	(1.93)	(1.39)	(0.56)
2009 - IR	7.12	0.57	(1.93)	(1.36)	(0.58)
2009 - R	7.12	0.53	(1.93)	(1.40)	(0.55)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	7.93	0.24	(0.78)	(0.54)	(0.27)
2008 - B	7.94	0.22	(0.79)	(0.57)	(0.24)
2008 - C	7.93	0.22	(0.79)	(0.57)	(0.24)
2008 - Institutional	7.94	0.25	(0.78)	(0.53)	(0.28)
2008 - Service	7.92	0.24	(0.78)	(0.54)	(0.26)
2008 - IR (Commenced November 30, 2007)	7.68	0.20	(0.54)	(0.34)	(0.22)
2008 - R (Commenced November 30, 2007)	7.68	0.19	(0.54)	(0.35)	(0.21)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	8.04	0.60	(0.10)	0.50	(0.61)
2007 - B	8.05	0.54	(0.10)	0.44	(0.55)
2007 - C	8.04	0.54	(0.10)	0.44	(0.55)
2007 - Institutional	8.05	0.63	(0.10)	0.53	(0.64)
2007 - Service	8.03	0.59	(0.10)	0.49	(0.60)

2006 - A	7.81	0.58	0.23	0.81	(0.58)
2006 - B	7.82	0.53	0.22	0.75	(0.52)
2006 - C	7.81	0.53	0.22	0.75	(0.52)
2006 - Institutional	7.82	0.61	0.23	0.84	(0.61)
2006 - Service	7.80	0.57	0.23	0.80	(0.57)

2005 - A	8.08	0.62	(0.22)	0.40	(0.67)
2005 - B	8.09	0.56	(0.22)	0.34	(0.61)
2005 - C	8.08	0.56	(0.22)	0.34	(0.61)
2005 - Institutional	8.09	0.65	(0.21)	0.44	(0.71)
2005 - Service	8.09	0.62	(0.24)	0.38	(0.67)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$7.17	5.35%	$865,814	1.05	%(c)	1.05	%(c)	7.70	%(c)	20%
7.18	4.95	52,497	1.80	(c)	1.80	(c)	6.94	(c)	20
7.18	4.96	111,212	1.80	(c)	1.80	(c)	6.94	(c)	20
7.19	5.52	4,651,161	0.71	(c)	0.71	(c)	8.04	(c)	20
7.17	5.42	21,262	1.21	(c)	1.21	(c)	7.52	(c)	20
7.18	5.63	1,536	0.80	(c)	0.80	(c)	7.95	(c)	20
7.17	5.22	9,841	1.30	(c)	1.30	(c)	7.47	(c)	20

7.07	48.28	1,339,958	1.05		1.06		8.38		35
7.08	47.38	60,649	1.80		1.81		7.61		35
7.08	47.38	111,997	1.80		1.81		7.56		35
7.09	48.88	4,655,677	0.71		0.72		8.64		35
7.06	48.13	22,639	1.21		1.22		8.14		35
7.07	48.63	786	0.80		0.81		8.01		35
7.07	48.20	5,404	1.30		1.31		7.78		35

5.18	(20.12)	1,636,406	1.07		1.08		9.10		14
5.18	(20.73)	53,589	1.82		1.83		8.20		14
5.18	(20.72)	74,325	1.82		1.83		8.25		14
5.19	(19.81)	1,986,033	0.73		0.74		9.49		14
5.17	(20.28)	12,582	1.23		1.24		8.98		14
5.18	(19.91)	8	0.82		0.83		9.31		14
5.17	(20.47)	183	1.32		1.33		9.95		14

7.12	(6.82)	1,650,027	1.07	(c)	1.09	(c)	7.87	(c)	11
7.13	(7.23)	92,953	1.82	(c)	1.84	(c)	7.12	(c)	11
7.12	(7.11)	101,138	1.82	(c)	1.84	(c)	7.12	(c)	11
7.13	(6.68)	1,628,668	0.73	(c)	0.75	(c)	8.22	(c)	11
7.12	(6.89)	10,573	1.23	(c)	1.25	(c)	7.72	(c)	11
7.12	(4.35)	10	0.82	(c)	0.84	(c)	8.20	(c)	11
7.12	(4.51)	9	1.32	(c)	1.34	(c)	7.73	(c)	11

7.93	6.41	1,777,150	1.09		1.11		7.46		50
7.94	5.61	115,817	1.84		1.86		6.72		50
7.93	5.61	119,073	1.84		1.86		6.71		50
7.94	6.79	1,646,138	0.73		0.75		7.82		50
7.92	6.28	8,399	1.24		1.26		7.34		50

8.04	10.76	1,395,265	1.12		1.14		7.38		41
8.05	9.93	96,743	1.87		1.89		6.64		41
8.04	9.94	90,528	1.87		1.89		6.64		41
8.05	11.16	1,296,429	0.75		0.77		7.76		41
8.03	10.63	2,980	1.25		1.27		7.26		41

7.81	5.10	1,006,734	1.15		1.17		7.74		52
7.82	4.31	104,637	1.90		1.92		6.98		52
7.81	4.32	72,590	1.90		1.92		6.95		52
7.82	5.50	825,508	0.76		0.79		8.11		52
7.80	4.72	1,597	1.26		1.29		7.62		52

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A	$9.14	$0.19	$0.57	$0.76	$(0.19)	$—	$(0.19)
2010 - Institutional	9.14	0.21	0.56	0.77	(0.20)	—	(0.20)
2010 - Separate Account Institutional	9.14	0.21	0.57	0.78	(0.21)	—	(0.21)

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	7.75	0.43	1.40	1.83	(0.44)	—	(0.44)
2010 - Institutional	7.75	0.46	1.40	1.86	(0.47)	—	(0.47)
2010 - Separate Account Institutional	7.75	0.47	1.39	1.86	(0.47)	—	(0.47)

2009 - A	9.64	0.51	(1.83)	(1.32)	(0.57)	—	(0.57)
2009 - Institutional	9.66	0.55	(1.85)	(1.30)	(0.61)	—	(0.61)
2009 - Separate Account Institutional	9.65	0.57	(1.86)	(1.29)	(0.61)	—	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.90	0.22	(0.27)	(0.05)	(0.21)	—	(0.21)
2008 - Institutional	9.92	0.23	(0.27)	(0.04)	(0.22)	—	(0.22)
2008 - Separate Account Institutional	9.91	0.23	(0.26)	(0.03)	(0.23)	—	(0.23)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.95	0.51	(0.08)	0.43	(0.48)	—	(0.48)
2007 - Institutional	9.97	0.55	(0.08)	0.47	(0.52)	—	(0.52)
2007 - Separate Account Institutional	9.96	0.56	(0.08)	0.48	(0.53)	—	(0.53)

2006 - A	9.93	0.47	—	0.47	(0.45)	—	(0.45)
2006 - Institutional	9.95	0.51	—	0.51	(0.49)	—	(0.49)
2006 - Separate Account Institutional	9.94	0.52	(0.01)	0.51	(0.49)	—	(0.49)

2005 - A	10.31	0.40	(0.35)	0.05	(0.39)	(0.04)	(0.43)
2005 - Institutional	10.32	0.52	(0.42)	0.10	(0.43)	(0.04)	(0.47)
2005 - Separate Account Institutional	10.31	0.46	(0.35)	0.11	(0.44)	(0.04)	(0.48)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.71	8.39%	$203,040	0.76	%(c)	0.88	%(c)	4.05	%(c)	60%
9.71	8.57	214,351	0.42	(c)	0.54	(c)	4.42	(c)	60
9.71	8.60	294,986	0.37	(c)	0.49	(c)	4.46	(c)	60

9.14	23.96	167,774	0.76		0.89		4.90		90
9.14	24.39	190,478	0.41		0.55		5.17		90
9.14	24.45	272,812	0.36		0.50		5.39		90

7.75	(14.00)	53,185	0.76		0.97		6.22		135
7.75	(13.83)	22,809	0.40		0.63		6.52		135
7.75	(13.72)	171,003	0.35		0.58		6.52		135

9.64	(0.54)	9,455	0.76	(c)	0.95	(c)	5.31	(c)	15
9.66	(0.39)	10,504	0.40	(c)	0.61	(c)	5.67	(c)	15
9.65	(0.37)	226,207	0.35	(c)	0.56	(c)	5.72	(c)	15

9.90	4.44	8,615	0.79		0.97		5.17		74
9.92	4.83	10,893	0.40		0.60		5.59		74
9.91	4.89	239,358	0.35		0.55		5.61		74

9.95	4.84	3,420	0.79		1.04		4.82		74
9.97	5.35	3,317	0.40		0.65		5.21		74
9.96	5.30	206,122	0.35		0.60		5.26		74

9.93	0.50	3,622	0.81		1.07		3.88		88
9.95	0.89	3,638	0.40		0.66		4.40		88
9.94	1.04	192,196	0.35		0.62		4.34		88

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	capital	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A	$9.31	$0.22	$0.60	$0.82	$(0.25)	$—	$(0.25)
2010 - C	9.33	0.18	0.60	0.78	(0.21)	—	(0.21)
2010 - Institutional	9.31	0.23	0.60	0.83	(0.26)	—	(0.26)
2010 - IR (Commenced July 30, 2010)	9.43	0.06	0.48	0.54	(0.09)	—	(0.09)

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	7.23	0.42	2.10	2.52	(0.44)	—	(0.44)
2010 - C	7.24	0.36	2.10	2.46	(0.37)	—	(0.37)
2010 - Institutional	7.23	0.45	2.10	2.55	(0.47)	—	(0.47)

2009 - A	9.85	0.50	(2.64)	(2.14)	(0.20)	(0.28)	(0.48)
2009 - C	9.85	0.48	(2.67)	(2.19)	(0.18)	(0.24)	(0.42)
2009 - Institutional	9.85	0.53	(2.64)	(2.11)	(0.22)	(0.29)	(0.51)

FOR THE PERIOD ENDED MARCH 31,

2008 - A (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	(0.05)
2008 - C (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	(0.05)
2008 - Institutional (Commenced February 15, 2008)	10.00	0.06	(0.15)	(0.09)	(0.06)	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.88	8.95%	$887,668	1.35	%(c)	1.48	%(c)	4.67	%(c)	77%
9.90	8.52	5,732	2.10	(c)	2.33	(c)	3.79	(c)	77
9.88	9.13	771,525	1.01	(c)	1.14	(c)	5.03	(c)	77
9.88	5.71	1,513	1.10	(c)	1.68	(c)	3.81	(c)	77

9.31	35.39	419,456	1.35		1.49		4.74		134
9.33	34.47	936	2.10		2.24		4.09		134
9.31	35.84	377,691	1.01		1.15		5.16		134

7.23	(22.32)	20,385	1.33		1.65		5.99		92
7.24	(22.79)	30	2.08		2.40		5.17		92
7.23	(22.05)	97,877	0.99		1.31		6.30		92

9.85	(0.93)	1,482	1.35	(c)	2.98	(c)	4.29	(c)	3
9.85	(1.01)	127	2.10	(c)	3.73	(c)	4.30	(c)	3
9.85	(0.89)	60,432	1.01	(c)	2.64	(c)	5.52	(c)	3

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010 - A	$9.99	$0.12	$0.25	$0.37	$(0.13)	$—	$(0.13)
2010 - Institutional	10.00	0.13	0.26	0.39	(0.15)	—	(0.15)
2010 - Separate Account Institutional	9.99	0.14	0.25	0.39	(0.15)	—	(0.15)

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	9.27	0.32	0.76	1.08	(0.36)	—	(0.36)
2010 - Institutional	9.29	0.38	0.73	1.11	(0.40)	—	(0.40)
2010 - Separate Account Institutional	9.28	0.38	0.73	1.11	(0.40)	—	(0.40)

2009 - A	9.62	0.37	(0.27)	0.10	(0.38)	(0.07)	(0.45)
2009 - Institutional	9.64	0.39	(0.26)	0.13	(0.41)	(0.07)	(0.48)
2009 - Separate Account Institutional	9.64	0.41	(0.29)	0.12	(0.41)	(0.07)	(0.48)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.91	0.19	(0.29)	(0.10)	(0.19)	—	(0.19)
2008 - Institutional	9.93	0.20	(0.28)	(0.08)	(0.21)	—	(0.21)
2008 - Separate Account Institutional	9.93	0.21	(0.29)	(0.08)	(0.21)	—	(0.21)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.90	0.44	0.04	0.48	(0.47)	—	(0.47)
2007 - Institutional	9.91	0.47	0.05	0.52	(0.50)	—	(0.50)
2007 - Separate Account Institutional	9.91	0.48	0.05	0.53	(0.51)	—	(0.51)

2006 - A	9.82	0.41	0.08	0.49	(0.41)	—	(0.41)
2006 - Institutional	9.82	0.45	0.08	0.53	(0.44)	—	(0.44)
2006 - Separate Account Institutional	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

2005 - A	10.22	0.28	(0.17)	0.11	(0.33)	(0.18)	(0.51)
2005 - Institutional	10.22	0.33	(0.18)	0.15	(0.37)	(0.18)	(0.55)
2005 - Separate Account Institutional	10.21	0.36	(0.20)	0.16	(0.37)	(0.18)	(0.55)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Six Months	For the
Ended September 30,	Periods Ended
2010	2010(e)	2009	2008	2007	2006
219%	464%	511%	295%	380%	1,442%

Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

(e)	The amount previously reported has been adjusted to exclude certain “To Be Announced” activity where a mortgage security was delivered.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate(c)

$10.23	3.71%	$7,314	0.76	%(d)	0.94	%(d)	2.33	%(d)	346%
10.24	3.89	58,190	0.42	(d)	0.60	(d)	2.64	(d)	346
10.23	3.92	370,386	0.37	(d)	0.55	(d)	2.69	(d)	346

9.99	11.84	12,791	0.76		0.94		3.29		628	(e)
10.00	12.11	62,950	0.41		0.60		3.88		628	(e)
9.99	12.17	369,251	0.36		0.55		3.91		628	(e)

9.27	0.90	3,637	0.76		0.91		3.93		560
9.29	1.38	89,617	0.40		0.57		4.22		560
9.28	1.32	431,500	0.35		0.52		4.39		560

9.62	(0.80)	7,021	0.76	(d)	0.91	(d)	4.58	(d)	483
9.64	(0.75)	164,236	0.40	(d)	0.57	(d)	4.94	(d)	483
9.64	(0.73)	507,194	0.35	(d)	0.52	(d)	4.98	(d)	483

9.91	4.96	7,044	0.78		0.94		4.43		610
9.93	5.43	153,795	0.40		0.58		4.81		610
9.93	5.48	532,819	0.35		0.53		4.84		610

9.90	5.21	6,973	0.79		0.98		4.24		1,665
9.91	5.56	117,497	0.40		0.61		4.64		1,665
9.91	5.73	307,935	0.35		0.56		4.62		1,665

9.82	1.00	7,916	0.81		0.98		2.88		2,006
9.82	1.49	74,616	0.40		0.58		3.43		2,006
9.82	1.54	387,306	0.35		0.53		3.42		2,006

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 through September 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	4/1/10	9/30/10		9/30/10*	4/1/10	9/30/10		9/30/10*	4/1/10	9/30/10		9/30/10*	4/1/10	9/30/10		9/30/10*	4/1/10	9/30/10		9/30/10*
Class A
Actual	$1,000.00	$1,101.50		$6.43	$1,000.00	$1,053.50		$5.41	$1,000.00	$1,083.90		$3.97	$1,000.00	$1,089.50		$7.07	$1,000.00	$1,037.10		$3.88
Hypothetical 5% return	1,000.00	1,018.95	+	6.17	1,000.00	1,019.80	+	5.32	1,000.00	1,021.26	+	3.85	1,000.00	1,018.30	+	6.83	1,000.00	1,021.26	+	3.85

Class B
Actual	N/A	N/A		N/A	1,000.00	1,049.50		9.25	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.04	+	9.10	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	1,000.00	1,096.60		10.35	1,000.00	1,049.60		9.25	N/A	N/A		N/A	1,000.00	1,085.20		10.98	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,015.19	+	9.95	1,000.00	1,016.04	+	9.10	N/A	N/A		N/A	1,000.00	1,014.54	+	10.61	N/A	N/A		N/A

Institutional
Actual	1,000.00	1,103.30		4.64	1,000.00	1,055.20		3.66	1,000.00	1,085.70		2.20	1,000.00	1,091.30		5.29	1,000.00	1,038.90		2.15
Hypothetical 5% return	1,000.00	1,020.66	+	4.46	1,000.00	1,021.51	+	3.60	1,000.00	1,022.96	+	2.13	1,000.00	1,020.00	+	5.11	1,000.00	1,022.96	+	2.13

Service
Actual	N/A	N/A		N/A	1,000.00	1,054.20		6.23	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.00	+	6.12	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Separate Account Institutional
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,086.00		1.93	N/A	N/A		N/A	1,000.00	1,039.20		1.89
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,023.21	+	1.88	N/A	N/A		N/A	1,000.00	1,023.21	+	1.88

Class IR(a)
Actual	1,000.00	1,044.40		1.66	1,000.00	1,056.30		4.12	N/A	N/A		N/A	1,000.00	1,057.10		1.89	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,006.74	+	1.63	1,000.00	1,021.06	+	4.05	N/A	N/A		N/A	1,000.00	1,006.52	+	1.84	N/A	N/A		N/A

Class R
Actual	N/A	N/A		N/A	1,000.00	1,052.20		6.69	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.55	+	6.58	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

(a)	Commenced operations on July 30, 2010 for Emerging Markets Debt and Local Emerging Markets Debt Fund.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

						Separate Account
Fund	Class A	Class B	Class C	Institutional	Service	Institutional	Class IR(a)	Class R

Emerging Markets Debt	1.22%	N/A	1.97%	0.88%	N/A	N/A	0.97%	N/A
High Yield	1.05	1.80%	1.80	0.71	1.21%	N/A	0.80	1.30%
Investment Grade Credit	0.76	N/A	N/A	0.42	N/A	0.37%	N/A	N/A
Local Emerging Markets Debt	1.35	N/A	2.10	1.01	N/A	N/A	1.10	N/A
U.S. Mortgages	0.76	N/A	N/A	0.42	N/A	0.37	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Debt, Goldman Sachs High Yield, Goldman Sachs Investment Grade Credit, Goldman Sachs Local Emerging Markets Debt and Goldman Sachs U.S. Mortgages Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;

(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);

(iii)	trends in headcount;

(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and

(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;

(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(ii)	each Fund’s expense trends over time; and

(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;

(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Investment Grade Credit and U.S. Mortgages Funds) and reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;

(h)	potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services;

(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;

(k)	portfolio trading related issues;

(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;

(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and

(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the High Yield Fund’s Service Shares and the Investment Grade Credit and U.S. Mortgages Funds’ Class A and Institutional Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. This information on each Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions and credit and duration parameters. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that each of the Funds, with the exception of High Yield Fund, outperformed its respective benchmark for the one-year period ended December 31, 2009. They also noted that each of the Funds, with the exception of Local Emerging Markets Debt Fund, ranked in the top half of its respective peer group for the one-year period ended December 31, 2009. The Trustees recognized that despite a challenging track record over the three- and five-year time period ended December 31, 2009 for the Investment Grade Credit Fund, the recent performance of the Funds was generally strong. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (two-year, in the case of Local Emerging Markets Debt Fund) history comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fees paid by the Investment Grade Credit and U.S. Mortgages Funds. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

				Local
	Emerging		Investment	Emerging
	Markets		Grade	Markets	U.S.
Average Daily	Debt	High Yield	Credit	Debt	Mortgages
Net Assets	Fund	Fund	Fund	Fund	Fund

First $1 billion	0.80%	0.70%	0.40%	0.90%	0.40%
Next $1 billion	0.80	0.70	0.36	0.90	0.36
Next $3 billion	0.72	0.63	0.34	0.81	0.34
Next $3 billion	0.68	0.60	0.33	0.77	0.33
Over $8 billion	0.67	0.59	0.32	0.75	0.32

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit management fees (with respect to the Investment Grade Credit and U.S. Mortgages Funds) and other expenses (with respect to all of the Funds) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser was passing along savings to shareholders of the High Yield Fund, which had asset levels above the first breakpoint.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2011.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $700.8 billion in assets under management as of September 30, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square FundsSM
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime
Obligations Fund
■ Financial Square Treasury
Instruments Fund
■ Financial Square Treasury
Obligations Fund
Fixed Income
Short Duration and
Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM 4
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap
Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed
Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund

■ International Equity Dividend
and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund
Fundamental Equity
International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate
Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global
Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[4]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.

The Goldman Sachs Technology Tollkeeper FundSM and Financial Square FundsSM are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke** John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker*	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer
Joseph P. LoRusso** James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel
*Resigned effective September 30, 2010
**Effective August 19, 2010
GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ending June 30, 2009 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (”SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

Copyright ©2010 Goldman, Sachs & Co. All rights reserved. 44089.MF.TMPL SSFISAR10 / 114.3K / 11-10

ITEM 2.	CODE OF ETHICS.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.		INVESTMENTS.

	(a)	Schedules of Investments are included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

	(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		The information required by this Item is only required in an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)		Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	December 1, 2010

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 1, 2010